                                                                   Exhibit 10.73

--------------------------------------------------------------------------------
THIS LEASE AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART CONTAINING THE RECEIPT EXECUTED BY LESSOR OR, IF LESSOR HAS ASSIGNED ITS RIGHTS TO A THIRD PARTY IN ACCORDANCE WITH THIS LEASE AGREEMENT,
        SUCH THIRD PARTY ON THE SIGNATURE PAGE OF THIS LEASE AGREEMENT.
--------------------------------------------------------------------------------

                               DATED: MAY 21, 1997

                             ACG ACQUISITION XII LLC

                                    (Lessor)

                                     - and -

                              ALOHA AIRLINES, INC.

                                    (Lessee)

                       ----------------------------------
                               LEASE AGREEMENT 809
                                 - relating to -
                             Boeing 737-2Q9 Aircraft
                         Manufacturers Serial No: 21720
                          U.S. Registration Mark N809AL
                       ----------------------------------

                        FELTMAN, KARESH, MAJOR & FARBMAN,
                          Limited Liability Partnership
                               Carnegie Hall Tower
                              152 West 57th Street
                           New York., New York 10019

                               TABLE OF CONTENTS

CLAUSE                                                                                   PAGE

1.    DEFINITIONS and INTERPRETATION ......................................................1
      1.1 Definitions .....................................................................1
      1.2 Interpretation .................................................................15

2.    REPRESENTATIONS and WARRANTIES .....................................................15
      2.1   Lessee's Representations and Warranties ......................................15
      2.2   Lessee's Further Representations and Warranties ..............................17
      2.3   Repetition ...................................................................18
      2.4   Lessor's Representations and Warranties ......................................18
      2.5   Repetition ...................................................................19

3.    CONDITIONS PRECEDENT ...............................................................19
      3.1   Lessor's Documentary Conditions Precedent ....................................19
      3.2   Lessor's Other Conditions Precedent ..........................................20
      3.3   Lessor's Waiver ..............................................................21
      3.4   Lessee's Conditions Precedent ................................................21
      3.5   Lessee's Waiver ..............................................................22

4.    COMMENCEMENT; OPTIONS ..............................................................22
      4.1   Leasing ......................................................................22
      4.2   Delivery .....................................................................22
      4.3   Acceptance and Risk ..........................................................23
      4.4   Extension Option . ...........................................................23
      4.5   Early Termination Option .....................................................23

5.    PAYMENTS ...........................................................................23
      5.1   Security Deposit; Letter of Credit ...........................................23
      5.2   Rental Periods ...............................................................26
      5.3   Basic Rent ...................................................................26
      5.4   Payments .....................................................................26
      5.5   Gross-up .....................................................................26
      5.6   Taxation .....................................................................27
      5.7   Information ..................................................................28
      5.8   Taxation of Indemnity Payments ...............................................28
      5.9   Default Interest .............................................................29
      5.10  Contest ......................................................................29
      5.11  Absolute .....................................................................30

                                       -i-




                               TABLE OF CONTENTS
                                   continued

CLAUSE                                                                                   PAGE

6.    MANUFACTURER'S WARRANTIES ..........................................................31
      6.1 Assignment .....................................................................31
      6.2 Proceeds .......................................................................31
      6.3 Parts ..........................................................................32
      6.4 Agreement ......................................................................32

7.    LESSOR'S COVENANTS and DISCLAIMERS .................................................32
      7.1   Quiet Enjoyment ..............................................................32
      7.2   Registration and Filings .....................................................33
      7.3   Agreed Maintenance Performers ................................................33
      7.4   Exclusion ....................................................................33
      7.5   Lessee's Waiver ..............................................................34
      7.6   Lessee's Confirmation ........................................................34

8.    LESSEE'S COVENANTS .................................................................34
      8.1   Duration .....................................................................34
      8.2   Information ..................................................................34
      8.3   Lawful and Safe Operation ....................................................37
      8.4   Taxes and Other Charges ......................................................38
      8.5   Sub-Leasing ..................................................................38
      8.6   Inspection ...................................................................39
      8.7   Protection of Title ..........................................................39
      8.8   General ......................................................................41
      8.9   Records ......................................................................42
      8.10  Registration and Filings .....................................................42
      8.11  Maintenance and Repair .......................................................42
      8.12  Removal of Engines and Parts .................................................44
      8.13  Installation of Engines and Parts ............................................44
      8.14  Non-Installed Engines and Parts ..............................................46
      8.15  Pooling of Engines and Parts .................................................47
      8.16  Equipment Changes ............................................................48
      8.17  Title to Engines and Parts ...................................................48
      8.18  Third Parties ................................................................49

9.    INSURANCE ..........................................................................49

                                      -ii-




                               TABLE OF CONTENTS
                                   continued

CLAUSE                                                                                   PAGE

      9.1   Insurances ....................................................................49
      9.2   Requirements ..................................................................49
      9.3   Insurance Covenants ...........................................................50
      9.4   Failure to Insure .............................................................51
      9.5   Continuing Indemnity ..........................................................52
      9.6   Application of Insurance Proceeds .............................................52

10.   INDEMNITY ...........................................................................53
      10.1 General ........................................................................53
      10.2 Mitigation .....................................................................54
      10.3 Duration .......................................................................55

11.   EVENTS OF LOSS ......................................................................55
      11.1 Total Loss .....................................................................55
      11.2 Requisition ....................................................................57

12.   RETURN OF AIRCRAFT ..................................................................57
      12.1 Redelivery .....................................................................57
      12.2 Final Checks ...................................................................58
      12.3 Final Inspection ...............................................................59
      12.4 Non-Compliance .................................................................59
      12.5 Export Documentation ...........................................................60
      12.6 Acknowledgment .................................................................60
      12.7 Maintenance Program ............................................................60
      12.8 Storage ........................................................................61

13.   DEFAULT .............................................................................61
      13.1 Events .........................................................................61
      13.2 Rights .........................................................................66
      13.3 Export .........................................................................66
      13.4 Default Payments ...............................................................67

14.   ASSIGNMENT and TRANSFER .............................................................68
      14.1 No assignment by Lessee ........................................................68
      14.2 Lessor Assignment ..............................................................68
      14.3 Grants of Security Interests ...................................................70

                                      -iii-




                               TABLE OF CONTENTS
                                   continued

CLAUSE                                                                                   PAGE

      14.4 Sale and Leaseback by Lessor ..................................................72
      14.5 Further Acknowledgments .......................................................72
      14.6 Certain Protections for Lessee's Benefit ......................................73

15.   MISCELLANEOUS ......................................................................73
      15.1  Waivers, Remedies Cumulative .................................................73
      15.2  Delegation ...................................................................73
      15.3  Appropriation ................................................................73
      15.4  Currency Indemnity ...........................................................74
      15.5  Payment by the Lessor ........................................................74
      15.6  Severability . ...............................................................74
      15.7  Remedy .......................................................................75
      15.8  Expenses .....................................................................75
      15.9  Time of Essence ..............................................................75
      15.10 Notices ......................................................................75
      15.11 Law and Jurisdiction .........................................................77
      15.12 Sole and Entire Agreement ....................................................78
      15.13 Indemnities ..................................................................78
      15.14 Counterparts .................................................................78

SCHEDULES

      1.      Aircraft Specification                                                       80
      2.      Certificate of Acceptance 809                                                83
      3.      Operating Condition at Redelivery                                            87
      4.      Insurance Requirements                                                       94
      5.      Form of Legal Opinion                                                        99
      6.      Form of Letter of Credit                                                    100
      7.      Form of Semi-Annual Status Report                                           101

                                                          RECORDED

                                             Federal Aviation Administration

                                            Date   8-28-97      Time   7:53 am
                                                 --------------      ----------
                                             Conveyance Number   HK010357
                                                              -----------------
                                            By   Barbara Deepler
                                               ---------------------
                                               Conveyances Examiner


THIS LEASE AGREEMENT is made the 21st day of May, 1997

BETWEEN:

(1) ACG ACQUISITION XII LLC, a Delaware limited liability company, having its principal place of business at Three Stamford Landing, 46 Southfield Avenue, Stamford, Connecticut 06902, U.S.A. (the "LESSOR"), and

(2) ALOHA AIRLINES, INC., a Delaware corporation having its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 (the "LESSEE").

WHEREAS:

(A)    The Aircraft has previously been operated by the Lessee.

(B) Pursuant to an Aircraft Purchase Agreement, dated as of May 21, 1997, between First Security Bank, National Association, not in its individual capacity but solely as owner trustee, as seller ("Seller"), and Lessor, as buyer (the "Purchase Agreement"), Lessor has purchased the Aircraft from Seller, and Lessor has agreed to lease the Aircraft to the Lessee with effect from the purchase of the Aircraft upon and subject to the covenants, terms and conditions set out in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS

       In this Agreement the following expressions shall, unless the context otherwise requires, have the following respective meanings:

       ACTUAL COST                          as it applies to any maintenance
                                            work on the Aircraft means the
                                            actual cost of replacement parts
                                            plus the cost of the associated
                                            labor at Lessee's in-house labor
                                            rates (if the work is performed by
                                            Lessee) or at third party costs
                                            charged to Lessee (if the work is
                                            performed by third parties) and
                                            shall in no event include late
                                            charges, interest or other similar
                                            amounts.

       AFFILIATE                            in relation to any person, any other
                                            person controlled directly or
                                            indirectly by that person, any other
                                            person that controls directly or
                                            indirectly that person or any other
                                            person under common control with
                                            that person.

                                            For this purpose "control" of any
                                            entity or person means ownership of
                                            a majority of the voting power of
                                            the entity or person.

       AGREED MAINTENANCE PERFORMER         the Lessee or any other reputable
                                            maintenance organization that is (i)
                                            experienced in maintaining aircraft
                                            and/or engines of the same type as
                                            the Aircraft and the Engines, (ii)
                                            duly certificated by the FAA under
                                            FAR Part 145, and (iii) not objected
                                            to by Lessor pursuant to Clause 7.3.

       AGREED MAINTENANCE PROGRAM           the Lessee's current Maintenance
                                            Program, as the same may be amended
                                            from time to time in accordance with
                                            this Agreement.

       AGREED VALUE                         $6,000,000.

       AIRCRAFT                             the aircraft described in Part 1 of
                                            Schedule 1 (which term includes,
                                            where the context admits, a separate
                                            reference to all Engines, Parts and
                                            Aircraft Documents).

       AIRCRAFT DOCUMENTS                   the documents, data and records
                                            identified in Part 2 of Schedule 1
                                            and all additions, renewals,
                                            revisions and replacements from time
                                            to time made in accordance with this
                                            Agreement.

       AIRFRAME                             the Aircraft, excluding the Engines
                                            and the Aircraft Documents.

       APU (i) the auxiliary power unit listed in Schedule 1, (ii) any and all Parts, so long as such Parts are incorporated in, installed on or attached to such auxiliary power unit or so long as title to such Parts is vested in the Lessor in accordance with the terms of Clause 8.17(b) after removal from such auxiliary power unit, and (iii) insofar as the same belong to Lessor, all substitutions, replacements or renewals from time to time made in or to such auxiliary power unit or to any of the Parts referred to in clause (ii) above, as required or permitted under this Agreement.

       APPRAISAL PROCEDURE                  shall mean, with respect to any
                                            amount to be determined, the amount
                                            mutually agreed by Lessor and Lessee
                                            or, if Lessor and Lessee are unable
                                            to agree upon any such amount to be
                                            determined, the average of the
                                            amounts determined by three
                                            FAA-approved service centers in the
                                            continental United States, one such
                                            service center appointed by Lessor,
                                            one by Lessee and one by their
                                            appointed service centers, except
                                            that if any party fails to appoint a
                                            service center the Manufacturer or
                                            the Engine Manufacturer (whichever
                                            is appropriate) shall be deemed
                                            appointed.

       AVIATION AUTHORITY                   the FAA or (if the State of
                                            Registration ceases to be the United
                                            States of America) the authority
                                            and/or Government Entity and/or
                                            agency which, under the laws of the
                                            State of Registration, from time to
                                            time (a) has control or supervision
                                            of civil aviation; or (b) has
                                            jurisdiction over registration,
                                            airworthiness or operation of the
                                            Aircraft.

       BASIC RENT                           all amounts payable pursuant to
                                            Clause 5.3.

       BUSINESS DAY                         a day (other than a Saturday or
                                            Sunday) on which business of the
                                            nature required by this Agreement is
                                            carried out in Stamford, Connecticut
                                            and Honolulu, Hawaii or, where used
                                            in relation to payments, a day other
                                            than a Saturday or Sunday or a day
                                            on which banks in Chicago, Illinois,
                                            New York, New York or Honolulu,
                                            Hawaii are required or authorized to
                                            be closed.

       CERTIFICATE OF ACCEPTANCE            a certificate in the form of
                                            Schedule 2 to be completed and
                                            executed by the Lessee on Delivery.

       CYCLE                                one take-off and landing of an
                                            airframe.

       DAMAGE NOTIFICATION THRESHOLD        $500,000.

       DEFAULT any Event of Default and any event which with the giving of notice, lapse of time, determination of materiality or fulfilment of other condition or any combination of the foregoing would constitute an Event of Default.

       DELIVERY the deemed delivery of the Aircraft to the Lessee in accordance with the terms of this Agreement.

       DELIVERY DATE                        the date on which Delivery takes
                                            place.

       DELIVERY LOCATION                    a location selected by Lessee and
                                            reasonably acceptable to Lessor.

       DOLLARS AND $                        the lawful currency of the United
                                            States of America.

       EARLY TERMINATION OPTION             shall have the meaning assigned
                                            thereto in Section 4.5 hereof.

       ENGINE                               whether or not installed on the
                                            Aircraft:

                                            (a)        each engine of the
                                                       manufacture, model and
                                                       serial number specified
                                                       in Part 1 of Schedule 1
                                                       and having 750 or more
                                                       rated take-off
                                                       horsepower, title to
                                                       which shall belong to the
                                                       Lessor; or

                                            (b)        any engine which replaces
                                                       that engine, title to
                                                       which passes to the
                                                       Lessor in accordance with
                                                       Clause 8.17(a);

                                            and in each case includes all
                                            modules and Parts from time to time
                                            belonging to, installed in or
                                            appurtenant to that engine but
                                            excludes any engine replaced in
                                            accordance with Clause 8.17(a) title
                                            to which has, or should have, passed
                                            to the Lessee in accordance with
                                            Clause 8.17(b) pursuant to this
                                            Agreement.

       ENGINE LOSS                          the circumstances set forth in
                                            the definition of "Total Loss" as
                                            if that definition applied to an
                                            Engine.

       ENGINE LOSS DATE                     the relevant date determined in
                                            accordance with the definition of
                                            "Total Loss Date" as if that
                                            definition applied to an Engine
                                            Loss.

         ENGINE MANUFACTURER                the Pratt & Whitney Division of
                                            United Technologies Corporation.

         EVENT OF DEFAULT                   an event specified in Clause 13.1.

         EXPIRY DATE                        the day preceding the fourth
                                            anniversary of the Delivery Date, or
                                            the day this Agreement is terminated
                                            earlier pursuant to Section 4.5, or
                                            if this Agreement is extended
                                            pursuant to Section 4.4 the day
                                            preceding the fifth anniversary of
                                            the Delivery Date, or any other date
                                            on which:

                                            (a)        the Aircraft has been
                                                       redelivered in accordance
                                                       with this Agreement and
                                                       all obligations of Lessee
                                                       have been satisfied; or

                                            (b)        the Lessor receives the
                                                       Agreed Value following a
                                                       Total Loss and all other
                                                       amounts then due and
                                                       owing in accordance with
                                                       this Agreement.

         EXTENSION OPTION                   shall have the meaning assigned
                                            thereto in Section 4.4 hereof.

         FAA the United States Federal Aviation Administration, the Department of Transportation, the Administrator of the Federal Aviation Administration or any person or Government Entity succeeding to the functions thereof.

         FAR the Federal Aviation Regulations for the time being in force, issued by the FAA pursuant to the Federal Aviation Law and published in Title 14 of the Code of Federal
                                            Regulations.

         FEDERAL AVIATION LAW               Title 49 of the United States
                                            Code, as amended, or any
                                            successor statutory provisions
                                            and the regulations promulgated
                                            under such provisions.

         FINANCIAL INDEBTEDNESS             any indebtedness in respect of:

                                            (a)        moneys borrowed;

                                            (b)        any liability under any
                                                       debenture, bond, note,
                                                       loan stock, acceptance
                                                       credit, documentary
                                                       credit or other security;

                                            (c)        the acquisition cost of
                                                       any asset to the extent
                                                       payable before or after
                                                       the time of acquisition
                                                       or possession; or

                                            (d)        the capitalized value
                                                       (determined in accordance
                                                       with accounting practices
                                                       generally accepted in the
                                                       State of Incorporation)
                                                       of obligations under
                                                       finance leases; or

                                            (e)        any guarantee, indemnity
                                                       or similar assurance
                                                       against financial loss of
                                                       any person in respect of
                                                       the above.

         FLIGHT HOUR                        each hour or part thereof (rounded
                                            up to one decimal place) elapsing
                                            from the moment the wheels of an
                                            airframe leave the ground on take
                                            off until the moment the wheels of
                                            such airframe next touch the ground.

         GAAP generally accepted accounting principles as in effect from time to time and, subject to changes in such principles from time to time, consistently applied in accordance with the past practices of a person.

         GOVERNMENT ENTITY                  (a)        any national government,
                                                       political subdivision
                                                       thereof or local
                                                       jurisdiction therein;

                                            (b)        any instrumentality,
                                                       board, commission, court,
                                                       or agency of any thereof,
                                                       however constituted; and

                                            (c)        any association,
                                                       organization, or
                                                       institution of which any
                                                       of the above is a member
                                                       or to whose jurisdiction
                                                       any thereof is subject or
                                                       in whose activities any
                                                       of the above is a
                                                       participant.

         HABITUAL BASE                      the State of Hawaii or, subject to
                                            the prior written consent of the
                                            Lessor and Lender, any other state,
                                            province or country in which the
                                            Aircraft is for the time being
                                            habitually based.

         INDEMNITEES                        the Lessor Indemnitees and the
                                            Lender Indemnitees.

         IRS the Internal Revenue Service of the Department of the Treasury of the United States of America.

         LANDING GEAR                       the landing gear assembly of the
                                            Aircraft excluding the wheels and
                                            brake units.

         LENDER SBCC, any other person or persons that may from time to time refinance the Aircraft for the Lessor and/or for whose benefit a security interest in respect of the Aircraft and/or this Agreement is granted by the Lessor, and any successor and permitted assign of any such person under the relevant loan documentation.

         LENDER INDEMNITEES                 for each Lender, such Lender, any of
                                            its successors and assigns and their
                                            respective shareholders, members,
                                            Affiliates, partners, contractors,
                                            directors, managers, officers,
                                            servants, agents and employees.

         LESSEE INSTALLED PART              means passenger seats, overhead bins
                                            and galleys title to which is held
                                            by Lessee subject to a Security
                                            Interest in favor of an unrelated
                                            third party or title to which is
                                            held by an unrelated third party and
                                            such Part is leased or conditionally
                                            sold to Lessee.

         LESSOR INDEMNITEES                 each of the Lessor, any of its
                                            successors and assigns and their
                                            respective shareholders, members,
                                            Affiliates, partners, contractors,
                                            directors, managers, officers,
                                            servants, agents and employees.

         LESSOR LIEN                        (a)        the Mortgage and any
                                                       other security interest
                                                       whatever from time to
                                                       time created by or
                                                       arising through the
                                                       Lessor and/or the Lender
                                                       in connection with the
                                                       financing or refinancing
                                                       of the Aircraft;

                                            (b)        any other security
                                                       interest in respect of
                                                       the Aircraft that results
                                                       from acts or omissions
                                                       of, or claims against,
                                                       the Lessor and/or the
                                                       Lender not related to the
                                                       operation of the Aircraft
                                                       or the transactions
                                                       contemplated by or
                                                       permitted under this
                                                       Agreement; and

                                            (c)        liens in respect of the
                                                       Aircraft for Lessor
                                                       Taxes.

         LESSOR TAXES                       (a)        Taxes imposed as a direct
                                                       result of activities of
                                                       the Lessor and/or the
                                                       Lender in the
                                                       jurisdictions imposing
                                                       the liability unrelated
                                                       to the Lessor's and/or
                                                       the Lender's dealings
                                                       with the Lessee pursuant
                                                       to this Agreement or to
                                                       the transactions
                                                       contemplated by this
                                                       Agreement or the
                                                       operation of the Aircraft
                                                       by the Lessee;

                                            (b)        Taxes imposed on the
                                                       net income, profits or
                                                       gains of the Lessor
                                                       and/or the Lender by
                                                       any Federal Government
                                                       Entity in the United
                                                       States of America or
                                                       by any Government
                                                       Entity of the States
                                                       where the Lessor
                                                       and/or the Lender are
                                                       incorporated or have
                                                       their principal place
                                                       of business, or by any
                                                       Government Entity in
                                                       any other jurisdiction
                                                       where the Lessor
                                                       and/or the Lender is
                                                       liable for such Taxes
                                                       but only to the extent
                                                       that such liability
                                                       has or would have
                                                       arisen in the absence
                                                       of the transactions
                                                       contemplated by this
                                                       Agreement;

                                            (c)        Taxes imposed with
                                                       respect to any period
                                                       commencing or event
                                                       occurring before the date
                                                       of this Agreement or
                                                       after the Expiry Date and
                                                       unrelated to the Lessor's
                                                       and/or the Lender's
                                                       dealings with the Lessee
                                                       pursuant to this
                                                       Agreement or to the
                                                       transactions contemplated
                                                       by this Agreement;

                                            (d)        Taxes imposed as a direct
                                                       result of the sale or
                                                       other disposition of the
                                                       Aircraft, unless such
                                                       sale or disposition
                                                       occurs as a consequence
                                                       of an Event of Default;

                                            (e)        Taxes imposed by a taxing
                                                       jurisdiction for a
                                                       particular tax period in
                                                       which none of the
                                                       following is true for
                                                       that tax period (i) the
                                                       operation, registration,
                                                       location, presence or use
                                                       of the Aircraft, the
                                                       Airframe, any Engine or
                                                       any Part thereof in such
                                                       jurisdiction, (ii) the
                                                       place of incorporation,
                                                       commercial domicile or
                                                       other presence in such
                                                       jurisdiction of the
                                                       Lessee, any sublessee or
                                                       any user of or person in
                                                       possession of the
                                                       Aircraft, the Airframe,
                                                       any Engine or any Part
                                                       thereof in such
                                                       jurisdiction, or (iii)
                                                       any payments made under
                                                       this Agreement and
                                                       related documents being
                                                       made from such
                                                       jurisdiction;

                                            (f)        Taxes to the extent
                                                       caused by the gross
                                                       negligence or intentional
                                                       or willful misconduct of
                                                       Lessor or Lender;

                                            (g)        Taxes to the extent
                                                       caused by a failure by
                                                       Lessor or Lender to
                                                       furnish in a timely
                                                       manner notice or
                                                       information which it is
                                                       required to furnish to
                                                       Lessee by the terms of
                                                       this Agreement; and

                                            (h)        Taxes based on or
                                                       measured by the value or
                                                       principal amount of
                                                       indebtedness incurred by
                                                       Lessor with respect to or
                                                       secured by a Security
                                                       Interest on the Aircraft,
                                                       the Airframe, any Engine
                                                       or any interest therein.

         LETTER OF CREDIT                   an irrevocable standby letter of
                                            credit, in the form set out in
                                            Schedule 6 or otherwise in form and
                                            substance reasonably satisfactory to
                                            the Lessor and the Lender, to be
                                            issued (at the Lessee's option) in
                                            favor of the Lessor (or, so long as
                                            the Security Interest of the
                                            Mortgage remains in effect, the
                                            Lender) by a reputable bank in the
                                            United States of America reasonably
                                            acceptable to the Lessor and the
                                            Lender for the payment of the
                                            Security Deposit.

         MAINTENANCE PROGRAM                an Aviation Authority approved
                                            maintenance program for the Aircraft
                                            encompassing scheduled maintenance,
                                            condition monitored maintenance
                                            and/or on-condition maintenance of
                                            Airframe, Engines and Parts,
                                            including servicing, testing,
                                            preventative maintenance, repairs,
                                            structural inspections, system
                                            checks, overhauls, approved
                                            modifications, service bulletins,
                                            engineering orders, airworthiness
                                            directives, corrosion control,
                                            inspections and treatments.

         MAJOR CHECKS                       any C-Check, multiple C-Check,
                                            D-Check, annual heavy maintenance
                                            visit or any segment of any of these
                                            checks suggested for commercial
                                            aircraft of the same model as the
                                            Aircraft by its manufacturer
                                            (however denominated) as set out in
                                            the Agreed Maintenance Program.

         MANUFACTURER                       The Boeing Company, a Delaware
                                            corporation with a place of business
                                            in Seattle, Washington.

         MINIMUM LIABILITY COVERAGE         $500,000,000 on each occurrence.

         MORTGAGE the aircraft security agreement to be granted by the Lessor as debtor to the Lender as secured party, whereby the Lessor will grant to the Lender a first priority security interest in the Aircraft and its right, title and interest in this Agreement.

         PARENT Aloha Airgroup, Inc., a Hawaii corporation and the sole stockholder of Lessee.

         PART                               whether or not installed on the
                                            Aircraft:

                                            (a)        any component, furnishing
                                                       or equipment (other than
                                                       a complete Engine)
                                                       furnished with, installed
                                                       on or appurtenant to the
                                                       Airframe and Engines on
                                                       Delivery; and

                                            (b)        any other component,
                                                       furnishing or equipment
                                                       (other than a complete
                                                       Engine) title to which
                                                       has, or should have,
                                                       passed to the Lessor
                                                       pursuant to the Purchase
                                                       Agreement or Clause
                                                       8.17(a),
                                            but excludes any such items title to
                                            which has, or should have, passed to
                                            the Lessee pursuant to Clause
                                            8.17(b) and any Lessee Installed
                                            Part.

         PERMITTED LIEN                     (a)        any lien for Taxes not
                                                       assessed or, if assessed,
                                                       not yet due and payable,
                                                       or being contested in
                                                       good faith by appropriate
                                                       proceedings;

                                            (b)        any lien of a repairer,
                                                       mechanic, carrier, hangar
                                                       keeper, unpaid seller or
                                                       other similar lien
                                                       arising in the ordinary
                                                       course of business or by
                                                       operation of law in
                                                       respect of obligations
                                                       which are not overdue in
                                                       accordance with
                                                       applicable law (or, if
                                                       applicable, generally
                                                       accepted accounting
                                                       principles and practices
                                                       in the relevant
                                                       jurisdiction) or are
                                                       being contested in good
                                                       faith by appropriate
                                                       proceedings; and

                                            (c)        any Lessor Lien;

                                            but only if, in the case of (a) and
                                            (b): (i) adequate reserves have been
                                            provided by the Lessee for the
                                            payment of the Taxes or obligations
                                            in accordance with generally
                                            accounting principles and practices
                                            in the relevant jurisdiction; and
                                            (ii) such proceedings, or the
                                            continued existence of the Security
                                            Interest, do not give rise to any
                                            reasonable likelihood of the sale,
                                            forfeiture or other loss of the
                                            Aircraft or any interest therein or
                                            of criminal liability on the Lessor
                                            or any Lender.

         REDELIVERY LOCATION                Honolulu, Hawaii or an airport in
                                            one of the States on the West Coast
                                            of the United States of America, as
                                            agreed by Lessor and Lessee before
                                            the Expiry Date.

         RENT                               collectively, all Basic Rent and all
                                            Supplemental Rent.

         RENTAL PERIOD                      each period ascertained in
                                            accordance with Clause 5.2.

         RENT DATE                          the Delivery Date and the
                                            corresponding day of each calendar
                                            month during the Term or, for any
                                            calendar month that does not have a
                                            corresponding day, the last day of
                                            such calendar month.

         SBCC Sanwa Business Credit Corporation, a Delaware corporation, the initial "Lender" under this Agreement.

         SECURITY DEPOSIT                   the amount of $228,000.

         SECURITY INTEREST                  any mortgage, charge, pledge, lien,
                                            assignment, hypothecation, right of
                                            set-off, or any agreement or
                                            arrangement having the effect of
                                            creating a security interest, other
                                            than a Permitted Lien.

         SELLER ENTITIES                    collectively, 1980 Aircraft
                                            Investors, a California limited
                                            partnership (the "Partnership"),
                                            First Security Bank, National
                                            Association, as owner trustee f/b/o
                                            the Partnership, each limited
                                            partner of the Partnership, Polaris
                                            Investment Management Corporation,
                                            Polaris Aircraft Leasing Corporation
                                            and GE Capital Aviation Services,
                                            Inc.

         STATE OF INCORPORATION             State of Delaware.

         STATE OF REGISTRATION              United States of America.

         SUBSIDIARY                         (a)        in relation to any
                                                       reference to accounts,
                                                       any company wholly or
                                                       partially owned by
                                                       Parent, including the
                                                       Lessee, whose accounts
                                                       are consolidated with the
                                                       accounts of the Parent in
                                                       accordance with GAAP; and

                                            (b)        for any other purpose, an
                                                       entity from time to time:

                                                       (i)  of which another has
                                                            direct or indirect
                                                            control or owns
                                                            directly or
                                                            indirectly more than
                                                            50% of the voting
                                                            share capital; or

                                                       (ii)  which is a direct
                                                             or indirect
                                                             subsidiary of
                                                             another under the
                                                             laws of the
                                                             jurisdiction of
                                                             its incorporation.

         SUPPLEMENTAL RENT                  all amounts, liabilities and
                                            obligations (other than Basic Rent)
                                            which Lessee assumes or agrees to
                                            pay under this Agreement to Lessor
                                            or any other person, including
                                            payment of the Security Deposit,
                                            other deposits, indemnities and the
                                            Agreed Value.

         TAXES all present and future taxes, levies, imposts, duties or charges in the nature of taxes, whatever and wherever imposed, including customs duties, value added taxes or similar taxes and any franchise, transfer, sales, use, business, occupation, excise, personal property, stamp or other tax or duty imposed by any national or local taxing or fiscal authority or agency, together with any withholding, penalties, additions to tax, fines or interest thereon or with respect thereto.

         TERM the period commencing on the Delivery Date and ending on the Expiry Date.

         TOTAL LOSS                         with respect to the Airframe:

                                            (a)        the actual, arranged or
                                                       constructive total loss
                                                       of the Airframe
                                                       (including any damage to
                                                       the Airframe which
                                                       results in an insurance
                                                       settlement on the basis
                                                       of a total loss, or
                                                       requisition for use or
                                                       hire which results in an
                                                       insurance settlement on
                                                       the basis of a total
                                                       loss);

                                            (b)        the Airframe being
                                                       destroyed, damaged beyond
                                                       repair or permanently
                                                       rendered unfit for normal
                                                       use for any reason
                                                       whatsoever;

                                            (c)        the requisition of title,
                                                       or other compulsory
                                                       acquisition, capture,
                                                       seizure, deprivation,
                                                       confiscation or detention
                                                       for any reason of the
                                                       Airframe (whether DE JURE
                                                       or DE FACTO), but
                                                       excluding requisition for
                                                       use or hire not involving
                                                       requisition of title; or

                                            (d)        the hi-jacking, theft,
                                                       condemnation,
                                                       confiscation, seizure or
                                                       requisition for use or
                                                       hire of the Airframe
                                                       which deprives any person
                                                       permitted by this
                                                       Agreement to have
                                                       possession and/or use of
                                                       the Airframe of its
                                                       possession and/or use for
                                                       more than 60 consecutive
                                                       days.

         TOTAL LOSS DATE                    (a)        in the case of an actual
                                                       total loss, the actual
                                                       date on which the loss
                                                       occurs or, if such date
                                                       is unknown, the day on
                                                       which the Aircraft was
                                                       last heard of;

                                            (b)        in the case of any of the
                                                       events described in
                                                       sub-paragraph (a) of the
                                                       definition of "Total
                                                       Loss" (other than an
                                                       actual total loss), the
                                                       earlier of (i) 30 days
                                                       after the date on which
                                                       notice claiming such
                                                       total loss is given to
                                                       the relevant insurers,
                                                       and (ii) the date on
                                                       which such loss is
                                                       admitted or compromised
                                                       by the insurers;

                                            (c)        in the case of any of the
                                                       events described in
                                                       sub-paragraph (b) of the
                                                       definition of "Total
                                                       Loss", the date on which
                                                       such destruction, damage
                                                       or rendering unfit
                                                       occurs;

                                            (d)        in the case of any of the
                                                       events described in
                                                       sub-paragraph (c) of the
                                                       definition of "Total
                                                       Loss", the date on which
                                                       the relevant requisition
                                                       of title or other
                                                       compulsory acquisition,
                                                       capture, seizure,
                                                       deprivation, confiscation
                                                       or detention occurs;

                                            (e)        in the case of any of the
                                                       events described in
                                                       sub-paragraph (d) of the
                                                       definition of "Total
                                                       Loss", the expiry of the
                                                       period of 60 days
                                                       referred to in such
                                                       sub-paragraph (d);

                                            and, in each case, the Total Loss
                                            shall be deemed to have occurred at
                                            noon Greenwich Mean Time on such
                                            date.

1.2    INTERPRETATION

       (a) In this Agreement, unless the contrary intention is stated, a reference to:

              (i) each of "THE LESSOR", "THE LESSEE", "THE LENDER" or any other person includes without prejudice to the provisions of this Agreement any successor in title to it and any permitted assignee;

              (ii) words importing the plural shall include the singular and vice versa;

              (iii) the term "including", when used in this Agreement, means "including without limitation" and "including but not limited to".

              (iv) any document shall include that document as amended, novated or supplemented;

              (v) a law (1) includes any statute, decree, constitution, regulation, order, judgment or directive of any Government Entity; (2) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (3) includes any judicial or administrative interpretation or application thereof; and (4) is a reference to that provision as amended, substituted or re-enacted; and

              (vi) a Clause or a Schedule is a reference to a clause of or a schedule to this Agreement.

       (b) The headings in this Agreement are to be ignored in construing this Agreement.

2.     REPRESENTATIONS AND WARRANTIES

2.1    LESSEE'S REPRESENTATIONS AND WARRANTIES

       The Lessee represents and warrants to the Lessor as follows:

       (a) STATUS: The Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation, has the corporate power to own its assets and carry on its business as it is being conducted and is (or will at the relevant time be) the holder of all necessary air transportation licences required in connection therewith and with the use and operation of the Aircraft.

       (b) POWER AND AUTHORITY: The Lessee has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement.

       (c) LEGAL VALIDITY: This Agreement constitutes the Lessee's legal, valid and binding obligation, enforceable against Lessee in accordance with its terms.

       (d) NON-CONFLICT: The entry into and performance by the Lessee of, and the transactions contemplated by, this Agreement do not and will not:

              (i)    conflict with any laws binding on the Lessee;

              (ii)   conflict with the constitutional documents of the Lessee;
                     or

              (iii) conflict with or result in default under any document which is binding upon the Lessee or any of its assets, or result in the creation of any Security Interest over any of its assets.

       (e) AUTHORIZATION: All authorizations, consents and registrations required by, and all notifications to be given by, the Lessee in connection with the entry into, performance, validity and enforceability of, this Agreement and the transactions contemplated by this Agreement have been (or will on or before Delivery have been) obtained, effected or given (as appropriate) and are (or will on their being obtained or effected be) in full force and effect.

       (f)    NO IMMUNITY:

              (i) The Lessee is subject to civil commercial law with respect to its obligations under this Agreement.

              (ii) Neither the Lessee nor any of its assets is entitled to any right of immunity and the entry into and performance of this Agreement by the Lessee constitute private and commercial acts.

       (g) FINANCIAL STATEMENTS: the audited consolidated financial statements of the Parent and its Subsidiaries most recently delivered to the Lessor:

              (i)    have been prepared in accordance with GAAP; and

              (ii) fairly present the consolidated financial condition of the Parent and its Subsidiaries as at the date to which they were drawn up and the consolidated results of operations of the Parent and its Subsidiaries for the periods covered by such statements.

       (h) AIR CARRIER STATUS: the Lessee is a "citizen of the United States" as defined in Section 40102 of the Federal Aviation Law, an air carrier certified by the FAA under Chapter 447 of the Federal Aviation Law and a Person "holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of title 49 for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo" as that phrase is used in 11 U.S.C. ss.1110, as amended ("Section 1110").

       (i) SECTION 1110: the Lessor and, by virtue of the assignment for collateral purposes of Lessor's right, title and interest in the Aircraft and this Agreement, the Lender are entitled to the benefits of Section 1110 with respect to any bankruptcy proceedings involving Lessee.

2.2    LESSEE'S FURTHER REPRESENTATIONS AND WARRANTIES

       The Lessee further represents and warrants to the Lessor that:

       (a) NO DEFAULT: No Event of Default has occurred and is continuing or might reasonably be expected to result from the entry into or performance of this Agreement.

       (b)    REGISTRATION:

              (i) It is not necessary or advisable under the laws of the State of Incorporation, the State of Registration or the Habitual Base in order to ensure the validity, effectiveness and enforceability of this Agreement or the Mortgage or to establish, perfect or protect the property rights of the Lessor or the Lender in the Aircraft, any Engine or Part that this Agreement or any other instrument relating thereto be filed, registered or recorded or that any other action be taken or, if any such filings, registrations, recordings or other actions are necessary, the same have been effected or will have been effected on or before Delivery.

              (ii) Under the laws of the State of Incorporation, the State of Registration and the Habitual Base the property rights of the Lessor and the Lender (pursuant to the Mortgage) in the Aircraft have been fully established, perfected and protected and this Agreement will have priority in all respects over the claims of all creditors of the Lessee, with the exception of such claims as are mandatorily preferred by law and not by virtue of any contract.

       (c) LITIGATION: No litigation, arbitration or administrative proceedings are pending or, to the Lessee's knowledge, threatened against the Lessee which, if adversely determined, would have a material adverse effect upon its financial condition or business or its ability to perform its obligations under this Agreement.

       (d) PARI PASSU: The obligations of the Lessee under this Agreement rank at least PARI PASSU with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of the Lessee, with the exception of such obligations as are mandatorily preferred by law and not by virtue of any contract.

       (e) TAXES: The Lessee has delivered all necessary returns and payments due to the tax authorities in the State of Incorporation, the State of Registration, the jurisdiction of the Delivery Location and the Habitual Base and is not required by law to deduct or withhold any Taxes from any payments under this Agreement.

 2.3    REPETITION

        The representations and warranties in Clause 2.1 and Clause 2.2 will survive the execution of this Agreement. The representations and warranties contained in Clause 2.1 and Clause 2.2 (other than Clause 2.2(c) above) will be deemed to be repeated by the Lessee on Delivery with reference to the facts and circumstances then existing. The representations and warranties contained in Clause 2.1 will be deemed to be repeated by the Lessee on each Rent Date as if made with reference to the facts and circumstances then existing.

 2.4    LESSOR'S REPRESENTATIONS AND WARRANTIES

        The Lessor represents and warrants to the Lessee that:

       (a) STATUS: The Lessor is a limited liability company duly formed and validly existing under the laws of Delaware and has the power to own its assets and carry on its business as it is now being conducted.

       (b) POWER AND AUTHORITY: The Lessor has the power to enter into and perform, and has taken all necessary action to authorize the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement.

       (e) LEGAL VALIDITY: This Agreement constitutes the Lessor's legal, valid and binding obligation, enforceable against Lessor in accordance with its terms.

       (d) NON-CONFLICT: The entry into and performance by the Lessor of, and the transactions contemplated by, this Agreement do not and will not:

              (i)    conflict with any laws binding on the Lessor;

              (ii)   conflict with the constitutional documents of the Lessor;
                     or

              (iii) conflict with any document which is binding upon the Lessor or any of its assets.

       (e) AUTHORIZATION: So far as concerns the obligations of the Lessor, all authorizations, consents, registrations and notifications required under the laws of the States of Delaware and New York in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Agreement by the Lessor have been (or will on or before Delivery have been) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect.

       (f)    NO IMMUNITY:

              (i) The Lessor is subject to civil commercial law with respect to its obligations under this Agreement.

              (ii) Neither the Lessor nor any of its assets is entitled to any right of immunity and the entry into and performance of this Agreement by the Lessor constitute private and commercial acts.

       (g) RIGHT TO LEASE: On the Delivery Date, the Lessor shall have the right to lease the Aircraft to the Lessee under this Agreement.

2.5    REPETITION

       The representations and warranties in Clause 2.4 will survive the execution of this Agreement. The representations and warranties contained in Clause 2.4 will be deemed to be repeated by the Lessor on Delivery and on each subsequent Rent Date as if made with reference to the facts and circumstances then existing.

3.     CONDITIONS PRECEDENT

3.1    LESSOR'S DOCUMENTARY CONDITIONS PRECEDENT

       The Lessor's obligation to lease the Aircraft to the Lessee under this Agreement is subject to the receipt of the following by the Lessor from the Lessee on or before Delivery in form and substance satisfactory to the Lessor, PROVIDED THAT it shall not be a condition precedent to the obligations of the Lessor that any document be produced, or action taken, which is to be produced or taken by it or any person within its control:

       (a) CONSTITUTIONAL DOCUMENTS: a copy of the constitutional documents of the Lessee;

       (b) RESOLUTIONS: a copy of a resolution of the board of directors of the Lessee approving the terms of, and the transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorizing a specified person or persons to execute this Agreement and accept delivery of the Aircraft on its behalf;

       (c) OPINIONS: opinions, in the form set out in Schedule 5, in respect of the Lessee's obligations under this Agreement issued by independent legal counsel acceptable to the Lessor and the Lender;

       (d) APPROVALS: evidence of the issue of each approval, licence and consent which may be required in relation to, or in connection with, the performance by Lessee of any of its obligations hereunder;

       (e) LICENCES: copies of the Lessee's air transport license, air operator's certificate and all other licenses, certificates and permits required by the Lessee in relation to, or in connection with, the operation of the Aircraft;

       (f)    CERTIFICATE: a certificate of a duly authorized officer of the
              Lessee:

              (i) setting out a specimen of each signature referred to in Clause 3.1(b); and

              (ii) certifying that each copy of a document specified in this Clause 3.1 is correct, complete and in full force and effect;

       (g) INSURANCES: certificates of insurance, brokers' undertakings and other evidence satisfactory to the Lessor that the Lessee is taking the required steps to ensure due compliance with the provisions of this Agreement as to insurances with effect on and after Delivery;

       (h) REGISTRATION: evidence that the Aircraft has been validly registered under the laws of the State of Registration and that all filings, registrations, recordings and other actions have been or will be taken which are necessary to ensure the validity, effectiveness and enforceability of this Agreement and the Mortgage and to protect the respective rights of the Lessor and the Lender in the Aircraft or any Part; and

       (i) GENERAL: such other documents as the Lessor may reasonably request.

3.2    LESSOR'S OTHER CONDITIONS PRECEDENT

       The obligation of the Lessor to deliver and lease the Aircraft under this Agreement is also subject to the following additional conditions precedent:

       (a) that the representations and warranties of the Lessee under Clauses 2.1 and 2.2 are correct and would be correct if repeated on Delivery;

       (b) that all payments due to the Lessor under this Agreement on or before Delivery, including the first payment of Basic Rent and the Security Deposit (unless a Letter of Credit has been delivered), shall have been received by the Lessor;

       (c) all conditions precedent to the purchase of the Aircraft and the Aircraft Documents by the Lessor under the Purchase Agreement shall have been satisfied (or waived by the Lessor), the Lessor shall have drawn down under its financing facility with the Lender the amount required to pay the "Purchase Price" (as defined in the Purchase Agreement) due to the Seller and the Seller has conveyed good and marketable title to the Aircraft and Aircraft Documents to Lessor pursuant to the Purchase Agreement, free and clear of all Security Interests; and

       (d)    the Mortgage shall be in full force and effect.

3.3    LESSOR'S WAIVER

       The conditions specified in Clauses 3.1 and 3.2(a) and (b) are for the sole benefit of the Lessor and the Lender and may be waived or deferred in whole or in part and with or without conditions by the Lessor. If any of those conditions are not satisfied on or before Delivery and the Lessor (in its absolute discretion) nonetheless agrees to deliver the Aircraft to the Lessee, the Lessee will ensure that those conditions (other than the representation set forth in Clause 2.2(c) being correct on the Delivery Date) are fulfilled within one month after the Delivery Date and the Lessor may treat as an Event of Default the failure of the Lessee to do so.

3.4    LESSEE'S CONDITIONS PRECEDENT

       The Lessee's obligation to accept the Aircraft on lease from the Lessor under this Agreement is subject to the satisfaction by the Lessor of the following conditions precedent:

       (a) RESOLUTIONS: the receipt by the Lessee of a copy of resolutions of the board of directors of the Lessor approving the terms of, and the transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorizing a specified person or persons to execute this Agreement and deliver the Aircraft on its behalf;

       (b) CERTIFICATE: the receipt by the Lessee of a certificate of a duly authorized officer of the Lessor:

               (i) setting out a specimen of each signature referred to in sub-clause (a) above; and

               (ii) certifying that the copy of the resolutions referred to in sub-clause (a) above is correct, complete and in full force and effect;

        (c) REPRESENTATIONS AND WARRANTIES: that the representations and warranties of the Lessor under Clause 2.4 are correct and would be correct if repeated on Delivery; and

        (d) LENDER'S COVENANT OF QUIET ENJOYMENT: the receipt by the Lessee of the Lender's Letter of Quiet Enjoyment, duly signed by the Lender.

3.5     LESSEE'S WAIVER

       The conditions specified in Clause 3.4 are for the sole benefit of the Lessee and may be waived or deferred in whole or in part and with or without conditions by the Lessee. If any of those conditions are not satisfied on or before Delivery and the Lessee (in its absolute discretion) nonetheless agrees to lease the Aircraft from the Lessor, the Lessor will ensure that those conditions are fulfilled within one month after the Delivery Date.

4.      COMMENCEMENT; OPTIONS

4.1     LEASING

        (a) The Lessor will lease the Aircraft to the Lessee and the Lessee will take the Aircraft on lease in accordance with this Agreement for the duration of the Term.

        (b) The Lessor and the Lessee intend that this Agreement constitute a "true lease" and a lease for all United States federal income tax purposes. The Lessor and the Lessee further intend and agree that the Lessor (and, by virtue of the Mortgage, the Lender) shall be entitled to the full benefits afforded lessors of aircraft under 11 U.S.C. Section 1110, as amended.

4.2     DELIVERY

       The Aircraft will be deemed to have been delivered to, and will be accepted by, the Lessee at the Delivery Location, or such other location as may be agreed, on the Delivery Date immediately following satisfaction of the conditions precedent specified in Clauses 3.1, 3.2 and 3.4 (or their waiver or deferral by the party entitled to grant such waiver or deferral).

  4.3    ACCEPTANCE AND RISK

         (a) Immediately following satisfaction of the conditions precedent specified in Clauses 3.1, 3.2 and 3.4 (or their waiver or deferral by the party entitled to grant such waiver or deferral), the Lessee and the Lessor shall forthwith complete Annex 1 to the Certificate of Acceptance (specifying the maintenance status of the Airframe, Engines, APU and Landing Gear) and the Lessee shall sign and deliver to the Lessor the Certificate of Acceptance. Delivery of the signed Certificate of Acceptance to the Lessor shall constitute deemed delivery of the Aircraft to the Lessee.

         (b) On and from Delivery, the Aircraft and every Part will be in every respect at the sole risk of the Lessee, which will bear all risk of loss, theft, damage or destruction to the Aircraft from any cause whatsoever.

         (c) Immediately following Delivery, the Lessor shall file for recordation this Lease at the FAA Aircraft Registry together with the Mortgage.

  4.4    EXTENSION OPTION.

         Lessor shall have the right, in its sole discretion and with the consent of the Lender, to elect to extend the Term of this Agreement until the fifth anniversary of the Delivery Date (the "Extension Option"). Lessor shall exercise the Extension Option by giving Lessee written notice of such exercise at least six months before the fourth anniversary of the Delivery Date. During the extended Term, all of the terms and provisions of this Agreement shall remain in full force and effect, including the amount and payment of Basic Rent.

  4.5    EARLY TERMINATION OPTION.

         Lessor shall have the right, in its sole discretion and with the consent of the Lender, to terminate this Agreement on any date on or after April 1, 1998, upon giving 60 days prior written notice to Lessee (the "Early Termination Option"). Such written notice shall specify the date of return for the Aircraft. Lessee shall thereupon take all action necessary to redeliver the Aircraft in accordance with this Agreement.

  5.     PAYMENTS

  5.1    SECURITY DEPOSIT; LETTER OF CREDIT

         (a) SECURITY DEPOSIT: On the date of this Agreement, Lessee shall pay the Security Deposit to Lender. The Security Deposit shall constitute additional security for performance by Lessee of its obligations under this Agreement, and the following provisions shall apply:

               (i) If an Event of Default occurs and for as long as it continues, the Lessor (or, if the Security Interest of the Mortgage shall be in effect, the Lender) may (but shall not be obligated to) apply all or any portion of the Security Deposit in or towards satisfaction of any sums due and payable to the Lessor under this Agreement or to compensate the Lessor or, if applicable, the Lender for any sums which it may, in its discretion, advance or expend as a result of any such Event of Default. Notwithstanding any such use or application by the Lessor or the Lender, the Lessee shall remain in default under this Agreement until the full amount owed by the Lessee, including interest accrued thereon pursuant to Clause 5.9, shall have been paid to the Lessor. If the Lessor or, if applicable, the Lender so uses or applies all or any portion of the Security Deposit, the Lessee shall immediately, on demand of the Lessor or Lender, replenish the Security Deposit in an amount equal to the amount so used or applied within five Business Days after Lessor's or Lender's demand therefor.

               (ii) Lessor or, if applicable, Lender may commingle the Security Deposit with its general funds, and any interest earned on the Security Deposit will be for Lessor's or Lender's account.

               (iii) The Security Deposit shall be returned to the Lessee within five Business Days of (1) redelivery of the Aircraft to the Lessor in the condition required by Clause 12 of, and Schedule 3 to, this Agreement,
                       (2) receipt by the Lessor of the Agreed Value following a Total Loss and all other amounts due under Clause 11.1(b), or (3) at such later time as the Lessor is satisfied that the Lessee has irrevocably paid to the Lessor all amounts which are at that time outstanding under this Agreement; provided always that the Lessor shall not be obliged to return the Security Deposit if, at the relevant time, a Default shall have occurred and be continuing.

               (iv) To the fullest extent permitted by law and by way of continuing security the Lessee grants a security interest in the Security Deposit and all rights of the Lessee to payment thereof, the debt represented thereby and all interest thereon and/or any and all interest of the Lessee therein to the Lessor by way of first priority security interest as security for the Lessee's obligations and liability under this Agreement (the "Lessee's Liabilities"). Except as expressly permitted under this Agreement, the Lessee will not be entitled to repayment of the Security Deposit, and the Lessee agrees that it will enter into any additional documents and instruments necessary or reasonably requested by Lessor or the Lender to evidence, create or perfect the Lessor's rights to and security interest in the Security Deposit.

        (b) LETTER OF CREDIT: the Lessee shall be entitled, instead of paying the Security Deposit in cash in accordance with sub-clause (a) above, to provide the Lessor with the Letter of Credit. In the event that the Lessee elects to provide the Letter of Credit, the following provisions shall apply:

               (i) Lessee shall cause the Letter of Credit to be renewed or replaced by the issuing bank not later than 10 Business Days before the expiration of such Letter of Credit, and shall cause the Letter of Credit to remain in effect, as renewed, until 90 days after the scheduled Expiry Date.

               (ii) If an Event of Default occurs and for as long as it continues, the Lessor (or, so long as the Security Interest of the Mortgage shall remain in effect, the Lender) may (but shall not be obliged to) call on the Letter of Credit and use or apply the proceeds in or towards satisfaction of any sums due and payable to the Lessor under this Agreement or to compensate the Lessor or Lender for any sums which it may, in its discretion, advance or expend as a result of any such Event of Default. Notwithstanding any such use or application by the Lessor or the Lender, the Lessee shall remain in default under this Agreement until the full amount owed by the Lessee, including interest accrued thereon pursuant to Clause 5.9, shall have been paid to the Lessor and the Lender. If the Lessor or, if applicable, the Lender so uses or applies all or any portion of the amount available under the Letter of Credit, the Lessee shall immediately, on demand of the Lessor or the Lender, procure the issue of a new Letter of Credit acceptable to the Lessor and the Lender for an amount equal to the amount so used or applied, or shall pay to the Lessor an amount in cash equal to the amount so used or applied to be held pursuant to Clause 5.1(a).

               (iii) The Letter of Credit shall be returned to the Lessee within five Business Days of.

                      (1) redelivery of the Aircraft to the Lessor in the condition required by Clause 12 of, and Schedule 3 to, this Agreement; or

                      (2) receipt by the Lessor of the Agreed Value following a Total Loss and all other amounts due under Clause 11.1(b); or

                      in either case, at such later time as the Lessor is satisfied that the Lessee has irrevocably paid to the Lessor all amounts which are at that time outstanding under this Agreement; provided always that the Lessor shall not be obliged to return the Letter of Credit if, at the relevant time, a Default shall have occurred and be continuing.

 5.2    RENTAL PERIODS

        The first Rental Period will commence on the Delivery Date and each subsequent Rental Period will commence on the date succeeding the last day of the previous Rental Period. Each Rental Period will end on the date immediately preceding the next succeeding Rent Date except that if a Rental Period would otherwise overrun the Expiry Date, it will end on the Expiry Date.

 5.3    BASIC RENT

        (a) TIME OF PAYMENT: the Lessee will pay to the Lessor or its order Basic Rent in advance on each Rent Date. Payment must be initiated adequately in advance of the Rent Date to ensure that the Lessor receives credit for the payment on the Rent Date.

        (b) AMOUNT: The Basic Rent payable in respect of each Rental Period will be the amount of $114,000.

 5.4    PAYMENTS

        (a) All payments of Rent by the Lessee to the Lessor under this Agreement will be made for value on the due date, for the full amount due, in Dollars and in immediately available funds, settled through the New York Clearing House System or such other funds as may for the time being be customary for the settlement in New York City of payments in Dollars by telegraphic transfer to the account of the Lender at Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois 60690, Account No. 401-689-5, ABA No. 071-000-288,
               Ref.: "ACG Acquisition XII LLC", Attention: Ida Renaud.

        (b) If any Rent or other payment would otherwise become due on a day which is not a Business Day, it shall be due on the immediately succeeding Business Day.

 5.5    GROSS-UP

        (a) All payments by the Lessee under or in connection with this Agreement will be made without offset or counterclaim, free and clear of and without deduction or withholding for or on account of any Taxes (other than amounts that Lessee is compelled by law to deduct or withhold).

        (b) All Taxes in respect of payments under this Agreement shall be for the account of the Lessee.

        (c) If the Lessee is compelled by law to make payment to the Lessor under or in connection with this Agreement subject to any Tax and the Lessor does not actually receive for its own benefit on the due date a net amount equal to the full amount provided for under this Agreement, the Lessee will pay all necessary additional amounts to ensure receipt by the Lessor of the full amount (other than Lessor Taxes that Lessee is compelled by law to deduct or withhold) so provided for.

5.6     TAXATION

        (a) The Lessee will on demand pay and indemnify the Lessor and the Lender against all Taxes (other than Lessor Taxes) levied or imposed against or upon the Lessor, the Lender or the Lessee and relating to or attributable to the Lessee, this Agreement or the Aircraft directly or indirectly in connection with the importation, exportation, registration, ownership, leasing, sub-leasing, purchase, financing, refinancing, pledging, delivery, possession, use, operation, repair, maintenance, overhaul, transportation, landing, storage, presence or redelivery of the Aircraft or any part thereof or any rent, receipts, insurance proceeds, income or other amounts arising therefrom.

        (b) If the Lessor or the Lender shall, based upon its own reasonable interpretation of any relevant laws or regulations, realize any Tax savings (by way of refund, deduction, credit or otherwise) in respect of any amount with respect to which the Lessee shall have made a payment (or increased payment) pursuant to Clause 5.5 or 5.8 or shall have indemnified the Lessor or the Lender pursuant to sub-clause (a) above, or in respect of the occurrence or transaction which gave rise to such payment or indemnification, and such Tax savings shall not have been taken into account previously in calculating any indemnity payment made by the Lessee, then the Lessor or the Lender (as the case may be) shall, to the extent. that it can do so without prejudice to the retention of the relevant savings and subject to the Lessee's obligations to repay such amount to the Lessor or the Lender (as applicable) if the relevant savings are subsequently disallowed or canceled, pay to the Lessee such amount as the Lessor or the Lender (as the case may be) shall in its opinion have concluded to be the amount of such Tax savings (together with, in the case of a refund, any interest received thereon); provided however that neither the Lessor nor the Lender shall be obliged to make any payment to the Lessee pursuant to this sub clause (b) to the extent that the amount of any Tax savings in respect of which such payment is to be made would exceed the aggregate amount of all prior payments made by the Lessee to, on behalf of or as indemnification of the Lessor or the Lender under this Agreement for Taxes less the amount of all prior payments made pursuant to this sub-clause (b) in respect of such Tax savings. The Lessee acknowledges that nothing contained in this sub-clause (b) shall interfere with the right of the Lessor or the Lender to arrange its tax affairs in whatsoever proper manner it thinks fit (or give the Lessee any right to investigate, or impose any obligation on the Lessor or the Lender to disclose, the same) and, in particular, neither the Lessor nor the Lender shall be under any obligation to claim any Tax savings in priority to any other savings available to it; provided, that subject to the foregoing Lessor shall use reasonable good faith diligence to realize Tax savings as described above.

5.7    INFORMATION

       If the Lessee is required by any applicable law, or by any third party, to deliver any report or return in connection with any Taxes, the Lessee will duly complete the same and, in particular, will state therein that the Lessee is exclusively responsible for the use and operation of the Aircraft and for the Taxes (other than Lessor Taxes) arising therefrom, and the Lessee will, on request, supply a copy of the report or return to the Lessor or the Lender, as the case may be. If Lessee requires any information or cooperation from Lessor or Lender in order to satisfy its obligations as set forth above, Lessor and Lender shall promptly furnish such information or cooperation as Lessee may reasonably request upon written request by Lessee. If actual notice is given by any taxing authority to Lessor that a report or return is required to be filed with respect to any Taxes (other than Lessor Taxes), the Lessor shall promptly notify Lessee of such required report or return.

5.8    TAXATION OF INDEMNITY PAYMENTS

       (a) If and to the extent that any sums payable to the Lessor or the Lender by the Lessee under this Agreement by way of indemnity are insufficient, by reason of any Taxes payable in respect of those sums, for the Lessor or the Lender to discharge the corresponding liability to the relevant third party (including any taxation authority), or to reimburse the Lessor or the Lender for the cost incurred by it to a third party (including any taxation authority) the Lessee will pay to the Lessor or the Lender (as the case may be) such sum as will, after the tax liability has been fully satisfied, leave the Lessor or the Lender (as the case may be) with the same amount as it would have been entitled to receive in the absence of that liability, together with interest on the amount of the deficit at the Default Rate in respect of the period commencing on the date on which the payment of taxation is finally due until payment by the Lessee (both before and after judgment).

       (b) If and to the extent that any sums constituting (directly or indirectly) an indemnity to the Lessor or the Lender but paid by the Lessee to any person other than the Lessor or the Lender are treated as taxable in the hands of the Lessor or the Lender, the Lessee will pay to the Lessor or the Lender such sum as will, after the tax liability has been fully satisfied, indemnify the Lessor or the Lender to the same extent as it would have been indemnified in the absence of such liability, together with interest on the amount payable by lessee under this sub-clause at the Default Rate in respect of the period commencing on the date on which the payment of taxation is finally due until payment by the Lessee (both before and after judgment).

  5.9    DEFAULT INTEREST

         If the Lessee fails to pay any amount payable under this Agreement on the due date, the Lessee will pay on demand from time to time to the Lessor or the Lender (as the case may be) interest (both before and after judgment) on the amount, from the due date to the day of payment in full by the Lessee to the Lessor or the Lender, at the prime rate for the time being charged by Citibank, N.A. plus 3.0% (the "DEFAULT RATE"). All such interest will be compounded monthly and calculated on the basis of the actual number of days elapsed and on a 360 day year.

  5.10   CONTEST

         If written claim is made against Lessor or Lender for or with respect to any Taxes, Lessor shall, and shall cause Lender to, promptly notify the Lessee. If reasonably requested by the Lessee in writing within 30 days after such notification, Lessor shall, upon receipt of indemnity satisfactory to Lessor or Lender, as the case may be, and at the expense of the Lessee (including all costs, expenses, losses, legal and accountants' fees and disbursements, penalties and interest), in good faith contest or to the extent permissible by law allow Lessee to contest in Lessee's, the Lessor's or the Lender's name, the validity, applicability or amount of such Taxes by either (i) resisting payment thereof if practicable and permitted by applicable law, or (ii) if payment is made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, and in the contest of any such claim by Lessor or Lender, Lessor or Lender (as the case may be) shall apprise the Lessee of all material developments with respect to such contest, shall forward copies of all material submissions made in such contest and shall materially comply in good faith with any reasonable request concerning the conduct of any such contest; provided, however, the Lessor or the Lender (as the case may be) will not be obliged to take any such action:

         (a) which the Lessor or the Lender (as the case may be) considers, in its reasonable discretion, may prejudice it; or

         (b) which the Lessor or the Lender (as the case may be) reasonably considers does not have a reasonable prospect of success; or

         (c) for which the Lessee has not made adequate provision to the reasonable satisfaction of the Lessor or the Lender (as the case may be) in respect of the expense concerned; or

         (d) if such action gives rise to any material likelihood of the Aircraft or any interest therein being sold, forfeited or otherwise lost or of criminal liability on the part of the Lessor or the Lender.

       If Lessor or Lender, in accordance with the foregoing, determines to pay such Taxes and seek a refund, Lessee will either pay such Taxes on Lessor's or Lender's behalf and pay Lessor or Lender, as the case may be, any amount due with respect to such payment or will promptly reimburse Lessor or Lender for such Taxes. If Lessor or Lender shall obtain a refund of all or any part of such Taxes paid by the Lessee, Lessor shall or shall cause Lender to pay the Lessee the amount of such refund; provided that such amount shall not be payable before such time as the Lessee shall have made all payments or indemnities to Lessor or Lender then due with respect to Taxes and so long as no Default has occurred and is continuing. If in addition to such refund Lessor or Lender shall receive an amount representing interest, attorneys fees or any other amount on the amount of such refund, the Lessee shall be paid that proportion of such interest, attorneys fees or any other amount which is fairly attributable to the Taxes paid by the Lessee prior to the receipt of such refund. Lessor and/or Lender shall not enter into a settlement or other compromise with respect to, or otherwise concede, any claim by a taxing authority on account of Taxes being contested by Lessee pursuant to this Clause 5.10 without the written consent of Lessee, which consent shall not be unreasonably withheld, unless Lessor waives its right and the right of Lender to be indemnified by Lessee with respect to such claim (but not with respect to any future claims).

5.11 ABSOLUTE

       The Lessee's obligations under this Agreement are absolute and unconditional irrespective of any contingency whatever including (but not limited to):

       (a) any right of offset, counterclaim, recoupment, defense or other right which either party to this Agreement may have against the other;

       (b) any unavailability of the Aircraft for any reason, including a requisition of the Aircraft or any prohibition or interruption of, interference with or other restriction against the Lessee's use, operation or possession of the Aircraft;

       (c) any lack or invalidity of title or any other defect in title, airworthiness, merchantability, fitness for any purpose, condition, design or operation of any kind or nature of the Aircraft for any particular use or trade, or for registration or documentation under the laws of any relevant jurisdiction, or any Total Loss in respect of or any damage to the Aircraft;

       (d) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against the Lessor or the Lessee;

       (e) any invalidity, unenforceability or lack of due authorization of, or other defect in, this Agreement; or

       (f) any other cause which, but for this provision, would or might otherwise have the effect of terminating or in any way affecting any obligation of the Lessee under this Agreement;

       provided always, however, that this Clause 5.11 shall be without prejudice to the Lessee's right to claim damages and other relief from the courts in the event of any breach by the Lessor of its obligations under this Agreement, or in the event that, as a result of any lack or invalidity of title to the Aircraft on the part of the Lessor, the Lessee is deprived of its possession of the Aircraft.

6.     MANUFACTURER'S WARRANTIES

6.1    ASSIGNMENT

       Notwithstanding this Agreement and subject to the rights of the Lender pursuant to the Mortgage, the Lessor will remain entitled to the benefit of each warranty, express or implied, and any unexpired customer and/or product support given or provided in respect of the Aircraft, any Engine or Part by any manufacturer, vendor, maintenance performer, subcontractor or supplier. Unless an Event of Default shall have occurred and be continuing, the Lessor hereby authorizes the Lessee to pursue any claim thereunder in relation to defects affecting the Aircraft, any Engine or Part and the Lessee agrees diligently to pursue any such claim which arises at its own cost. The Lessee will notify the Lessor promptly upon becoming aware of any such claim. The Lessor will provide such assistance to the Lessee in making a claim under any such warranties or customer and/or product support as the Lessee may reasonably request, and, if requested by the Lessee and at the Lessee's expense, will pursue a claim in its own name where the relevant manufacturer, vendor, maintenance performer, subcontractor or supplier has refused to acknowledge the Lessee's right to pursue that claim.

6.2    PROCEEDS

       Unless an Event of Default shall have occurred and be continuing, all proceeds of any such claim as is referred to in Clause 6.1 and which exceed $100,000 will be paid to the Lessor (or, so long as the Security Interest of the Mortgage remains in effect, the Lender), but if and to the extent that such claim relates:

       (a) to defects affecting the Aircraft which the Lessee has rectified;
           or

       (b) to compensation for loss of use of the Aircraft, an Engine or any Part during the Term; or

       (c) to costs incurred by the Lessee in pursuing such claim (whether or not proceeds of such claim are payable to the Lessee);

           and provided no Default shall have occurred and be continuing, the proceeds will be promptly paid to the Lessee by the Lessor or, if applicable, the Lender but, in the case of (a), only on receipt of evidence reasonably satisfactory to the Lessor and the Lender that the Lessee has rectified the relevant defect.

6.3    PARTS

       Except to the extent the Lessor otherwise agrees in a particular case, the Lessee will procure that all engines, components, furnishings or equipment provided by the manufacturer, vendor, maintenance performer, subcontractor or supplier as a replacement for a defective Engine or Part pursuant to the terms of any warranty or customer and/or product support arrangement comply with Clause 8.13(a), are installed on the Aircraft promptly and that title thereto vests in the Lessor in accordance with Clause 8.17(a). On installation those items will be deemed to be an Engine or Part, as applicable.

6.4    AGREEMENT

       To the extent any warranties or customer and/or product support relating to the Aircraft are made available under an agreement between any manufacturer, vendor, maintenance performer, subcontractor or supplier and the Lessee, this Clause 6 is subject to that agreement. However the Lessee will:

       (a) pay the proceeds of any claim thereunder that exceed $100,000 to the Lessor (or, so long as the Security Interest of the Mortgage remains in effect, the Lender) to be applied pursuant to Clause 6.2 and, pending such payment, will hold the claim and the proceeds as security for Lessee's obligations under this Agreement; and

       (b) take all such steps as are necessary and requested by the Lessor at the end of the Term to ensure the benefit of any of those warranties or customer and/or product support which have not expired are vested in the Lessor (but subject to the rights of the Lender under the Mortgage).

7.     LESSOR'S COVENANTS AND DISCLAIMERS

7.1    QUIET ENJOYMENT

       Provided no Event of Default shall have occurred and be continuing, none of the Lessor, its successors and assigns, the Lender or any Person claiming by, through or on account of any of such parties will interfere with the quiet use, possession and enjoyment of the Aircraft by the Lessee.

 7.2    REGISTRATION AND FILINGS

        The Lessor shall, at the Lessor's cost:

        (a) maintain the registration of the Aircraft with the Aviation Authority reflecting (so far as permitted by applicable law) the respective interests of the Lessor and the Lender and not do or suffer to be done anything which might reasonably be expected to adversely affect that registration; and

        (b) do all acts and things (including making any filing or registration with the Aviation Authority or any other Government Entity) as may be required following any change in the ownership or financing of the Aircraft.

7.3     AGREED MAINTENANCE PERFORMERS

       The Lessor or the Lender may object to and may exclude any maintenance organization (other than Lessee) being included as an "Agreed Maintenance Performer" for a valid business reason. The Lessor shall furnish to Lessee in writing from time to time a list of all maintenance organizations excluded from the definition of "Agreed Maintenance Performer" pursuant to the preceding sentence, which list may be amended by Lessor from time to time. The Lessor and the Lessee shall consult in good faith regarding any organizations on such list from time to time at the request of either party.

7.4     EXCLUSION

       THE AIRCRAFT IS ACCEPTED BY THE LESSEE "AS IS, WHERE IS WITH ALL FAULTS" AND LESSEE AGREES AND ACKNOWLEDGES THAT, SAVE AS IS EXPRESSLY STATED IN THIS AGREEMENT, NEITHER LESSOR NOR LENDER WILL HAVE ANY LIABILITY IN RELATION TO, AND NEITHER LESSOR NOR LENDER HAS OR WILL BE DEEMED TO HAVE MADE OR GIVEN, ANY CONDITIONS, WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, INCLUDING BUT NOT LIMITED TO:

        (a) THE DESCRIPTION, AIRWORTHINESS, MERCHANTABILITY, FITNESS FOR ANY USE OR PURPOSE, VALUE, CONDITION, OR DESIGN, OF THE AIRCRAFT OR ANY PART; OR

        (b) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM LESSOR'S NEGLIGENCE, ACTUAL OR IMPUTED (BUT EXCLUDING ANY SUCH OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT WHICH ARISES FROM LESSOR'S OR LENDER'S GROSS NEGLIGENCE OR WILFUL MISCONDUCT); OR

       (c) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE AIRCRAFT, FOR ANY LIABILITY OF LESSEE TO ANY THIRD PARTY, OR FOR ANY OTHER DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

7.5    LESSEE'S WAIVER

       LESSEE HEREBY WAIVES, AS BETWEEN ITSELF AND THE LESSOR AND LENDER, ALL ITS RIGHTS IN RESPECT OF ANY CONDITION, WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, ON THE PART OF LESSOR OR LENDER AND ALL CLAIMS AGAINST LESSOR AND LENDER HOWSOEVER AND WHENEVER ARISING AT ANY TIME IN RESPECT OF OR OUT OF THE OPERATION OR PERFORMANCE OF THE AIRCRAFT OR THIS AGREEMENT EXCEPT AS IS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT.

7.6    LESSEE'S CONFIRMATION

       LESSEE CONFIRMS THAT IT IS FULLY AWARE OF THE PROVISIONS OF CLAUSES 7.4 AND 7.5 AND ACKNOWLEDGES THAT BASIC RENT AND OTHER AMOUNTS HAVE BEEN CALCULATED NOTWITHSTANDING ITS PROVISIONS.

8.     LESSEE'S COVENANTS

8.1    DURATION

       The undertakings in this Clause 8 and in Clause 12 will:

       (a) except as otherwise stated, be performed at the expense of the Lessee; and

       (b) remain in force until redelivery of the Aircraft to the Lessor in accordance with this Agreement and thereafter to the extent of any accrued rights of the Lessor in relation to those undertakings.

8.2    INFORMATION

       The Lessee shall:

       (a)     furnish to the Lessor and the Lender:

              (i) within 60 days after the last day of the first three fiscal quarters of each fiscal year of the Parent, unaudited consolidated quarterly financial statements of the Parent prepared for such quarter, including a consolidated balance sheet of the Parent and its Subsidiaries as of the last day of such quarter and consolidated statements of income and retained earnings for such fiscal quarter and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of Lessee's chief financial officer or chief accounting officer as fairly presenting the financial position and the results of operations of the Parent as at its date and for such quarter (subject to year-end audit adjustments) and as having been prepared in accordance with GAAP;

              (ii) as soon as available but not in any event later than 120 days after the last day of each fiscal year of the Parent, audited consolidated financial statements of the Parent prepared for such year, including a consolidated balance sheet of the Parent and its Subsidiaries as of the last day of such year, consolidated statements of income and retained earnings of the Parent and its Subsidiaries for such fiscal year, a consolidating balance sheet of the Lessee and its Subsidiaries as of the last day of such year and consolidating statements of income and retained earnings of the Lessee and its Subsidiaries for such fiscal year and in all cases on a comparative basis figures for the immediately preceding fiscal year, all in reasonable detail, each prepared in accordance with GAAP and certified without qualification by Coopers & Lybrand or another of the largest national firms of independent certified public accountants as fairly presenting the financial position and the results of operations of Lessee and its Subsidiaries at the end of and for such fiscal year and as having been prepared in accordance with GAAP;

              (iii) in lieu of the financial statements referred to in sub-clauses (i) and (ii) above, any Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the respective periods filed by the Parent pursuant to and in accordance with the Securities Exchange Act of 1934, as amended;

              (iv) concurrently with the financial statements furnished pursuant to Clauses 8.2(a)(i) and (ii) above, an officer's certificate signed by the chief financial officer or chief accounting officer of Lessee certifying to the best knowledge after due inquiry of such officer that no Default occurred during the period covered by such financial statements and no Default exists  on the date of such  officer's  certificate  or,
                      if a  Default occurred or exists,  stating that fact
                     and specifying the nature and period of existence of
                     such Default and the actions Lessee took or proposes to take with respect to such Default;

              (v) at the same time as it is issued to the creditors of the Lessee, a copy of each notice or circular issued to the Lessee's creditors as a group; and

               (vi) on request from time to time such other information regarding the Lessee and its business and affairs as the Lessor or the Lender may reasonably request;

         (b) on request, inform the Lessor and the Lender as to the current serial numbers of the Engines and any engine installed on the Airframe;

         (c) promptly furnish to the Lessor and the Lender all information which the Lessor or the Lender from time to time reasonably requests regarding the Aircraft, any Engine or any Part and its use, location and condition, including the hours available on the Aircraft and any Engine until the next scheduled check, inspection, overhaul or shop visit, as the case may be;

         (d) on request, furnish to the Lessor and the Lender evidence reasonably satisfactory to the Lessor or the Lender that all Taxes and charges incurred by the Lessee with respect to the Aircraft have been paid and discharged in full;

         (e) provide to the Lessor and the Lender, within 15 days following the end of June and December of each calendar year during the Term, or upon reasonable request by Lessor or Lender, a monthly report on the Aircraft in the form set out in Schedule 7 or such other form as the Lessee may select providing substantially the same information;

         (f)    promptly notify the Lessor and the Lender of

                (i) any Total Loss, any loss of an Engine, any theft of the Airframe or any Engine, any damage to the Aircraft if the potential cost of repair may reasonably be expected to exceed the Damage Notification Threshold, or any modification to the Aircraft if the potential cost may reasonably be expected to exceed the Damage Notification Threshold;

                (ii) any claim or other occurrence likely to give rise to a claim under the Insurances (but, in the case of hull claims only, in excess of the Damage Notification Threshold) and details of any negotiations with the insurance brokers over any such claim; and

                (iii) any litigation, arbitration or administrative proceedings that are pending or, to the Lessee's knowledge, threatened against the Lessee which, if adversely determined, would have a material adverse effect upon its financial condition or business or its ability to perform its obligations under this Agreement.

  8.3    LAWFUL AND SAFE OPERATION

         The Lessee shall:

         (a) comply with the law for the time being in force in any country or jurisdiction in which the Aircraft is being operated which is applicable to the Aircraft or the use and operation of the Aircraft;

         (b) not use the Aircraft in any manner contrary to any recommendation of the Aviation Authority or the manufacturers of the Aircraft, any Engine or any Part or any rule or regulation of the Aviation Authority or for any purpose for which the Aircraft is not designed or reasonably suitable;

         (c) ensure that the crew and engineers employed by it in connection with the operation and maintenance of the Aircraft have the qualifications and hold the licences required by the Aviation Authority and applicable law;

         (d) use the Aircraft solely in commercial or other operations for which the Lessee is duly authorized by the Aviation Authority and applicable law;

         (e) not knowingly use the Aircraft (or use it when the Lessee ought reasonably to have known that it was being so used) for the carriage of.

                (i) whole animals, living or dead, except in the cargo compartments according to I.A.T.A. regulations, and except domestic pet animals carried in a suitable container to prevent the escape of any liquid and to ensure the welfare of the animal;

                (ii) acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, nuclear wastes or any nuclear assemblies or components, except as permitted for cargo aircraft under the "Restriction of Goods"
                        schedule issued by I.A.T.A. from time to time and provided that all the requirements for packaging or otherwise contained therein are fulfilled;

                (iii) any other goods, materials or items of cargo which could reasonably be expected to cause damage to the Aircraft and which would not be adequately covered by the Insurances; or

                (iv)    any illegal item or substance;

         (f) not utilize the Aircraft for purposes of training, qualifying or re-confirming the status of cockpit personnel except for the benefit of the Lessee's cockpit personnel, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other aircraft of the same type operated by the Lessee;

         (g) not (other than for bona fide safety reasons) cause or permit the Aircraft to proceed to, or remain at, any location which is for the time being the subject of a prohibition order (or any similar order or directive) by:

              (i) any Government Entity of the State of Registration or the Habitual Base; or

              (ii) any Government Entity of the country in which such location is situated; or

              (iii) any Government Entity having jurisdiction over the Lessor, the Lender or the Aircraft;

       (h) obtain and maintain in full force all certificates, licences, permits and authorizations required for the use and operation of the Aircraft for the time being, and for the making of payments required by, and the compliance by the Lessee with its other obligations under, this Agreement.

8.4    TAXES AND OTHER CHARGES

       The Lessee will promptly pay:

       (a) all licence and registration fees, Taxes (other than Lessor Taxes) and other amounts of any nature imposed by any Government Entity that are imposed on the Lessee or for which the Lessee is responsible under this Agreement with respect to the Aircraft, including the purchase, ownership, delivery, leasing, possession, use, operation, return, sale or other disposition of the Aircraft; and

       (b) all rent, fees, charges, Taxes (other than Lessor Taxes) imposed on the Lessee and other amounts in respect of any premises where the Aircraft or any Part thereof is located from time to time during the Term;

       except to the extent that such payment is being contested in good faith by appropriate proceedings in accordance with Clause 5.10 (but subject to the proviso contained in Clause 5.10).

8.5    SUB-LEASING

       (a) Subject to sub-clause (b) below, the Lessee will not, without the prior written consent of the Lessor and the Lender (such consent to be in the sole discretion of the Lessor and the Lender), sub-lease, "wet lease" or otherwise part with possession of the Aircraft, the Engines or any Part except that the Lessee may part with possession:

              (i) so long as no Default or Event of Default has occurred and is continuing, with respect to the Aircraft, the Engines or any Part to the relevant manufacturers for testing or similar purposes or to an Agreed Maintenance Performer for service, repair, maintenance or overhaul work or for alterations, modifications or additions to the extent required or permitted by this Agreement; and

              (ii) with respect to an Engine or Part, as expressly permitted by this Agreement.

       (b) The Lessor's consent shall not be required in relation to a "wet lease" or charter of the Aircraft in which operational control of the Aircraft remains with the Lessee at all times, provided the Aircraft remains registered with the Aviation Authority.

8.6    INSPECTION

       (a) The Lessor, the Lender and any person designated by the Lessor or the Lender may at any time visit, inspect and survey the Aircraft, any Engine or any Part and for such purpose may, subject to any applicable Aviation Authority regulation, travel on the flight deck as observer.

       (b) The Lessor and the Lender shall bear its own costs and expenses in connection with any such visit, inspection or survey unless the visit, inspection or survey discloses that the Lessee is in breach of its material obligations under this Agreement, in which case such costs and expenses shall be paid by the Lessee on demand.

       (c)    Neither Lessor nor Lender shall:

              (i) have any duty to make, or liability arising out of, any such visit, inspection or survey; and

              (ii) unless a Default has occurred and is continuing, exercise such right other than on reasonable notice and so as not to disrupt unreasonably the maintenance or operation of the Aircraft.

8.7    PROTECTION OF TITLE

       The Lessee shall:

       (a) not do or knowingly permit to be done or omit or knowingly permit to be omitted to be done any act or thing which might reasonably be expected to jeopardize the respective rights, title and interest of the Lender as mortgagee of the Aircraft and assignee of this Agreement or the Lessor as owner of the Aircraft and lessor under this Agreement or the validity, enforceability or priority of the Mortgage;

        (b) on all occasions when the ownership of the Aircraft, any Engine or any Part is relevant, make clear to third parties that title is held by the Lessor and is subject to the Mortgage;

       (c)    not at any time:

              (i) represent or hold out the Lessor or the Lender as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation or carriage (whether for hire or reward or gratuitously) which may be undertaken by the Lessee; or

              (ii)   pledge the credit of the Lessor or the Lender;

       (d) ensure that there is always affixed, and not removed or in any way obscured, a fireproof plate (having dimensions of not less than 6 in. x 4 in.) in a reasonably prominent position on the Aircraft and on each Engine stating:

                     "This Aircraft/Engine is owned by ACG Acquisition XII LLC, is leased to Aloha Airlines, Inc. and is subject to a mortgage and security agreement in favor of Sanwa Business Credit Corporation. It may not be operated by any other person without the prior written consent of ACG Acquisition XII LLC and Sanwa Business Credit Corporation.";

       (e) not create or permit to exist any Security Interest upon the Aircraft, any Engine or any Part;

       (f) not do or permit to be done anything which may reasonably be expected to expose the Aircraft, any Engine or any Part to penalty, forfeiture, impounding, detention, appropriation, damage or destruction and, without prejudice to the foregoing, if any such penalty, forfeiture, impounding, detention, appropriation, damage or destruction occurs, give the Lessor and the Lender notice and use its best efforts to procure the immediate release of the Aircraft, such Engine or such Part, as the case may be;

       (g)    not abandon the Aircraft, the Engine or any Part;

       (h) pay and discharge or cause to be paid and discharged when due and payable or make adequate provision by way of security or otherwise for all debts, damages, claims and liabilities which have given or might reasonably be expected to give rise to a Security Interest over or affecting the Aircraft, any Engine or any Part; and

      (i) not attempt, or hold itself out as having any power, to sell, lease or otherwise dispose of the Aircraft, any Engine or any Part other than as expressly permitted by this Agreement.

8.8   GENERAL

      The Lessee will:

      (a) not make any substantial change in the nature of the business in which it is engaged if such change, in the reasonable opinion of the Lessor or Lender, might reasonably be expected to have a material adverse effect on the Lessee's performance of its obligations under this Agreement;

      (b) preserve its corporate existence, and will not merge or consolidate with any person unless the successor person resulting from such merger or consolidation (the "SUCCESSOR"):

           (i) is the Lessee or an Affiliate incorporated in the State of Incorporation or another State of the United States of America;

           (ii) shall have a net worth immediately after such merger or consolidation of not less than the Lessee's net worth immediately prior thereto;

           (iii) shall be authorized under applicable law to perform the Lessee's obligations under this Agreement to the same extent as the Lessee;

           (iv) shall deliver to the Lessor an agreement in form and substance reasonably satisfactory to the Lessor containing an assumption by the Successor of the Lessee's representations and warranties under this Agreement, together with the due and punctual performance of all the Lessee's obligations under this Agreement; and

           (v) shall deliver to the Lessor an opinion of counsel reasonably satisfactory in form and substance to the Lessor to the effect that the agreement referred to in sub-clause (iii) above constitutes the Successor's legal, valid, binding and enforceable obligations; and

           (c) ensure that no change will occur in the Habitual Base of the Aircraft without the prior written consent of the Lessor and Lender.

8.9   RECORDS

      The Lessee shall procure that accurate, complete and current records of all flights made by, and all maintenance carried out on, the Aircraft (including, in relation to each Engine and Part subsequently installed, before the installation) are kept in English, and shall keep the records in such manner as the Aviation Authority may from time to time require. The records will form part of the Aircraft Documents.

8.10  REGISTRATION AND FILINGS

      The Lessee shall:

      (a) not do anything that might reasonably be expected to adversely affect the registration of the Aircraft with the Aviation Authority reflecting (so far as permitted by applicable law) the respective interests of the Lessor and the Lender;

      (b) do all acts and things (including making any filing or registration with the Aviation Authority or any other Government Entity) and executing and delivering all documents (including any amendment of this Agreement) as may be required by the Lessor following any modification of the Aircraft, any Engine or any Part or the permanent replacement of any Engine or Part in accordance with this Agreement, so as to ensure that the respective rights of the Lessor and the Lender under this Agreement apply with the same effect as before.

8.11  MAINTENANCE AND REPAIR

      The Lessee shall:

      (a) keep the Aircraft airworthy in all respects and in good repair and condition;

      (b) advise the Lessor and Lender in writing of all material changes to the Agreed Maintenance Program;

      (c) maintain the Aircraft in accordance with the Agreed Maintenance Program through Agreed Maintenance Performers and perform (at the respective intervals provided in the Agreed Maintenance Program) all Major Checks;

      (d) maintain the Aircraft in accordance with FAR Part 121 and any other rules and regulations of the Aviation Authority as are applicable to aircraft of the same type as the Aircraft operated by United
           States of America air carriers, subject to the special exemptions permitted Lessee regarding compliance with the Airport Noise and Capacity Act of 1990, as amended, and the regulations promulgated by the FAA thereunder;

      (e) comply with all mandatory inspection and modification requirements, airworthiness directives and similar requirements applicable to the Aircraft, any Engine or Part having a compliance date during the Term and that are required by the Aviation Authority;

      (f) comply with all alert service bulletins issued by any manufacturer of the Aircraft, Engines or Parts, and comply (including scheduling complying work and then performing such work on schedule) with all other service bulletins issued by any such manufacturer if and to the extent that the Lessee brings, or schedules to bring in compliance at least one-half of the applicable aircraft it operates (excluding for purposes of such calculation aircraft acquired from unrelated third parties that already comply with such other service bulletins);

      (g) comply with all applicable laws and the regulations of the Aviation Authority and any other aviation authorities with jurisdiction over the Lessee or the Aircraft, any Engine or Part that relate to the maintenance, condition, use or operation of the Aircraft or require any modification or alteration to the Aircraft, any Engine or Part;

      (h) maintain in good standing a current U.S. Standard Transport Category Certificate of Airworthiness for the Aircraft issued by the Aviation Authority in accordance with FAR Part 21 except when the Aircraft is undergoing maintenance, modification or repair required or permitted by this Agreement and shall from time to time provide to the Lessor a copy on request;

      (i) if required by the Aviation Authority, maintain a current certification as to maintenance issued by or on behalf of the Aviation Authority in respect of the Aircraft and shall from time to time provide to the Lessor and the Lender a copy on request;

      (j) maintain the Engines with respect to overhaul build standards and disc replacements at a level which is consistent with the level applied by the Lessee in relation to other engines of the same type as the Engines in its fleet, provided, however, Lessee may maintain the Engines with respect to overhaul build standards and disc replacements in such manner as to achieve minimal compliance with return conditions;

      (k) maintain the Engines and the APU in a "on condition" program as set forth in the respective manufacturer's maintenance planning document; and

      (l) subject to Clause 11.1(c), procure promptly the replacement of any Engine or Part which has become time, cycle or calendar expired, lost, stolen, seized, confiscated, destroyed, damaged beyond repair, unserviceable or permanently rendered unfit for use, with an engine or part complying with the conditions set out in Clause 8.13(a).

8.12  REMOVAL OF ENGINES AND PARTS

      The Lessee will ensure that no Engine or Part installed on the Aircraft is at any time removed from the Aircraft other than:

      (a)  if replaced as expressly permitted by this Agreement; or

      (b) if the removal is of an obsolete item and is in accordance with the Agreed Maintenance Program; or

      (c)  pursuant to, and in accordance with, Clause 8.15; or

      (d)  (i)   during the course of maintaining, servicing, repairing,
                 overhauling or testing that Engine or the Aircraft, as the case may be; or

           (ii)  as part of a normal engine or part rotation program; or

           (iii) for the purpose of making such modifications to the Engine or the Aircraft, as the case may be, as are permitted under this Agreement,

           and then in each case only if it is reinstalled or replaced by an engine or part complying with Clause 8.13(a) as soon as practicable and in any event no later than, in the case of an Engine, 90 days after removal of such Engine and, in the case of a Part, 45 days after removal of such Part.

8.13  INSTALLATION OF ENGINES AND PARTS

      (a) The Lessee will ensure that, except as permitted by this Agreement, no engine or part is installed on the Aircraft unless:

           (i) in the case of an engine, it is an engine of the same model as, or an improved or advanced version of the Engine it replaces (provided, in the case of an improved or advanced version, it can be installed and operated on the Airframe without modification of the Airframe or the engine, whether or not the other installed Engine is also such an improved or advanced version), which has attached to it a current "serviceable tag" issued by the manufacturer or supplier indicating that the engine is new, serviceable or overhauled, and the Lessee shall retain all such tags;

           (ii) in the case of a part, it is in as good operating condition, is of the same interchangeable modification status as the replaced Part and has attached to it a current "serviceable tag" issued by the manufacturer or supplier indicating that the part is new, serviceable or overhauled, and the Lessee shall retain all such tags;

           (iii) in the case of a part, it has become and remains the property of the Lessor free from Security Interests and on installation on the Aircraft will, without further act, be subject to this Agreement and to the security interest created by the Mortgage, in which case title to the removed part shall automatically become vested in Lessee without farther action or warranty on the part of Lessor except that such Part shall be free of Lessor Liens; and

           (iv) in each case, the Lessee has full details as to its source and maintenance records.

      (b) If no Default has occurred which is continuing, the Lessee will be entitled to install any engine or part on the Aircraft notwithstanding Clause 8.13(a) if:

           (i) there is not available to the Lessee at the time and in the place that engine or part is required to be installed on the Aircraft a replacement engine or part complying with the requirements of Clause 8.13(a);

           (ii) it would result in an unreasonable disruption of the operation of the Aircraft or the business of the Lessee to ground the Aircraft until an engine or part complying with Clause 8.13(a) becomes available for installation on the Aircraft; and

           (iii) as soon as practicable after installation of any such engine or part on the Aircraft but, in any event, no later than the earlier of (1) 90 days after installation of such an engine or 45 days after installation of such a part, and (2) the Expiry Date, the Lessee removes any such engine or part and replaces it with the Engine or Part previously removed or by an engine or part complying with Clause 8.13(a).

      (c) If no Default has occurred which is continuing, the Lessee will be entitled to install Lessee Installed Parts on the Airframe notwithstanding Clause 8.13(a)(iii) so long as:

           (i) the terms of any lease, conditional sale agreement or security agreement, as the case may be, covering such Lessee Installed Part will not have the effect of prejudicing the title and interest of the Lessor in and to the Aircraft (including its Engines and Parts) or the interest of the Lender in respect thereof under the Mortgage;

           (ii) the secured party, lessor or conditional vendor, as the case may be, of such Lessee Installed Part has confirmed and acknowledged in writing (which such confirmation and acknowledgment may be contained in the lease, conditional sale agreement or security agreement) to the Lessor and the Lender, in form and substance satisfactory to the Lessor, that it will recognize the respective rights, title and interest of the Lessor and the Lender in and to the Aircraft (including its Engines and Parts) and that it will not seek to exercise any rights whatever in relation thereto; and

              (iii) before the Expiry Date the Lessee removes any such Lessee Installed Part and replaces it with the Part replaced by it or by another part, in either case complying with Clause 8.13(a).

      (d) The Lessor agrees, for the benefit of the Lessee and any mortgagee or holder of anyother Security Interest in any engine (other than an Engine) or Lessee Installed Part owned by the Lessee, any lessor of any engine (other than an Engine leased to the Lessee) or Lessee Installed Part and any conditional vendor of any engine (other than an Engine purchased by the Lessee subject to a conditional sale agreement or any other security agreement) or Lessee
           Installed Part, that no right, title to or interest in any such engine or Lessee Installed Part shall be exercised or asserted by the Lessor and the Lessor acknowledges and confirms that it will not acquire any right, title or interest to or in any such engine or Lessee Installed Part as a result of its installation on the Airframe.

8.14 NON-INSTALLED ENGINES AND PARTS

      (a) The Lessee shall ensure that any Engine or Part which is not installed on the Airframe (or any other airframe as permitted by this Agreement) is, except as expressly permitted by this Agreement, properly and safely stored and kept free from Security Interests, with insurance thereon complying with the requirements of this Agreement.

      (b) Notwithstanding sub-clause (a), the Lessee shall be permitted, if no Default has occurred and is continuing, to install any Engine on an airframe and any Part on an airframe or engine:

           (i)   owned and operated by the Lessee free from Security Interests;

           (ii) leased or hired to the Lessee pursuant to a lease or conditional sale agreement on a long-term basis and on terms whereby the Lessee has full operational control of that aircraft or engine; or

           (iii) acquired or financed by the Lessee and operated by the Lessee on terms that ownership of that aircraft or engine, as the case may be, pursuant to a lease, conditional sale agreement or Security Interest is vested in or held by any other person;

           provided that in the case of (ii) and (iii):

           (1) the terms of any such lease, conditional sale agreement or Security Interest will not have the effect of prejudicing the title and interest of the Lessor in and to that Engine or Part or the interest of the Lender in respect thereof under the Mortgage; and

           (2) the lessor under such lease, the seller Linder such conditional sale agreement or the secured party of such Security Interest, as the case may be, has confirmed and acknowledged in writing (which such confirmation and acknowledgment may be contained in, the lease, conditional sale agreement or document creating the Security Interest) to the Lessor and the Lender, in form and substance satisfactory to the Lessor, that it will recognize the respective rights, title and interest of the Lessor and the Lender to and in that Engine or Part and that it will not seek to exercise any rights whatever in relation thereto.

8.15  POOLING OF ENGINES AND PARTS

      The Lessee will not enter into nor permit any pooling agreement or arrangement in respect of an Engine or Part without the prior written consent of the Lessor and the Lender, such consent not to be unreasonably withheld in any case where an Engine or Part is leased, let on hire or otherwise made available by the Lessee (on terms conferring no more than a contractual right IN PERSONAM against the Lessee and not a right
      IN REM against such Engine or Part) pursuant to a normal pooling agreement customary in the airline industry and entered into in the ordinary course of the Lessee's business to which the Lessee is a party and:

      (a) the other parties to which are reputable, solvent U.S. commercial air carriers (or, if the Aircraft has been subleased to a foreign air carrier in accordance with Clause 8.5, reputable, solvent U.S. or foreign commercial air carriers) or the manufacturers or suppliers of the Engine or Part(or other reputable, solvent organizations whose business includes the administration of and participation in such pooling agreements or arrangements); and

      (b) which does not contemplate the transfer of title to the pooled Engine or Part; and

      (c) either provides that the Lessor (or the Lender, as the case may be) will be sole loss payee in respect of any loss or damage to the Engine or Pan, or provides for Lessor to acquire title to a substitute engine or part satisfying the conditions set out in Clause 8.13(a) if the engine or Part is destroyed.

8.16  EQUIPMENT CHANGES

      (a) The Lessee will not make any modification or addition to the Aircraft (each an "EQUIPMENT CHANGE"), except for an Equipment Change that:

           (i)   is required by Lessor or Lender pursuant to Clause 12.3(d),

           (ii) is expressly permitted by any other provision of this Agreement, or

           (iii) has the prior written approval of the Lessor and the Lender (which approval shall not be unreasonably withheld provided the proposed Equipment Change will not, in the reasonable opinion of the Lessor and the Lender, diminish the value, utility, condition or airworthiness of the Aircraft), except for painting or minor cabin interior modifications not affecting the structure of the Airframe, any or all of which may be made without such prior approval.

      (b) So long as no Event of Default has occurred and is continuing, the Lessee may remove any Equipment Change if it can be removed from the Aircraft without diminishing or impairing the value, utility, condition or airworthiness of the Aircraft.

8.17 TITLE TO ENGINES AND PARTS

      (a) Title to all engines and parts installed on the Aircraft, whether by way of replacement as the result of an Equipment Change or otherwise (except those installed pursuant to Clause 8.13(b) or 8.13(c) above) will on installation, without further act, vest in the Lessor subject to this Agreement free and clear of all Security Interests. The Lessee will at its own expense take all such steps and execute, and procure the execution of, all such instruments that are necessary to ensure that title so passes to the Lessor and is subject to the Security Interest created by the Mortgage according to all applicable laws. At any time when requested by the Lessor, the Lessee will provide evidence to the Lessor's reasonable satisfaction (including the provision, if required, to the Lessor of one of more legal opinions) that title has so passed to the Lessor and is subject to the Security Interest created by the Mortgage.

      (b) Except as referred to in Clause 8.16(b), any Engine or Part at any time removed from the Aircraft will remain the property of the Lessor until a replacement has been made in accordance with this Agreement and until title to that replacement has passed, according to applicable laws, to the Lessor subject to this Agreement and the Mortgage free of all Security Interests, whereupon title to the Engine or Part will, provided no Default has occurred and is continuing, pass to the Lessee free of Lessor Liens.

8.18  THIRD PARTIES

      The Lessee shall procure that no person having possession of the Aircraft during the Term (other than the Lessor or the Lender) will act in any manner inconsistent with the Lessee's obligations under this Agreement and that all such persons shall comply with those obligations as if references to "Lessee" included a separate reference to those persons.

9.    INSURANCE

9.1   INSURANCES

      The Lessee will maintain in full force and effect during the Term insurances in respect of the Aircraft in form and substance reasonably satisfactory to the Lessor (the "INSURANCES") through such brokers and with such insurers and having such deductibles and being subject to such exclusions as are usual and customary in the worldwide aviation insurance marketplace for U.S. air carriers operating similar equipment who are similarly situated with Lessee. The Insurances will be effected either on a direct basis with insurers of recognized standing who normally participate in aviation insurances in the leading international insurance markets and led by reputable underwriters approved by the Lessor and the Lender, such approval not to be unreasonably withheld. The Lessor acknowledges and confirms that the current deductibles and exclusions, together with the existing brokers and insurers, in respect of the insurances maintained by Lessee on the date of the Purchase Agreement are acceptable to it and the Lender.

9.2   REQUIREMENTS

      The Lessor's current requirements as to required Insurances are as specified in this Clause and in Part 1 of Schedule 4. Except for the amount of the Agreed Value, the Minimum Liability Coverage and the deductible under Lessee's hull and war risk insurance policies, the Lessor or the Lender may from time to time stipulate such other requirements for the Insurances as the Lessor or the Lender reasonably considers necessary to ensure that the scope and level of cover is maintained in accordance with the then prevailing industry practice in relation to aircraft of the same type as the Aircraft and in relation to operators of similar standing to the Lessee. In the event that the Lessor or the Lender proposes any such stipulation, Lessor or Lender shall notify the Lessee accordingly and the Lessor and/or its brokers will then consult in good faith with the Lessee and the Lessee's brokers (as for the time being approved by the Lessor and the Lender) with regard to such proposed stipulation. If, following the consultation, the Lessor and the Lender are satisfied that the stipulation should be made, the Lessee shall then comply with the stipulated requirements.

9.3   INSURANCE COVENANTS

      The Lessee shall:

      (a) ensure that all legal requirements as to insurance of the Aircraft, any Engine or any Part that may from time to time be imposed by the laws of the State of Registration or any jurisdiction to, from or over which the Aircraft may be flown, in so far as they affect or concern the operation of the Aircraft, are complied with and, in particular, those requirements compliance with which is necessary to ensure that:

           (i) the Aircraft does not become subject to detention or forfeiture;

           (ii)  the Insurances remain valid and in fall force and effect;
                 and

           (iii) the interests of the Indemnitees in the Insurances and the Aircraft or any Part are not thereby prejudiced;

      (b) not use, cause or permit the Aircraft, any Engine or any Part to be used for any purpose or in any manner not covered by the Insurances or outside any geographical limit imposed by the Insurances;

      (c) comply with the terms and conditions of each policy of the Insurances and not do, consent or agree to any act or omission that:

           (i) invalidates or may reasonably be expected to invalidate the Insurances;

           (ii) renders or may reasonably be expected to render void or voidable the whole or any part of any of the Insurances; or

           (iii) brings any particular liability within the scope of an exclusion or exception to the Insurances;

      (d) not take out without the prior written approval of the Lessor and the Lender any insurance in respect of the Aircraft other than those of the type required under this Agreement unless relating solely to hull total loss, business interruption, engine break-down, profit commission and deductible risk;

      (e) commence renewal procedures at least 30 days prior to the expiration of any of the Insurances and provide to the Lessor and the Lender:

           (i) if requested by the Lessor or the Lender, a written status report of renewal negotiations 14 days prior to each expiration date;

           (ii) telefaxed confirmation of completion of renewal prior to each expiration date;

           (iii) a certificate of insurance and broker's letter of undertaking substantially in the form set out in Parts 2 and 3 of Schedule 4, detailing the coverage and confirming the insurers' agreement to the specified insurance requirements of this Agreement within seven days after each renewal date;

      (f) provide to the Lessor and the Lender copies of those documents evidencing the Insurances which the Lessor and the Lender may reasonably request;

      (g) on request, provide to the Lessor and the Lender evidence that the Insurance premiums have been paid;

      (h) not make any modification or alteration to the Insurances material and adverse to the interests of any of the Indemnitees;

      (i)  be responsible for any deductible under the Insurances; and

      (j) provide any other insurance related information, or assistance, in respect of the Insurances as the Lessor may reasonably request.

9.4    FAILURE TO INSURE

      If the Lessee fails to maintain the Insurances in compliance with this Agreement, each of the Indemnitees will be entitled but not obligated (without prejudice to any other rights of the Lessor under this Agreement):

      (a) to pay the premiums due or to effect and maintain insurances satisfactory to it or otherwise remedy the Lessee's failure in such manner (including to effect and maintain an "owner's interest" policy) as it considers appropriate. Any sums so expended by it will become immediately due and payable by the Lessee to such Indemnitee on demand (such demand being made as soon as reasonably practicable following the incurring of such expenditure), together with interest thereon at the Default Rate from the date of expenditure by it up to the date of reimbursement by the Lessee (before and after any judgment); and

       (b) at any time while such failure is continuing to require the Aircraft to remain at any airport or to proceed to and remain at any airport designated by it until the failure is remedied to its reasonable satisfaction.

9.5    CONTINUING INDEMNITY

       The Lessor or the Lender may require the Lessee to effect and to maintain insurance after the Expiry Date with respect to its liability under the indemnities in Clause 10 for such period as the Lessor or the Lender may reasonably require (but in any event not more than three years) providing for each Indemnitee to be named as additional insured. The Lessee's obligation under this Clause 9.5 shall not be affected by the Lessee ceasing to be lessee of the Aircraft or any of the Indemnitees ceasing to have any interest in respect of the Aircraft.

9.6   APPLICATION OF INSURANCE PROCEEDS

      As between the Lessor and the Lessee:

      (a) All insurance payments, up to the Agreed Value, received as the result of a Total Loss occurring during the Term will be paid to the Lender, so long as the Security Interest of the Mortgage remains in effect, and thereafter to the Lessor.

      (b) All insurance proceeds in respect of any damage or loss to the Aircraft, any Engine or any Part occurring during the Term not constituting a Total Loss and involving insurance proceeds in excess of the Damage Notification Threshold will be paid to the Lender, so long as the Security Interest of the Mortgage remains in effect, and thereafter to the Lessor and applied in payment (or to reimburse the Lessee) for repairs or replacement property upon the Lessor and the Lender being reasonably satisfied that the repairs or replacement have been effected in accordance with this Agreement. Insurance proceeds in amounts below the Damage Notification Threshold may be paid by the insurer directly to the Lessee. Any balance remaining may be retained by the Lessee.

      (c) All insurance proceeds in respect of third party liability will be paid to the relevant third party.

      (d) Notwithstanding Clauses 9.6(a) and (b), if at the time of the payment of any such insurance proceeds a Default has occurred and is continuing all such proceeds will be paid to or retained by the Lender, so long as the Security Interest of the Mortgage remains in effect, and thereafter by the Lessor to be applied toward payment of any amounts that may be or become payable by the Lessee in such order as the Lessor and the Lender see fit or as the Lessor and the Lender may elect. In the event that the Lessee remedies any such Default to the reasonable satisfaction of the Lessor and the Lender, the Lessor shall procure that all such insurance proceeds then held by the Lender in excess of the amounts (if any) applied in accordance with this sub-clause (d) shall be paid promptly to the Lessee.

10.   INDEMNITY

10.1  GENERAL

      The Lessee shall defend, indemnify and hold harmless the Indemnitees, on an after-tax basis as set forth in Clause 5.5, from and against any and all claims, proceedings, losses, liabilities, suits, judgments, costs, expenses, penalties or fines (each a "CLAIM") regardless of when the same is made or incurred, whether during or after the Term (but not before):

      (a) that may at any time be suffered or incurred directly or indirectly as a result of or connected with possession, delivery, performance, management, registration, control, maintenance, condition, service, repair, overhaul, leasing, sub-leasing, use, operation or return of the Aircraft, any Engine or Part (either in the air or on the ground) whether or not the Claim may be attributable to any defect in the Aircraft, any Engine or any Part or to its design, testing, use or otherwise, and regardless of when the same arises or whether it arises out of or is attributable to any act or omission, negligent or otherwise, of any Indemnitee;

      (b) that arise out of any act or omission that invalidates or that renders voidable any of the Insurances;

      (c) that may at any time be suffered or incurred as a consequence of any design, article or material in the Aircraft, any Engine or any art or its operation or use constituting an infringement of patent, opyright, trademark, design or other proprietary right or a reach of any obligation of confidentiality owed to any person, but excluding as to any Lessor Indemnitee or Lender Indemnitee, as the case may be, any Claim to the extent that:

           (1) with respect to a Lessor Indemnitee, it arises directly as a result of the wilful misconduct or gross negligence of a Lessor Indemnitee;

           (2) with respect to a Lender Indemnitee, it arises directly as a result of the wilful misconduct or gross negligence of a Lender Indemnitee associated with the same Lender;

           (3) with respect to a Lessor Indemnitee, it arises directly as a result of a breach by a Lessor Indemnitee of its express obligations under this Agreement or as a result of a representation or warranty given by a Lessor Indemnitee in this Agreement not being true and correct at the date when, or when deemed to have been, given or made;

           (4) with respect to a Lender Indemnitee, it arises directly as a result of a breach by a Lender Indemnitee associated with the same Lender of its express obligations under this Agreement or as a result of a representation or warranty given by a Lender Indemnitee associated with the same Lender in this Agreement not being true and correct at the date when, or when deemed to have been, given or made;

           (5)   it constitutes a Lessor Tax or Lessor Lien;

           (6) it represents a Tax or loss of tax benefits (the Lessee's liabilities for which, to the extent thereof, are set out in Clauses 5.5, 5.6 and 5.8); provided, however, that this exclusion shall not apply to gross-up or make-whole payments as contemplated in Clause 5.8;

           (7) it constitutes a cost or expense that is required to be borne by the Lessor in accordance with any other provision of this Agreement;

           (8) it results from any disposition not caused by Lessee of all or any part of Lessor's rights, title or interest in or to the Aircraft or under this Agreement, unless such disposition occurs as a consequence of an Event of Default;

           (9) it is attributable to an event occurring after the Term unless the Claim results from or arises out of an act or omission by the Lessee, or any circumstance existing, during the Term; or

           (10) it is brought after the Term and relates to a claimed patent infringement by the Manufacturer.

10.2 MITIGATION

      (a) The Lessor agrees that it shall, as soon as reasonably practicable after it becomes aware of any circumstances that would, or would reasonably be expected to, become the subject of a claim for indemnification pursuant to Clause 10.1, notify the Lessee in writing accordingly. The Lessor (and any other Indemnitee seeking indemnification, as the case may be) and the Lessee shall then consult with one another in good faith in order to determine what action (if any) may reasonably be taken to avoid or mitigate such Claim. The Lessee shall have the right to take all reasonable action (on behalf and, if necessary, in the name of the Lessor or such other Indemnitee) in order to resist, defend or settle (provided such settlement is accompanied by payment) any claims by third parties giving rise to such Claim, provided always that the Lessee shall not be entitled to take any such action unless adequate provision, reasonably satisfactory to the Lessor and such other Indemnitee, shall have been made in respect of the third party claim and the costs thereof. The

           Lessee or, if the Claim is covered by Lessee's Insurances, the Lessee's insurers shall be entitled to select any counsel to represent it or them, the Lessor and such other Indemnitee in connection with any such action, subject in the case of Lessee to the approval of the Lessor and such other Indemnitee (such approval not to be unreasonably withheld) and any action taken by the Lessee shall be on a full indemnity basis in respect of the Lessor and such other Indemnitee.

      (b) Any sums paid by the Lessee to the Lessor or any Indemnitee in respect of any Claim pursuant to Clause 10. 1 shall be paid subject to the condition that, in the event that the Lessor or such Indemnitee is subsequently reimbursed in respect of that Claim by any other person, the Lessor or such Indemnitee shall, provided no Default shall have occurred and be continuing, promptly pay to the Lessee an amount equal to the sum paid to it by the Lessee, including any interest on such amount to the extent attributable thereto and received by the Lessor or such Indemnitee, less any Tax payable by the Lessor or such Indemnitee in respect of such reimbursement.

10.3  DURATION

      The indemnities contained in this Agreement will survive and continue in fall force after the Expiry Date.

11.    EVENTS OF LOSS

11.1   TOTAL LOSS

      (a) PRE-DELIVERY: If a Total Loss occurs prior to Delivery, this Agreement will immediately terminate and, except as expressly stated in this Agreement, neither party will have any further obligation or liability under this Agreement except that the Lessor will rebate to the Lessee the Security Deposit (if theretofore paid pursuant to Clause 5.1) or, as the case may be, return the Letter of Credit to the Lessee.

      (b) POST-DELIVERY: If a Total Loss occurs after Delivery, the Lessee will pay the Agreed Value to the Lender no later than 60 days after the Total Loss Date (the "SETTLEMENT DATE") unless the
           Aircraft is restored to the Lessor or the Lessee within that period (or, in the case of a Total Loss coming within paragraph
           (c) of the definition of Total Loss and involving the loss of the Lessor's title to the Aircraft, if both the Aircraft and the Lessor's title thereto are restored to the Lessor or, in the case of the Aircraft, to the Lessee and the Lender's rights under the Mortgage are fully restored). The receipt by the Lender, so long as the Security Interest of the Mortgage remains in effect, and thereafter by the Lessor of the insurance proceeds in respect of the Total Loss on or prior to the Settlement Date shall discharge the Lessee from its obligation to pay the Agreed Value to the Lessor pursuant to this sub-clause (b), provided such proceeds are not less than the Agreed Value. In the event that the insurance proceeds are paid initially to the Lessee and not to the Lender, they may be retained by the Lessee if the Lessee shall have paid the Agreed Value to the Lender, otherwise the Lessee shall pay the Agreed Value to the Lender not later than the next Business Day following receipt by the Lessee of such proceeds. In the event that the Lessee pays the Agreed Value to the Lessor in accordance with this sub-clause (b), the Lessor shall promptly assign to the Lessee its rights under the Insurances to receive the insurance proceeds in respect of the Total Loss to the extent that such proceeds shall not have been paid to the Lessee. Subject to the rights of any insurers or other third parties, upon irrevocable payment in full to the Lessor of that amount and all other amounts that may be or become payable to the Lessor or any other Person under this Agreement, the Lessor shall:

           (i) without recourse or warranty (except as to the absence of Lessor Liens), and without further act, be deemed to have transferred to the Lessee all of the Lessor's rights to any Engines or Parts not installed when the Total Loss occurred, all on an "as-is where is" basis, and shall, at the Lessee's expense, execute and deliver such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence (on the public record or otherwise) the transfer and the vesting of the Lessor's rights in such Engines and Parts in the Lessee, free and clear of all rights of the Lessor and any Lessor Liens; and

           (ii) pay to Lessee, as a rebate of prepaid Basic Rent, and amount equal to the product of (1) one month's Basic Rent multiplied by (2) a fraction the numerator of which is the number of days remaining in the then current Rental Period and the denominator of which is the number of days in the then current Rental Period.

      (c) ENGINE LOSS: Upon the occurrence of an Engine Loss (including, for the avoidance of doubt, at a time when the Engine is not installed on the Airframe) in circumstances in which there has not also occurred a Total Loss, the Lessee shall give the Lessor and the Lender written notice promptly upon becoming aware of the same and shall (unless the Lessor has received the insurance proceeds relating to such Engine Loss), within 60 days after the Engine Loss Date, convey or cause to be conveyed to the Lessor, as replacement for such Engine, title to a replacement engine that is in the same or better operating condition, has the same or greater value and utility as the lost Engine and that complies with the conditions set out in Clause 8.13(a). The Lessee shall, at the time of such conveyance, comply in all respects with Clause 8.17(a) so that the replacement engine becomes an Engine, whereupon the leasing of the replaced Engine the subject of the Engine Loss shall cease and title to such replaced Engine shall (subject to any salvage rights of insurers) vest in the Lessee pursuant to Clause 8.17(b), free of Lessor Liens. If the Lessor or the Lender subsequently receives any insurance proceeds relating to such Engine Loss, the

                 Lessor shall promptly remit such proceeds or cause such proceeds to be remitted to the Lessee. No Engine Loss with respect to any Engine that is replaced in accordance with the provisions of this Clause 11.1(c) shall result in any increase or decrease in Basic Rent or the Agreed Value.
11.2  REQUISITION

      DURING ANY requisition for use or hire of the Aircraft, any Engine or Part that does not constitute a Total Loss:

      (a) the Basic Rent and Supplemental Rent payable under this Agreement will not be suspended or abated either in whole or in part, and the Lessee will not be released from any of its other obligations under this Agreement (other than operational obligations with which the Lessee is unable to comply solely by virtue of the requisition); and

      (b) so long as no Default has occurred and is continuing, the Lessee will be entitled to any compensation payable by the requisitioning authority in respect of the Term. The Lessee will, as soon as practicable after the end of any such requisition (with the Term being extended if and to the extent that the period of requisition continues beyond the scheduled Expiry Date), cause the Aircraft to be put into the condition required by this Agreement. The Lessor will be entitled to all compensation payable by the requisitioning authority in respect of any change in the structure, state or condition of the Aircraft arising during the period of requisition, and the Lessor will apply such compensation in reimbursing the Lessee for the cost of complying with its obligations under this Agreement in respect of any such change, but so that, if any Default has occurred and is continuing, the Lessor may apply the compensation in or towards settlement of any amounts owing by the Lessee under this Agreement. All such sums shall be held by the Lender, so long as the Security Interest of the Mortgage remains in effect, and thereafter by the Lessor.

12.   RETURN OF AIRCRAFT

12.1  REDELIVERY

      On the Expiry Date or termination of the leasing of the Aircraft under this Agreement, the Lessee shall, unless a Total Loss has occurred, at its expense, redeliver the Aircraft and Aircraft Documents to the Lessor at the Redelivery Location or such other airport as is mutually acceptable to Lessor and Lessee in a condition complying with this Clause 12 and Schedule 3, free and clear of all Security Interests and Permitted Liens (other than the Lessor Liens).

12.2 FINAL CHECKS

      Immediately prior to return of the Aircraft, Lessee shall perform the following at its sole cost and expense unless otherwise stated:

      (a) Lessee shall perform (or have performed by an Agreed Maintenance Performer) a full and complete zonal, systems and structural check ("C" or its equivalent), including the corresponding lower checks ("A" and "B" or equivalent) and any other maintenance and inspections tasks that are a part thereof, all in accordance with the Agreed Maintenance Program. At return, the Airframe will have zero Flight Hours since such "C" check, except for the acceptance flights and the ferry flight to the Redelivery Location. Lessee will also weigh the Aircraft. Any discrepancies revealed during such inspection will be corrected in accordance with Manufacturer's maintenance and repair manuals or FAA-approved data. Lessee shall also perform during such check, to the extent it is able, any other work reasonably required by Lessor (and not otherwise required under this Agreement) so long as such work does not prevent Lessee from returning the Aircraft on the Expiry Date, and Lessor shall reimburse Lessee for such work at Lessee's preferred customer rates.

      (b) Lessee shall perform (or have performed by an Agreed Maintenance Performer) an internal and external corrosion inspection in accordance with the manufacturer's corrosion prevention and control program ("CPCP") specified for the model type and correct any discrepancies in accordance with the recommendations of the manufacturer and the manufacturer's structural repair manual ("SRM"). In addition, all inspected areas will be properly treated with corrosion inhibitor as recommended by manufacturer.

      (c) If Lessee performed any structural inspections or tasks on a sampling basis but did not perform such inspections on the Aircraft, such work shall also be performed on the Aircraft.

      (d) Lessee shall perform a videotape borescope inspection of the low pressure and high pressure compressors and the turbine area of the Engines. All items beyond the applicable Engine manufacturer's maintenance manual limits will be rectified at Lessee's sole cost and expense. No Engine will be "on watch," for any reason requiring special or out of sequence inspection.

      (e) In accordance with the applicable maintenance manual, Lessee shall perform a maximum power assurance run and condition, acceleration and bleed valve scheduling checks on the Engines. Lessee will record and evaluate the Engine performance, with Lessor, Lender and/or their respective representatives entitled to be present. The performance and all operating parameters of each Engine will be within the limits specified in the Engine manufacturer's maintenance manual.

      (f) Lessee shall have removed and blended all external and interior markings.

      (g) If the Engine historical and technical records and the condition trend monitoring data of any Engine or the APU indicate an abnormal acceleration in the rate of deterioration in the performance of such Engine or APU, Lessee shall correct such conditions causing the accelerated rate of deterioration.

12.3 FINAL INSPECTION

      (a) During the 15 days prior to redelivery of the Aircraft, the Lessee will make the Aircraft available to the Lessor and the Lender for inspection ("FINAL INSPECTION") in order to verify that the condition of the Aircraft complies with this Agreement. The Final Inspection will be long enough to permit the Lessor and the Lender to inspect, at their own cost, the Aircraft Documents, the Aircraft and uninstalled Parts and the Engines. The Lessor and the Lender shall attend and conduct the Final Inspection diligently and, without limiting their right to conduct the full Final Inspection permitted by this Agreement, will cooperate with the Lessee in order to complete the Final Inspection as soon as reasonably practical.

      (b) The Lessor and the Lender shall also be entitled, as part of the Final Inspection, to require the Lessee to perform an acceptance flight of up to three hours at the Lessee's cost (with the Lessor's and the Lender's representatives as on-board observers) and such further acceptance flights as may be necessary in the event that the first or subsequent flights do not confirm that the Aircraft complies with the requirements of this Agreement.

      (c) At the request of Lessor, Lessee shall perform "bridging" maintenance procedures for the purpose of standardizing the Aircraft to the maintenance program of any subsequent operator of the Aircraft; provided, however, that Lessor shall pay to Lessee the Actual Cost of all "bridging" procedures that are in excess of or not in lieu of the "C" Check to be performed pursuant to Clause
           12.2 and Schedule 3.

      (d) Upon request by the Lessor or (so long as the Security Interest of the Mortgage is in effect) the Lender, the Lessee shall remove any Equipment Change and restore the Aircraft to its condition prior to that Equipment Change.

12.4 NON-COMPLIANCE

      To the extent that, at the time of Final Inspection, the condition of the Aircraft does not comply with this Agreement, the Lessee shall at the option of the Lessor and the Lender:

      (a) immediately rectify the non-compliance and, to the extent the non-compliance extends beyond the Expiry Date, the Term will be automatically extended until the non-compliance has been rectified; or

      (b) redeliver the Aircraft to the Lessor and indemnify the Lessor and the Lender, and provide security reasonably acceptable to the Lessor and the Lender for that indemnity, against the cost of putting the Aircraft into the condition required by this Agreement.

      During any extension of the Term pursuant to sub-clause (a), this Agreement will remain in full force and effect and the Lessee shall pay a rental on a PER DIEM them basis weekly in advance at a rate equal to 125% of the Basic Rent in effect immediately before the Expiry Date; provided, however, that (i) Lessee shall not operate, or permit others to operate, the Aircraft after the Expiry Date except for acceptance flights pursuant to Clause 12.2 and a ferry flight to the Redelivery Location; and (ii) if the Expiry Date has occurred as a result of the exercise by Lessor of its Early Termination Option, during the first 60 days of any extension of the Term pursuant to sub-clause (a), the Lessee shall pay a rental equal to 100% of the Basic Rent in effect immediately before the Expiry Date.

12.5 EXPORT DOCUMENTATION

      Upon redelivery and upon request by the Lessor or the Lender, the Lessee shall (a) provide to the Lessor all documents necessary to export the Aircraft from the State of Registration (including a valid and subsisting export licence for the Aircraft), and (b) provide any documents requested by the Lessor or the Lender in connection with, and otherwise cooperate with, the deregistration of the Aircraft by the Aviation Authority, including causing the Aviation Authority to issue an Export Certificate of Airworthiness to a country specified by the Lessor or the Lender.

12.6  ACKNOWLEDGEMENT

      Provided the Lessee has complied with its obligations under this Agreement, following redelivery of the Aircraft by the Lessee to the Lessor at the Redelivery Location, the Lessor will deliver to the Lessee an acknowledgment confirming that the Lessor is satisfied that the Aircraft is in the condition required by this Agreement and has been redelivered to the Lessor in accordance with this Agreement.

12.7  MAINTENANCE PROGRAM

      (a) During the 60 day period preceding the scheduled Expiry Date and upon the Lessor's or the Lender's request, the Lessee will provide the Lessor and the Lender or their respective agents reasonable access to the Agreed Maintenance Program and the Aircraft
           Documents in order to facilitate the Aircraft's integration into any subsequent operator's fleet. The Lessor agrees that it will not disclose the contents of the Agreed Maintenance Program to any person or entity except to the extent necessary to monitor the Lessee's compliance with this Agreement and/or to bridge the maintenance program for the Aircraft from the Agreed Maintenance Program to another program after the Expiry Date.

      (b) Concurrent with providing the Aircraft Documents for Lessor's and Lender's review, Lessee shall provide to Lessor and Lender a written summary of all sampling programs involving or affecting the Aircraft.

12.8  STORAGE

      If the Lessor or the Lender so requests, and subject to the availability of the requisite space, the Lessee shall park and store the Aircraft at a secure storage area, which may be at the Redelivery Location or at any other suitable facility of the Lessee selected by the Lessee, wherever located (the "STORAGE LOCATION"), on behalf of the Lessor for a period not exceeding 30 days from the Expiry Date. During that period the Aircraft shall be at the Lessee's risk (save as to any loss or damage caused by the Lessor's wilful misconduct or gross negligence), and the Lessee shall maintain and store the Aircraft in accordance with the respective manufacturer's maintenance planning document and shall insure the Aircraft in accordance with a "ground risk only" policy usual and customary in the worldwide aviation insurance marketplace. All storage, maintenance and insurance costs shall be borne by the Lessee. If the Lessor or the Lender so requests, and subject to the availability of the requisite space, the Lessee shall continue to park and store the Aircraft at the Storage Location on behalf of the Lessor for a further period not exceeding 60 days. During that further period the Aircraft shall be at the Lessor's risk (save as to any loss or damage caused by the Lessee's wilful misconduct or gross negligence), but the Lessee shall continue to maintain, store and insure the Aircraft in accordance with this Clause 12.8 (with Lessor obligated to reimburse Lessee for any hull insurance deductibles for which Lessee becomes responsible relating to the Aircraft during such further 60 days period). All reasonable storage, maintenance and insurance costs incurred by the Lessee (excluding any profit element accruing to the Lessee) during such further period shall be reimbursed by the Lessor promptly upon presentation of supporting invoices and/or receipts.

13.   DEFAULT

13.1  EVENTS

      Each of the following events will constitute an Event of Default and a repudiation of this Agreement by the Lessee:

      (a) NON-PAYMENT: the Lessee fails to pay any amount payable by it under this Agreement within 3 Business Days of the due date for payment; or

      (b) INSURANCE: the Lessee fails to comply with any provision of clause 9 or any insurance required to be maintained under this Agreement is canceled or terminated; or

      (c) BREACH: the Lessee fails to comply with any other provision of this Agreement and, if such failure is, in the reasonable opinion of the Lessor and the Lender, capable of remedy, the failure continuer, for 30 days after notice from the Lessor or the Lender to the Lessee, PROVIDED HOWEVER, that, if such failure cannot reasonably be remedied within such 30 day period and the Lessee is diligently undertaking all necessary remedial action, the 30 day period shall be extended for a further 15 days; or

      (d) REPRESENTATION: any representation or warranty made (or deemed to be repeated) by the Lessee in this Agreement or hi any document or certificate furnished to the Lessor pursuant to or in connection with this Agreement is or proves to have been incorrect in any material respect when made or deemed to be repeated and the Lessee's ability to comply with its obligations under this Agreement, and/or the Lessor's or The Lender's rights, title and interest to and in the Aircraft and/or under this Agreement, are thereby materially and adversely affected; or

      (e)  CROSS DEFAULT:

           (i) any Financial Indebtedness of the Lessee or any of its Affiliates that exceeds $500,000 is not paid when due and any applicable grace period shall have expired;

           (ii) the security for any such Financial Indebtedness is enforced; or

           (iii) any lease, conditional sale, installment sale or forward purchase agreement of the Lessee or any of its Affiliates in respect of an aircraft is terminated as a consequence of an event of default or termination event (however described);

           provided always, in any such case, it shall not constitute an Event of Default under this Agreement if, in connection with Lessee"s one OR two principal working lines of credit/letters of credit facilities:

           (1) the non-payment, acceleration, termination or event in question is being contested by the Lessee in good faith and on reasonable grounds and any declaration of default, Termination of agreement or enforcement of security has been stayed by a court of competent jurisdiction; or

           (2) the non-payment, termination or event in question is being discussed by the Lessee with the creditors of such facilities in good faith and on reasonable grounds and there has been no declaration of default, acceleration, termination of agreement or enforcement of security;

      (f) APPROVALS: any consent, authorization, licence, certificate or approval of or registration with or declaration to any Government Entity in connection with this Agreement, including:

           (i) any authorization required by the Lessee of, or in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement or the performance by the Lessee of its obligations under this Agreement; or

           (ii) any airline licence, air transport licence, franchise, concession, permit, certificate, right or privilege required by the Lessee for the conduct of its business,

           is modified, withheld, revoked, suspended, canceled, withdrawn, terminated or not renewed, or otherwise ceases to be in fall force and is not reissued, reinstated or renewed within 30 days, PROVIDED HOWEVER that any such modification, withholding, revocation, suspension, cancellation, withdrawal, termination or non-renewal shall only constitute an Event of Default if it has a material adverse effect on the Lessee's ability to perform its obligations under this Agreement or the Lessor's or the Lender's rights, title and interest to and in the Aircraft or under this Agreement; or

      (g)  INSOLVENCY:

           (i) the Lessee or any of its Affiliates is, or is deemed for the purposes of any relevant law to be, unable to pay its debts as they fall due or to be insolvent, or admits inability to pay its debts as they fall due; or

           (ii) the Lessee or any of its Affiliates suspends making payments on all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness; or

      (h)  BANKRUPTCY AND SIMILAR PROCEEDINGS

           (i) Lessee shall consent to the appointment of a receiver, trustee or liquidator for itself or for a substantial part of its property; or

            (ii) Lessee shall admit in writing its inability to pay its debts generally as they become due, or Lessee shall make a general assignment for the benefit of creditors; or

            (iii) Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding under the 11 U. S.C. ss. ss. 101 ET seq or under any other laws dealing with bankruptcy, insolvency, moratorium or creditors' rights generally (any or all of which are hereinafter referred to as "BANKRUPTCY LAWS"), or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee shall by voluntary petition, answer or consent to or seek relief under the provisions of any Bankruptcy Laws; or

            (iv) any order, judgment or decree is entered by a court of competent jurisdiction appointing a receiver, trustee or liquidator of Lessee or a substantial part of its property, or ordering a substantial part of Lessee's property is to be sequestered, and instituted or done with the consent of Lessee or, if instituted by another person, the order, judgment or decree is not dismissed, remedied or relinquished within 60 days; or

           (v) a petition against Lessee in a proceeding under any Bankruptcy Laws shall be filed and shall not be withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any Bankruptcy Laws that may apply to Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of Lessee or of any substantial part of its property; or

           (vi) any step (including petition, proposal or convening a meeting) is taken with a view to a composition, assignment or arrangement with any creditors of, or the reorganization, rehabilitation, administration, liquidation, or dissolution of, the Lessee or any of its Affiliates or any other insolvency proceedings involving the Lessee or any of its Affiliates; or

      (i) OTHER JURISDICTION: there occurs in relation to the Lessee or any of its Affiliates any event anywhere which, in the reasonable opinion of the Lessor, corresponds with any of those mentioned in Clause
           13.1 (h); or

      (j) UNLAWFUL: it becomes unlawful for the Lessee to perform any of its material obligations under this Agreement or this Agreement becomes wholly or partly invalid or unenforceable, provided that any such partial invalidity or unenforceability shall only constitute an Event of Default if it has a material adverse effect on the Lessee's ability to perform its obligations under this Agreement or the Lessor's or the Lender's rights, title and interest in and to the Aircraft or under this Agreement; or

      (k) SUSPENSION OF BUSINESS: the Lessee or any of its Affiliates suspends or ceases to carry on all or a substantial part of its business; or

      (l) DISPOSAL: the Lessee or any of its Affiliates disposes or threatens to dispose of all or a material part of its assets, whether by one or a series of transactions, related or not, other than pursuant to a merger or consolidation as referred to in, and subject to, Clause 8.8(b) or for the purpose of any other reorganization or amalgamation the terms of which have received the previous consent in writing of the Lessor; or

      (m) RIGHTS: the existence, validity, enforceability or priority of the rights of the Lessor as owner and lessor in respect of the Aircraft or the rights of the Lender as mortgagee of the Aircraft and assignee of this Agreement are challenged by the Lessee or any other person claiming by or through the Lessee; or

      (n) CHANGE OF OWNERSHIP: any single person or group of persons acquire control, directly or indirectly, of the Lessee without the previous consent in writing of the Lessor and Lender (which consent shall not be withheld unless the Lessor or the Lender is of the reasonable opinion that such acquisition of control will have a materially adverse effect on the Lessee's ability to perform its obligations under this Agreement or the Lessor's or the Lender's rights, title and interest in and to the Aircraft or under this Agreement), not including (i) persons that are currently in control of Lessee, (ii) spouses of such persons,
           (iii) any lineal ancestor or descendant of such persons, (iii) any spouse of any person covered by clause (iii), or (v) a partnership or trust set up for the benefit of persons identified in clauses
           (i) through (iv); or

      (o) DELIVERY: the Lessee fails to accept delivery of the Aircraft when validly tendered pursuant to this Agreement by the Lessor (provided that the Lessor shall have satisfied the conditions precedent set out in Clause 3.4); or

      (p) ADVERSE CHANGE: any event or series of events occurs which, in the reasonable opinion of the Lessor or the Lender, could be expected to have a material adverse effect on the financial condition or operations of the Lessee and its Affiliates or on the ability of the Lessee to comply with its obligations under this Agreement; or

      (q) LETTER OF CREDIT: if the Lessee has elected to deliver the Letter of Credit in lieu of the Security Deposit pursuant to Clause 5.1(b), the Letter of Credit ceases for any reason to be in full force and effect or is not renewed or replaced before its expiration in accordance with Clause 5.1 (b) and the Lessee does not immediately provide the Lessor with cash in an amount equal to the Security Deposit.

13.2  RIGHTS

      If an Event of Default occurs, and for as long as it shall continue, the Lessor may at its option (and without prejudice to any of its other rights under this Agreement), at any time thereafter:

      (a) treat such event as a repudiation by the Lessee of its obligations under this Agreement and by notice to the Lessee with immediate effect terminate the leasing of the Aircraft (but without prejudice to the continuing obligations of the Lessee under this Agreement), whereupon all rights of the Lessee under this Agreement shall cease; and/or

      (b) proceed by appropriate court action or actions to enforce performance of this Agreement or to recover damages for the breach of this Agreement; and/or

      (c)  either:

           (i) take possession of the Aircraft, for which purpose the Lessor may enter any premises belonging to, occupied by or under the control of the Lessee (for which purpose the Lessee hereby grants to the Lessor an irrevocable licence to the extent permitted by applicable law) where the Aircraft may be located, or cause the Aircraft to be redelivered to the Lessor at the Redelivery Location (or such other location as the Lessor may require), and the Lessor is hereby irrevocably authorized and empowered, to the extent permitted by applicable law, to direct pilots of the Lessee or other pilots to fly the Aircraft to that airport and will have all the powers and authorizations necessary for taking such action; or

           (ii) by serving notice, require the Lessee to redeliver the Aircraft to the Lessor at the Redelivery Location (or such other location as the Lessor may require).

13.3  EXPORT

      If an Event of Default occurs, and for as long as it shall continue, the Lessor may sell or otherwise deal with the Aircraft as if this Agreement had never been made and the Lessee will, at the request of the Lessor, take all steps necessary to export the Aircraft from the country where the Aircraft is for the time being situated and any other steps necessary to enable the Aircraft to be redelivered to the Lessor in accordance with this Agreement. The Lessee hereby irrevocably and by way of security for its obligations under this Agreement authorizes and empowers the Lessor as its attorney to execute and deliver any documentation and to do any act or thing required in connection with the foregoing.

13.4  DEFAULT PAYMENTS

      If a Default occurs, the Lessee will indemnify the Lessor on demand against any loss, damage, expense, cost or liability which the Lessor may sustain or incur directly or indirectly as a result, including:

      (a) any loss of profit (calculated on an after-tax basis) suffered by the Lessor because of the Lessor's inability to place the Aircraft on lease with another Lessee on terms as favorable to the Lessor as this Agreement or because whatever use, if any, to which the Lessor is able to put the Aircraft upon its return to the Lessor, is not as profitable (calculated on an after-tax basis) to the Lessor as this Agreement would have been but for such Default or non-delivery;

      (b) in the event that the Aircraft is sold as a consequence of the Lessor's inability to enter into a satisfactory lease within a reasonable period, the amount (if any) by which (i) the aggregate of (1) the net sale proceeds (calculated by deducting the costs of sale together with the cost of preparing the Aircraft for sale and the repayment of any outstanding indebtedness in relation to the financing of the Aircraft) plus (2) the present value of the anticipated after-tax net income to be derived from such net sale proceeds up to the scheduled Expiry Date, discounted on a monthly basis using 9.5% PER ANNUM as the discount rate, are less than
           (ii) the aggregate of (1) the anticipated net sale proceeds (computed on the same basis as the net sale proceeds referred to in (i)(1) above), assuming that the Aircraft would have been sold as soon as reasonably practicable following the scheduled Expiry Date plus (2) the present value of the income that would have been derived from the future Basic Rent payable until the scheduled Expiry Date, discounted on a monthly basis using 9.5% PER ANNUM as the discount rate;

      (c) any amount of principal, interest, fees or other sums whatsoever paid or payable on account of funds borrowed in order to carry any amount unpaid by the Lessee;

      (d) any loss, premium, penalty or expense that may be incurred in repaying funds raised to finance the Aircraft or in unwinding any swap, forward interest rate agreement or other financial instrument relating in whole or in part to the Lessor's financing of the Aircraft; and

      (e) any loss, cost, expense or liability sustained or incurred by the Lessor owing to the Lessee's failure to redeliver the Aircraft on the date, at the place and in the condition required by this Agreement.

      For the avoidance of doubt, the provisions of Clause 5.8(a) will apply to any sums payable by the Lessee pursuant to this Clause 13.4.

14.   ASSIGNMENT AND TRANSFER

14.1  NO ASSIGNMENT BY LESSEE

      The Lessee will not assign or create or permit to exist any Security Interest over any of its rights under this Agreement.

14.2  LESSOR ASSIGNMENT

      The Lessor may sell, assign or transfer all or any of its rights under this Agreement and in the Aircraft (a "Transfer") and the Lessor will, other than in the case of an assignment for security purposes, have no further obligation under this Agreement following a Transfer but, notwithstanding any Transfer, will remain entitled to the benefit of each indemnity under this Agreement.

      (a) In connection with any Transfer, the following conditions shall apply:

          (i) Lessor shall give Lessee written notice of such Transfer at least 10 Business Days before the date of such Transfer, specifying the name and address of the proposed purchaser, assignee or transferee (the "Transferee");

           (ii) the Transferee will be a person reasonably experienced in aircraft leasing (or the Transferee's rights and powers under this Agreement shall be exercised on its behalf pursuant to an appropriate management agreement by a person having such experience);

           (iii) the Transfer will not adversely affect the Lessee's rights and interests in the Aircraft and/or this Agreement, nor subject the Lessee, on the date of such transfer, to any Tax or Claim or any other obligation or liability to which it would not have been subject had such assignment or transfer not taken place.

           (iv) the Transferee will be a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Federal Aviation Law and have full corporate power and authority to enter into and perform the transactions contemplated by this Agreement on the part of "Lessor";

           (v) on the Transfer date the Lessor and the Transferee shall enter into an agreement or agreements in which the Transferee confirms that it shall be deemed a party to this Agreement and agrees to be bound by all the terms of, and to undertake all of the obligations of, the Lessor contained in this Agreement;

           (vi) such Transfer shall not violate any applicable law including the Federal Aviation Law, the Federal Aviation Regulations and the Securities Act of 1933, as amended; and

           (vii) the Transferee shall provide to Lessee an opinion of its regular independent counsel as to the matters set forth in sub-clause (iv), as to the legality, validity, binding effect and enforceability of the agreement or agreements between Lessor and Transferee referred to in sub-clause (v) and as to such other matters as were contained in the opinion of Lessor's counsel delivered on the Delivery Date.

      (b) Upon any Transfer, the Transferee shall be deemed Lessor for all purposes of this Agreement, each reference in this Agreement to the "Lessor" shall thereafter be deemed for all purposes to refer to the Transferee, and the transferor shall be relieved of all obligations of the "Lessor" under this Agreement arising after the time of such Transfer except to the extent attributable to acts or events occurring prior to the time of such Transfer.

      (c) Upon compliance by Lessor and a Transferee with the terms and conditions of Clause 14.2(a), Lessee shall at the time of Transfer, at the specific written request of Lessor and with Lessor paying all of Lessee's out-of-pocket costs and expenses:

           (i) execute and deliver to Lessor and to such Transferee an agreement, in form and substance satisfactory to Lessor, Lessee and such Transferee, dated the date of such transfer, consenting to such transfer, agreeing to pay all or such portion of the Basic Rent and other payments under this Agreement to such Transferee or its designee as such Transferee shall direct, and agreeing that such Transferee shall be entitled to rely on all representations and warranties made by Lessee in this Agreement or in any certificate or document furnished by Lessee in connection with this Agreement as though such Transferee was the original "Lessor";

           (ii) execute and deliver to Lessor or such Transferee, as the case may be, precautionary Uniform Commercial Code financing statements or amendments reflecting the interests of such Transferee in the, Aircraft and this Agreement;

           (iii) deliver to Lessor and to such Transferee a certificate, signed by a duly authorized officer or Lessee, dated the date of such transfer, to the effect that no Event of Default has occurred and is continuing or, if one is then continuing, describing such Event of Default;

           (iv) cause to be delivered to Lessor and such Transferee certificates of insurance and broker's letter of undertaking substantially in the form set out in Parts 2 and 3 of
                 Schedule 4, detailing the coverage and confirming the insurers' agreement to the specified insurance requirements of this Agreement and listing the Lessor and Transferee as additional insureds and the Transferee as sole loss payee (subject to other direction by the Lender);

           (v) deliver to Lessor and to such Transferee an opinion of Lessee's counsel (which may be Lessee's General Counsel), addressed to Lessor and such Transferee to the effect that the agreement referred to in sub-clause (i) has been duly authorized and executed by Lessee and constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms (subject to customary exceptions), and to the effect that such Transferee may rely on the opinion delivered by such counsel or its predecessor counsel in connection with this Agreement on the Delivery Date with the same force and effect as if such Transferee was an original addressee of such opinion when given;

           (vi) deliver to Lessor and such Transferee information on the location of the Airframe and Engines at all times requested by Lessor in order to permit the Transfer to take place at a time and on a date so as to eliminate or minimize any Taxes applicable to the Transfer; and

           (vii) such other documents as Lessor or such Transferee may reasonable request, so long as such documents do not adversely affect the rights or obligations of Lessee under this Lease or otherwise adversely effect Lessee.

14.3  GRANTS OF SECURITY INTERESTS

      (a) The Lessee hereby consents to the Lessor's assignment of and grant of a security interest in the Lessor's right, title and interest in the Aircraft and this Agreement to SBCC contained in the Mortgage, and agrees that SBCC as "Lender" shall be entitled to rely on all representations and warranties made by Lessee in this Agreement or in any certificate or document furnished by Lessee in connection with this Agreement.

      (b) The Lessor shall be entitled at any time after Delivery to grant a security interest in the Aircraft or its right, title and interest in this Agreement (each, an "ADDITIONAL MORTGAGE") in favor of any person (each, an "ADDITIONAL MORTGAGEE"). Any Additional Mortgage may be a successor mortgage to the Security Interest granted to the Lender, or may be in addition to the Lender's Security Interest and previous Additional Mortgages and with a priority senior, equal or subordinate to the Lender's Security Interest and previous Additional Mortgages as the Lender and previous Additional Mortgagees may permit. In the case of any such grant by Lessor of an

           Additional Mortgage to an Additional Mortgagee in all or any portion of Lessor's rights, title and interest in and to the Aircraft and this Agreement, Lessee shall promptly, at the specific written request of Lessor and with Lessor paying all of Lessee's out-of-pocket costs and expenses:

           (i) execute and delivery to Lessor and to such Additional Mortgagee an agreement, in form and substance satisfactory to Lessor, such Additional Mortgagee and Lessee, dated the date of the grant of such Additional Mortgage, (i) consenting to such Additional Mortgage and to any assignment of Lessor's rights, title and interest in and to this Agreement to such Additional Mortgagee for security purposes, (ii) if requested by Lessor and consented to by the previous payee, agreeing that Lessee will pay the Basic Rent and other payments under this Agreement to such Additional Mortgagee, and (iii) agreeing that such Additional Mortgagee shall be entitled to rely on all representations and warranties made by Lessee in this Agreement or in any certificate or document furnished by Lessee in connection with this Agreement as though such Additional Mortgagee was originally the "Lessor" or "Lender";

            (ii) execute and deliver to Lessor and such Additional Mortgagee such agreements as the Lessor may reasonably require for the purposes of effecting all necessary amendments to this Agreement (including Clauses 8, 9 and 10 and Schedule 4);

           (iii) execute and deliver to Lessor or such Additional Mortgagee, as the case may be, precautionary Uniform Commercial Code financing statements or amendments reflecting the assignment of Lessor's interests to such Additional Mortgagee;

           (iv) deliver to Lessor and such Additional Mortgagee a certificate, signed by a duly authorized officer of Lessee, dated the date of the grant of the Additional Mortgage, to the effect that no Event of Default has occurred and is continuing or, if one is then continuing, describing such Event of Default;

           (v) cause to be delivered to Lessor and such Additional Mortgagee certificates of insurance and broker's letter of undertaking substantially in the form set out in Parts 2 and 3 of
                 Schedule 4, detailing the coverage and confirming the insurers' agreement to the specified insurance requirements of this Agreement, adding such Additional Mortgagee as an additional insured and, if requested by Lessor and consented to by the previous loss payee, listing such Additional Mortgagee as sole loss payee;

           (vi) deliver to Lessor and such Additional Mortgagee an opinion of Lessee's counsel (which may be Lessee's General Counsel), addressed to Lessor and such Additional Mortgagee (i) to the effect that the agreements  referred to in sub-clauses
                 (a) and (b) have been duly authorized  and  executed  by
                 Lessee  and  constitute  the  legal,   valid  and  binding
                 obligations of Lessee, enforceable against Lessee in accordance with their terms (subject to customary exceptions), and (ii) to the effect that such Additional Mortgagee may rely on the opinion delivered by such counsel or its predecessor counsel in connection with this Agreement on the Delivery Date with the same force and effect as if such Additional Mortgagee was an original addressee of such opinion when given; and

           (vii) such other documents as Lessor or such Additional Mortgagee may reasonably request so long as such documents do not adversely affect the rights or obligations of Lessee under this Lease or otherwise adversely affect Lessee.

14.4  SALE AND LEASEBACK BY LESSOR

      In addition to the Transfers and grants of security interests permitted by Clauses 14.2 and 14.3, Lessor shall be entitled to transfer its right, title and interests in and to the Aircraft to any person and lease the Aircraft from such person (a "HEAD LESSOR"), and in such event Lessor shall retain its rights and obligations as the "Lessor" under this Agreement. In the event of such a sale and lease-back by Lessor, (a) the Head Lessor shall meet the requirements for a "Transferee" as defined in Clause 14.2(a)(ii) above, (b) the Lessor shall be entitled to assign its rights in this Agreement to such Head Lessor as security for its obligations under the head lease, (c) the Head Lessor shall be entitled to grant to one or more purchase money lenders, or to an indenture trustee on behalf of such lenders, an Additional Mortgage covering the Aircraft and this Agreement, (d) Lessee shall execute and deliver to Lessor, such Head Lessor, such Additional Mortgagee and any trustees on their behalf, as appropriate, the documents specified in Clauses 14.2(c)(i) through (vii) and Clauses 14.3(b)(i) through (vii) above, and Lessee shall cooperate with Lessor to make such other changes to this Lease, such as including such Head Lessor, such Additional Mortgagee and the trustees on their behalf as additional insureds and "Indemnitees", as Lessor may reasonably request so long as such changes do not adversely affect the rights or obligations of Lessee under this Lease or otherwise adversely affect Lessee and with Lessor paying all of Lessee's out-of-pocket costs and expenses.

14.5  FURTHER ACKNOWLEDGMENTS

      Lessee further acknowledges that any Transferee or Additional Mortgagee shall in turn have the rights of, and be subject to the conditions to, transfer and grants of security interests set forth above in this Clause 14.

14.6  CERTAIN PROTECTIONS FOR LESSEE'S BENEFIT

      The rights of Lessee under this Agreement shall be superior to the rights of any Additional Mortgagee or Head Lessor, and the Lessor shall require each Additional Mortgagee and Head Lessor to agree in writing with the Lessee that such Additional Mortgagee's and Head Lessor's rights in and to the Aircraft shall be subject to the terms of this Agreement, including to the Lessee's rights to the quiet use, possession and enjoyment provisions contained in this Agreement. Except as expressly set forth in this Agreement, no Additional Mortgage or Head Lease shall increase the responsibilities, obligations or liabilities of the Lessee or deprive the Lessee of any of its rights or privileges under this Agreement. The Lessor's obligations to perform the terms and conditions of this Lease shall remain in full force and effect notwithstanding the creation of any Additional Mortgage or Head Lease. Lessor shall not create any Additional Mortgage or enter into any Head Lease that violates the terms of this Clause 14.6.

15.   MISCELLANEOUS

15.1  WAIVERS, REMEDIES CUMULATIVE

      The rights of either party under this Agreement:

      (a)  may be exercised as often as necessary;

      (b) are cumulative and not exclusive of that party's rights under any law; and

      (c)  may be waived only in writing and specifically.

      Delay in exercising or non-exercise of any such right is not a waiver of that right.

15.2  DELEGATION

      The Lessor or the. Lender may delegate to any person or persons all or any of the trusts, powers or discretions vested in it by this Agreement and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) as the Lessor or the Lender, respectively, in its absolute discretion thinks fit.

15.3  APPROPRIATION

      If any sum paid or recovered in respect of the liabilities of the Lessee under this Agreement is less than the amount then due, the Lessor may apply that sum to amounts due under this Agreement in such proportions and order and generally in such manner as the Lessor may determine.

15.4  CURRENCY INDEMNITY

      (a) If the Lessor or the Lender receives an amount in respect of the Lessee's liability under this Agreement or if such liability is converted into a claim, proof, judgment or order in a currency other than the currency (the "CONTRACTUAL CURRENCY") in which the amount is expressed to be payable under this Agreement:

           (i) the Lessee will indemnify the Lessor, as an independent obligation, against any loss arising out of or as a result of such conversion;

           (ii) if the amount received by the Lessor or the Lender, when converted into the contractual currency (at the market rate at which the Lessor is able on the relevant date to purchase the contractual currency in New York City with that other currency) is less than the amount owed in the contractual currency, the Lessee will, forthwith on demand, pay to the Lessor an amount in the contractual currency equal to the deficit; and

           (iii) the Lessee will pay to the Lessor on demand any exchange costs and Taxes payable in connection with the conversion.

      (b) The Lessee waives, to the extent permitted by applicable law, any right it may have in any jurisdiction to pay any amount under this Agreement in a currency other than that in which it is expressed to be payable.

15.5  PAYMENT BY THE LESSOR

      The Lessor will not be obliged to pay any amounts to the Lessee under this Agreement so long as any sums which are then due from the Lessee under this Agreement remain unpaid or a Default has occurred and is continuing, and any such amounts which would otherwise be due will fall due only if and when the Lessee has paid all such sums and no Default is continuing.

15.6 SEVERABILITY

      If a provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

      (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

      (b) the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Agreement.

15.7  REMEDY

      If the Lessee fails to comply with any provision of this Agreement, the Lessor or the Lender may, without being in any way obliged to do so or responsible for so doing and without prejudice to the ability of the Lessor to treat the non-compliance as a Default, effect compliance on behalf of the Lessee, whereupon the Lessee shall become liable to pay immediately any sums expended by the Lessor or the Lender together with all costs and expenses (including reasonable legal costs) necessarily incurred in connection therewith.

15.8 EXPENSES

      (a) The Lessor and the Lessee shall each bear their respective expenses (including legal, professional and out-of-pocket expenses) incurred or payable in connection with the negotiation, preparation and execution of this Agreement, and shall share equally the fees and expenses of special FAA counsel in connection with the transactions contemplated by this Agreement.

      (b) The Lessee shall pay to the Lessor and the Lender on demand all expenses (including legal, professional and out-of-pocket expenses) incurred or payable by the Lessor or the Lender in connection with the granting of any waiver or consent under this Agreement.

      (c) The Lessee will pay to the Lessor on demand all expenses (including legal, survey and other costs) payable or incurred by the Lessor in contemplation of, or otherwise in connection with, the enforcement of or preservation of any of the Lessor's rights under this Agreement, or in respect of the repossession of the Aircraft.

      (d) The Lessor will pay to the Lessee on demand all expenses (including legal costs) payable or incurred by the Lessee in contemplation of, or otherwise in connection with, the enforcement of or preservation of any of the Lessee's rights under this Agreement.

15.9  TIME OF ESSENCE

      The time stipulated in this Agreement for all payments payable by the Lessee to the Lessor and for the performance of the Lessee's other obligations under this Agreement will be of the essence of this Agreement (subject always to any applicable grace period).

15.10 NOTICES

      (a) All notices and other communications given under or in connection with this Agreement shall be in writing (including telefax) and shall be deemed to have been received as follows:

           (i) If sent by telefax, at the time of receipt by the sender of a transmission report indicating that all pages of the telefax transmission were properly transmitted (unless the recipient notifies the sender promptly, or if received after 5:30 p.m. local time, by no later than 10:00 a.m. local time the following Business Day, that the transmission was incomplete or illegible, in which case the telefax shall be deemed to have been received at the time of receipt by the sender of a further clear transmission report on retransmitting the telefax), provided the relevant telefax transmission (or retransmission, as the case may be) was transmitted to the receiver between 9:00 a.m. and 5:30 p.m. local time. If it was transmitted later, then it shall be deemed to have been received at 9:00 a.m. local time on the succeeding Business Day.

           (ii) In any other case, when delivered to the address specified in clause 15.10(b).

      (b) All such notices, requests, demands and other communications shall be sent:

           (i)   if to the Lessor, to it at:   c/o Aviation Capital Group Corp.
                                               Three Stamford Landing
                                               46 Southfield Avenue
                                               Stamford, CT 06902
                                               Attention: Managing Director
                                               Telefax No.: 203-967-3287

                       with copies to:      Sanwa Business Credit Corporation
                                            One South Wacker Drive
                                            Chicago, Illinois 60606
                                            Attention: Senior Vice President,
                                                         Transportation Finance
                                            Telefax No.: 312-853-1458

                                            Vedder, Price, Kaufman & Kammholz
                                            222 N. LaSalle Street
                                            Chicago, Illinois 60601
                                            Attention: Dean N. Gerber, Esq.
                                            Telefax No.: 312-609-5005

           (ii)  if to the Lessee, to it at:  371 Aokea Street
                                              Honolulu, Hawaii 96819
                                              Attention: Senior Vice President,
                                                         Finance and Planning,
                                                         and Chief Financial
                                                         Officer

                                              Telefax No.: 1-808-833-3100
                 or to such other address or telefax number as shall have been notified by one party to the other in the manner set out in this Clause 15.10.

15.11 LAW AND JURISDICTION

      (a) THIS AGREEMENT SHALL, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO IN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

      (b) The Lessor and the Lessee hereby irrevocably agree to submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York located in the Borough of Manhattan, County of New York (the "AGREED COURTS") in the event of any claims or disputes arising under this Agreement. Such submission to jurisdiction shall not be construed so as to limit the right of either party to take proceedings against the other in whatsoever jurisdiction shall to it seem fit nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. Final judgment against Lessor or Lessee in any such suit shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or as otherwise permitted by applicable law, a certified or true copy of which shall be conclusive evidence of the facts and of the amount of any indebtedness or liability of Lessor or Lessee. Each of Lessor and Lessee hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue in any suit, action or proceeding brought in any Agreed Court, and irrevocably waives any claim that any such suit, action or proceeding brought in any Agreed Court has been brought in an inconvenient forum.

      (c) THE LESSEE AND THE LESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATING TO THIS
           AGREEMENT.

      (d) Without prejudice to any other mode of service, each of the Lessor and the Lessee consents to the service of process relating to any proceedings involving, directly or indirectly, any matter arising out of or relating to this Agreement by U.S. Postal Service registered mail (prepaid, return receipt requested) of a copy of the process to the Lessee's address identified in Clause 15.10(b).

15.12 SOLE AND ENTIRE AGREEMENT

      This Agreement is the sole and entire agreement between the Lessor and the Lessee in relation to the leasing of the Aircraft, and supersedes all previous agreements in relation to that leasing. The terms and conditions of this Agreement can only be varied by an instrument in writing executed by both parties or by their duly authorized representatives.

15.13 INDEMNITIES

      All rights expressed to be granted to any successors, assigns, shareholders, members, Affiliates, partners, contractors, directors, managers, officers, servants, agents and employees of the Lessor are given to the Lessor as agent for and on behalf of such Lessor Indemnitee, and all rights expressed to be granted to any successors, assigns, shareholders, Affiliates, partners, contractors, directors, officers, servants, agents and employees of the Lender are given to the Lender as agent for and on behalf of such Lender Indemnitee.

15.14 COUNTERPARTS

      This Agreement may be executed in counterparts each of which will constitute one and the same document.

                                  [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF Lessor and Lessee have executed this Lease Agreement 809 on the date shown at the beginning of this Agreement.




                                                  SIGNED on behalf of
                                                  ACG ACQUISITION XII LLC

                                                  By: /s/ Benjamin Jung
                                                      ------------------------
                                                  Name: Benjamin Jung
                                                  Title: Manager




                                                  SIGNED on behalf of
                                                  ALOHA AIRLINES, INC.


                                                  By:_________________________
                                                  Name:
                                                  Title:


                                                  By:_________________________
                                                  Name:
                                                  Title:

IN WITNESS WHEREOF Lessor and Lessee have executed this Lease Agreement 809 on the date shown at the beginning of this Agreement.



                                                  SIGNED on behalf of
                                                  ACG ACQUISITION XII LLC


                                                  By:_________________________
                                                  Name:
                                                  Title:



                                                  SIGNED on behalf of
                                                  ALOHA AIRLINES, INC.


                                                  By: /s/ Brenda F. Cutwright
                                                      --------------------------
                                                  Name: BRENDA F. CUTWRIGHT
                                                  Title: SR. VICE PRESIDENT
                                                         FINANCE & PLANNING
                                                         AND CFO


                                                   By: /s/ James M. King
                                                       -------------------------
                                                   Name: JAMES M. KING
                                                   Title: VICE PRESIDENT
                                                          PLANNING & DEVELOPMENT

                                   SCHEDULE 1

                                     PART 1

                             AIRCRAFT SPECIFICATION

IDENTIFICATION:

         Aircraft Type                Boeing B737-2Q9
         Registration                 N809AL
         Serial Number                       21720
         Date of Manufacture          January 1979

WEIGHT DATA:

         Maximum Taxi Weight           120,000 lbs.
         Maximum Takeoff Weight        119,500 lbs.
         Maximum Landing Weight        105,000 lbs.
         Maximum Zero Fuel Weight       95,000 lbs.
         Fuel Capacity                  34,592 U.S. Gals.

AIRFRAME AND INTERIOR EQUIPMENT:

         Galleys            1      Locations:    G-1 forward
         Lavatories         3      Locations:    1 (deactivated) forward; 2 (1 deactivated) aft
         Air Stairs         1      Locations:    1 forward
         Passenger Seats    116    Types:        Seats manufactured by PTC (formerly known
                                                           as UOP), model nos. 860 and/or 861

         Overhead bins      Carry All bins
         Cargo Door

ENGINES:

         Position           No. 1          No. 2
         Type               JT8D-15        JT8D-15
         Serial No.         P688676        P688677

APU:

         Model:             Garret GTCP 85-129
         Serial No.         P35548

LANDING GEAR:

          Position      Nose           Left Main       Right Main
          Type
          Serial No.    R9156-901      1249P663        0736P406

MAJOR AVIONICS EQUIPMENT:


          Description                 Manufacturer                Part No.
          -----------                 ------------                --------
          Flight Director             Sperry                       FD 109
          Air Data Computer           Honeywell                    HG480B20
          VHF                         Collins                      618M-3
          Selcal                      Motorola                     NA134D2
          CVR                         Fairchild                    A-100A
          DFDR                        AlliedSignal                 980-4100-()
          ADF                         Collins                      51Y-()
          VHF Nav                     Collins                      51RV-4B
          DME                         Bendix/Collins               KDM-7000/860E-4
          LRRA                        Collins                      860F-4
          Marker Beacon               Collins                      61Z-4
          Weather Radar               Sperry                       P-90
          GPWS                        Sundstrand                   Mark VII
          ATC Transponder             Collins                      621A3
          Mode S Transponder          Bendix                       TRA-67
          TCAS                        Bendix                       TPA 81A

                                    PART 2

                              AIRCRAFT DOCUMENTS

MANUALS

Description                     Quantity                 Media
-----------                     --------                 -----
Maintenance Manual                  3                    Microfilm
Wiring Diagrams                     1                    Microfilm
Illustrated Parts Catalog           1                    Microfilm
Weight & Balance Manual             1                    Hard Copy
Rigging Document                    1                    Hard Copy

TECHNICAL RECORDS

Certificate of Airworthiness
Weight & Balance Report
Maintenance Time Control Report
Major Incident/Accident Statement
Summary of AD Status for the engines, components and the airframe Summary of Service Bulletin Status for the engine, components and the airframe Component Listing including life status
Service Tags

Airframe log books
Flight Logs
Readiness Log
Full records for previous "A", "B", "C" and "D" Checks

Engine Shop Visit history including disk sheets

Emergency Equipment Listing including location
Cabin Layout Drawing

RECORDS FOR:

       Last Compass Swing
       Last Altimeters Calibration
       Last ATC Transponder Calibration

                                  SCHEDULE 2

                         CERTIFICATE OF ACCEPTANCE 809

       This Certificate of Acceptance 809 is delivered on the date set forth in paragraph 1 below by Aloha Airlines, Inc. (the "LESSEE") to ACG Acquisition XII LLC (the "LESSOR") pursuant to Lease Agreement 809, dated May 21, 1997, between the Lessor and the Lessee (the "AGREEMENT"). Capitalized terms used but not defined in this Certificate of Acceptance 809 shall have the meaning given to such terms in the Agreement.

1.     DETAILS OF ACCEPTANCE

       The Lessee hereby confirms to the Lessor that the Lessee has at __:__ _m. H.S.T. on this ______ day of May, 1997, over international waters, accepted the following, in accordance with the provisions of the Agreement and the Annex:

       (a) Airframe: Boeing 737-2Q9 airframe, Manufacturer's Serial No. 21720 and FAA Registration No. N809AL;

       (b) Engines: two Pratt & Whitney JT8D-15 Engines, bearing Manufacturer's Serial Nos. P688676 and P688677, each having 750 or more rated take-off horsepower;

       (c) All Parts installed on, attached to or appurtenant to the Airframe and Engines; and

       (d) Aircraft Documents as specified in Schedule 1 - Part 2 of the Agreement.

2. LESSEE'S CONFIRMATION The Lessee confirms to the Lessor that as at the time indicated above, being the time of Delivery:

       (a) the Lessee's representations and warranties contained in Clauses 2.1 and 2.2 of the Agreement are hereby repeated and are true and accurate as of the date hereof;

       (b) the Aircraft is insured as required by the Agreement; and

       (c) the lessee confirms that there have been affixed to the Aircraft and the Engines the fireproof notices required by the Agreement.

3. LESSOR'S CONFIRMATION The Lessor confirms to the Lessee that, as at the time indicated above, being the time of Delivery, the Lessor's representations and warranties contained in Clause 2.4 of the Agreement are hereby repeated and are true and accurate as of the date hereof.

IN WITNESS WHEREOF Lessor and Lessee have executed this Certificate of Acceptance 809 on the date shown at the beginning of this Certificate.


                               SIGNED on behalf of
                               ACG ACQUISITION XII LLC

                               By:
                                   ---------------------------------
                               Name:
                               Title:


                               SIGNED on behalf of
                               ALOHA AIRLINES, INC.


                               By:
                                   ---------------------------------
                               Name:
                               Title:


                               By:
                                   ---------------------------------
                               Name:
                               Title:

                                                                         ANNEX 1

                        MAINTENANCE STATUS AT DELIVERY

                              DATE: MAY __, 1997

AIRFRAME TIME:

       Total Flight Hours
       Total Cycles

AIRFRAME LIMITS:

       Type of Check:               C Check
       Check Interval:
       Time Since Last Check:

ENGINE DATA:

       Position                                   No. 1                No. 2
       Type                                       JT8D-15              JT8D-15
       Serial Number                              P688676              P688677

       Total Flight Hours:
       Total Cycles:
       Flight Hours Since Last Shop Visit:
       Cycles Since Last Shop Visit:
       Flight Hours to Next Hard Limit:
       Cycles to Next Hard Limit:

APU:


       Type:                 129H
       Serial Number:        P35548

       Total Flight Hours:
       Total Cycles:
       Flight Hours Since Last HSI Inspection:
       Cycles Since Last HSI Inspection:
       Flight Hours Remaining on Turbine and Compressor LLPs:
       Cycles Remaining on Turbine and Compressor LLPs:

LANDING GEAR LIMITS:

       Position:                   Nose        Left        Right
       Overhaul Interval:
       Time Since Overhaul:
       Time to Next Overhaul:

                                  SCHEDULE 3

                       OPERATING CONDITION AT REDELIVERY

On the Expiry Date the Aircraft, subject to fair wear and tear generally, will be in the condition set out below.

1.     GENERAL CONDITION

       The Aircraft will:

       (a) be clean by United States airline standards;

       (b) have installed the full complement of engines and other equipment, parts and accessories and loose equipment required under the Agreed Maintenance Program and usually installed in the other Boeing 737-200 aircraft operated by Lessee (together with any additions and improvements thereto, or replacements thereof, effected pursuant to and in accordance with this Agreement) and be in a condition suitable for immediate operation in commercial service;

       (c) be airworthy, conform to type design and be in a condition for safe operation with all equipment, components and systems operating in accordance with their intended use and within limits established by the manufacturer and approved by the Aviation Authority, and all pilot discrepancies and deferred maintenance items cleared on a terminating action basis;

       (d) have a U.S. Standard Transport Category Certificate of Airworthiness issued by the FAA in accordance with FAR Part 21 (or if required by the Lessor, a valid export certificate of airworthiness with respect to the Aircraft issued by the Aviation Authority) and unconditionally meet all FAA requirements for immediate operations under FAR Part 121, subject to the special exemptions permitted Lessee regarding compliance with the Airport Noise and Capacity Act of 1990, as amended, and the regulations promulgated by the FAA thereunder;

       (e) comply with the manufacturer's original specification to the extent that it so complied on the date of this Agreement and subject to any alterations made pursuant to and in accordance with this Agreement after such date;

       (f) have undergone, immediately prior to redelivery, a "C" Check in accordance with the Agreed Maintenance Program so that all Airframe inspections falling due within the next following 3,000 Flight Hours of operation in accordance with the Agreed Maintenance Program have been accomplished;

       (g) the Airframe shall have at least 75% of the Flight Hours, Cycles and calendar time (whichever is applicable and, if more than one are applicable, most limiting) remaining until the next block "D" check (or equivalent heavy maintenance check) under the Agreed Maintenance Program, and if the Flight Hours, Cycles or calendar time of the Airframe are less than 75% of the interval between "D" checks then the Lessee shall pay to the Lessor an amount equal to the product of (i) the number of Flight Hours, Cycles or calendar days (whichever is applicable and most limiting) by which the Airframe is less than 75% of the interval between "D" checks, multiplied by (ii) a fraction (1) the numerator of which is the average cost of a "D" check (including routine and non-routine items) for an airframe similar to the Airframe determined in accordance with the Appraisal Procedure and (2) the denominator of which is the number of Flight Hours, Cycles or calendar days (whichever is applicable and most limiting) between "D" checks;

       (h) have had accomplished all outstanding airworthiness directives and mandatory orders affecting that model of Aircraft issued by the FAA that are due during the Term on a terminating action basis; airworthiness directives and mandatory orders that do not have a terminating action will be accomplished at the highest level of inspection or modification permitted;

       (i) no special or unique manufacturer inspection or check requirements specific to the Aircraft will exist unless there is no terminating action available from any source;

       (j) have installed all applicable vendor's and manufacturer's service bulletin kits received free of charge by the Lessee that are appropriate for the Aircraft and, to the extent not installed, those kits retained by Lessee will be furnished free of charge to the Lessor;

       (k) be free of any system-related leaks;

       (l) all fluid reservoirs (including fuel, oil, oxygen, hydraulic and water) will be full, and the waste tank serviced in accordance with the manufacturer's instructions;

       (m) all fuel tanks will have recently undergone an anti-fungus/biological growth contamination laboratory evaluation, and any excessive levels of contamination corrected;

       (n) have an FAA-approved aging aircraft program in operation and up-to-date; and

       (o) have all signs and decals clean, secure and legible.

2.     PARTS

       (a) Each life limited or hard time controlled Part, excluding Engine Parts, shall have not less than 50% of the number of Flight Hours or Cycles (whichever is the more limiting factor) remaining to the next scheduled removal in accordance with the Agreed Maintenance Program;

       (b) Each calendar limited Part (including hard time controlled Parts with calendar limits) will have 50% of its life or time between removals, as the case may be (but not less than 12 months), remaining to its next scheduled removal in accordance with the Agreed Maintenance Program; and

       (c) Each "on-condition" and "condition monitored" Part will be serviceable in accordance with the Aviation Authority prescribed parameters.

3.     ENGINES

       Each engine installed on the Aircraft shall be an Engine and (if not the engine installed at Delivery) shall, to the extent not previously provided to the Lessor, be accompanied by all documentation the Lessor may require to evidence that title thereto is properly vested in the Lessor in accordance with Clause 8.17(a) and will:

       (a) have a minimum of 4,000 Flight Hours and Cycles remaining to the next life limited part replacement and a minimum of 2,500 Flight Hours or Cycles remaining until the next scheduled hot section inspection under the Agreed Maintenance Program; provided, however, that in the event the Lessor exercises its Early Termination Option and pursuant thereto the Expiry Date occurs before the second anniversary of the Delivery Date, one Engine (the "Non-Conforming Engine") may have a minimum of 2,000 Flight Hours and Cycles remaining to the next life limited part replacement and a minimum of 2,000 Flight Hours and Cycles remaining to the next scheduled hot section inspection under the Agreed Maintenance Program;

       (b) be subject to the following financial adjustment: in the event that Lessor exercises its Early Termination Option and pursuant thereto the Expiry Date occurs before the second anniversary of the Delivery Date, to the extent that the number of Flight Hours or Cycles (whichever is more limiting) until the next life limited part replacement of any Engine on the Expiry Date is less than 4,000, Lessee shall pay Lessor an amount (the "Engine Return Payment") computed as follows:

                      Engine Return Payment = [A minus B] x C

           where:

                      (i) A = 4,000 minus the number of Flight Hours or Cycles (whichever is more limiting) remaining to the next life limited part replacement on the Non-Conforming Engine;

                      (ii)   B = the number of Flight Hours or Cycles
                             (whichever is more limiting) until the next life limited part replacement on the other Engine
                             (i.e., not the Non-Conforming Engine) minus 4,000; provided however, if the difference is a negative number, B shall be deemed to be zero, and further provided that if the difference between A and B (i.e., A - B) is a negative number, that difference shall be deemed to be zero; and

                      (iii) C = a fraction in which the numerator is the average cost of the removal and overhaul (including routine and non-routine items) for an engine similar to such Engine determined in accordance with the Appraisal Procedure and the denominator is the number of Flight Hours or Cycles, as the case may be, between scheduled removals under the Agreed Maintenance Program;

       (c) have no defect that reduces the Flight Hours of remaining life pursuant to manufacturer's or airworthiness requirements until overhaul to less than 3,000; and

       (d) be in a condition that can operate at maximum rated take-off power at sea level at a temperature of 28 DEG C.

4.     FUSELAGE, WINDOWS AND DOORS

       (a) the fuselage will not contain any dents, corrosion or abrasions that exceed the prescribed parameters under the SRM and shall be free of scab patches (except such scab patches as were present on the Aircraft on the Delivery Date) and loose, pulled or missing rivets;

       (b) the windows will not contain any delamination, blemishes or crazing that exceed the prescribed parameters under the Manufacturer's maintenance manual and will be properly sealed; and

       (c) the doors will be free moving, correctly rigged and fitted with serviceable seals;

5.     WINGS AND EMPENNAGE

       (a) Leading edges will not contain any damage that exceeds the prescribed parameters under the SRM;

       (b) unpainted cowlings and fairings will be polished; and

       (c) wings will be free of fuel leaks.

6.     INTERIOR

       (a) The interior will be fully serviceable and in the configuration as at the date of this Agreement;

       (b) emergency equipment having a calendar life will have a minimum of 1 year or 100% of its total approved life remaining, whichever is less; and

       (c) curtains, carpets, seat covers and seat cushions will be clean and free from stains and worn out (threadbare) areas and will conform to FAR fire resistance regulations as applicable to an FAR Part 121 operator.

7.     COCKPIT

       (a) Fairing panels shall be free of stains and cracks, clean, secure and repainted as necessary;

       (b) floor coverings will be clean and effectively sealed;

       (c) seat covers will be in good condition, clean and free of stains and will conform to FAR fire resistance regulations as applicable to an FAR Part 121 operator; and

       (d) seats will be serviceable, in good condition and repainted as necessary.

8.     CARGO COMPARTMENTS

       (a) Panels will be in good condition and effectively sealed;

       (b) nets will be in good condition; and

       (c) the compartments will comply with FAR fire resistance and containment regulations as applicable to an FAR Part 121 operator.

9.     LANDING GEAR

       (a) The installed main and nose landing gear components and their associated actuators and parts will be cleared of all inspections for not less than 12 months.

       (b) The installed main and nose landing gear will have no more than 7,500 Flight Hours since the last removal for inspection or overhaul under the Agreed Maintenance Program.

       (c) To the extent that the number of Flight Hours of any of the Landing Gear since its last removal for inspection or overhaul on the Expiry Date is more than the number of Flight Hours of such Landing Gear since its last removal for inspection or overhaul on the Delivery Date, then Lessee shall pay to Lessor an amount equal to the product of (i) the difference between the number of Flight Hours for such Landing Gear on the Delivery Date and on the Expiry Date, multiplied by (ii) $4.50 in the case of either of the main Landing Gear and $2.50 in the case of the nose Landing Gear.

       (d) The tires and brakes will have 50% of the wear, as specified by the manufacturer as serviceable limits, remaining until next removal.

       (e) The landing gear and wheel wells will be clean, free of leaks and repaired as necessary.

10.    APU

       (a) The APU shall be serviceable in accordance with the Approved Maintenance Program parameters.

       (b) The APU shall have not more than 1,500 Flight Hours of operation since its last hot section inspection.

       (c) To the extent that the Flight Hours since last removal for overhaul of the APU on the Expiry Date is more than the Flight Hours since last removal for overhaul of the APU on the Delivery Date, then Lessee shall pay to Lessor an amount equal to the product of (i) the difference between the number of Flight Hours for the APU on the Delivery Date and on the Expiry Date, multiplied by (ii) a fraction (1) the numerator of which is the average cost of a removal and overhaul of an auxiliary power unit similar to the APU determined in accordance with the Appraisal Procedure and (2) the denominator of which is the number of Flight Hours between such scheduled removals under the Agreed Maintenance Program.

11.    CORROSION

       (a) The Aircraft will be in compliance with the CPCP and will have been inspected and treated with respect to corrosion as required by the CPCP; and

       (b) Fuel tanks will be free from contamination and corrosion and a tank treatment program will be in operation and up-to-date.

                                  SCHEDULE 4

                                    PART I

                           (INSURANCE REQUIREMENTS)

1.     The Insurances required to be maintained are as follows:

       (a) HULL "ALL RISKS" of Loss or Damage while flying and on the ground with respect to the Aircraft for the Agreed Value and with a deductible not exceeding $500,000.

       (b) HULL WAR AND ALLIED PERILS, covering those war risks excluded from the Hull "All Risks" Policy to the extent such coverage is available from the leading international insurance markets, including confiscation and requisition by the State of Registration, for the Agreed Value;

       (c) "ALL RISKS" PROPERTY INSURANCE (INCLUDING WAR AND ALLIED RISK except when on the ground or in transit other than by air or sea) on all Engines and Parts when not installed on the Aircraft (to the extent not covered under the Aircraft hull insurances described in paragraphs (a) and (b) above), including Engine test and running risks, in an amount equal to replacement value in the case of the Engines;

       (d) AIRCRAFT THIRD PARTY, BODILY INJURY/PROPERTY DAMAGE, PASSENGER, BAGGAGE, CARGO AND MAIL AND AIRLINE GENERAL THIRD PARTY (INCLUDING PRODUCTS) LEGAL LIABILITY for a combined single limit (Bodily Injury/Property Damage) of an amount not less than the Minimum Liability Coverage for the time being in respect of any one occurrence (but, in respect of products liability, this limit may be an aggregate limit for any and all losses occurring during the currency of the policy, and in respect of liability arising out of certain offences, the limit (within the said combined single limit) may be $25,000,000 in respect of any one offence and in the aggregate, and cargo and mail legal liability may be subject to a limit of $1,000,000 any one occurrence); War and Allied Risks are also to be covered under the Policy to the extent available from the leading international insurance markets. The Minimum Liability Coverage may be adjusted upwards from time to time to such an amount as the Lessor may be advised by its insurance brokers constitutes the standard Minimum Liability Coverage applicable to Boeing 737-200 series aircraft operating in North America by an airline similarly situated as Lessee. If the Lessee disputes any such adjustment, the matter shall be referred to a reputable independent insurance broker in the United States of America appointed by the Lessor, whose decision, acting as expert, shall be conclusive and binding on the Lessee.

2. All required hull and spares insurance (specified in (1)(a), (b) and (c) above), so far as it relates to the Aircraft, will:

       (a) provide that any loss will be settled with the Lessee (who undertakes to consult with the Lessor and the Lender in regard thereto), and any claim that becomes payable on the basis of a Total Loss shall be paid in Dollars to the Lender so long as the Security Interest of the Mortgage remains in effect and thereafter to the Lessor as sole loss payee up to the Agreed Value, and loss proceeds in excess of the Agreed Value shall be payable to Lessee, with any other claim being payable as may be necessary for the repair of the damage to which it relates;

       (b) if separate Hull "All Risks" and "War Risks" insurances are arranged, include a 50/50 provision in the terms of Lloyd's endorsement AVS 103 or its equivalent; and

       (c) confirm that the Insurers are not entitled to replace the Aircraft in the event of a Total Loss.

3.     All required liability insurances (specified in (1)(d) above) will:

       (a) include the Lessor, the Lender, their respective successors and assigns, their respective shareholders, Affiliates, subsidiaries, directors, officers, agents, employees and indemnitees and the Seller Entities as additional assureds for their respective rights and interests, warranted (each as to itself only) no operational interest; but the coverage provided will not include claims arising out of their legal liability as manufacturer, repairer or servicing agent of the aircraft or any part thereof;

       (b) include a severability of interest clause;

       (c) contain a provision confirming that the policy is primary without right of contribution and that the liability of the insurers will not be affected by any other insurance of which the Lessor, the Lender or the Lessee have the benefit; and

       (d) accept and insure the indemnity provisions of this Agreement to the extent of the risks covered by the relevant policy or policies.

4.     All Insurances will:

       (a) be in accordance with normal industry practice of persons operating similar aircraft in similar circumstances;

       (b) provide coverage on a worldwide basis subject to those territorial exclusions which are usual and customary for U.S. carriers similarly situated with Lessee in the case of War Risks and Allied Perils coverage which are advised to and approved by Lessor and Lender, such approval not to be unreasonably withheld;

       (c) acknowledge that the insurers are aware that the Aircraft is owned by the Lessor and is subject to this Agreement and the Mortgage;

       (d) provide that, in relation to the interests of each of the additional assureds, the Insurances will not be invalidated by any act or omission of the Insured which results in a breach of any terms, conditions or warranty of the policies;

       (e) provide that the Insurers will waive any rights of recourse and/or subrogation against each additional assured to the same extent that Lessee has waived or has no rights of recovery against such additional assured in the Lease;

       (f) provide that the additional assureds will have no obligation or responsibility for the payment of any premiums (but reserve the right to pay the same should any of them elect to do so) and that the Insurers will waive any right of offset or counterclaim against the respective additional assureds;

       (g) provide that, except in the case of any provision for cancellation or automatic termination specified in the policies or endorsements thereof, the Insurance can only be canceled or materially altered in a manner adverse to the additional assureds by giving at least 30 days' written notice to the Lessor and the Lender, except in the case of war risks (or radioactive contamination), for which seven days' written notice (or such lesser period as is or may be customarily available in respect thereof) will be given; and

       (h) include a services of suit clause.

                                    PART 2

                        (FORM OF BROKER'S UNDERTAKING)

                                    [LOGO]



THIS BROKER'S REPORT CANCELS AND REPLACES BROKER'S REPORT No. AQ-96-11-L(R)
                          DATED DECEMBER 27, 1996

                                                           NO. AQ-96-11-L(R-2)
DATE: May 21,1997

   TO; ACG Acquisition XII LLC ("Owner"/"Lessor")
              c/o Aviation Capital Group Corp.
              Three Stamford Landing
              46 Southfield Avenue
              Stamford, Connecticut 06902
              Ann. Managing Director

              Sanwa Business Credit Corporation ("Leader")
              One South Wicker Drive, 28th Floor
              Chicago, Illinois 60606

       Re:    Broker's Report
              Low Agreement 809 dated as of May 21, 1997 between ACG Acquisition XII LLC ("Owner"/"Lessor"), Sanwa Business Credit Corporation ("Lender") and Aloha Airlines, Inc. ("Lessee") (the "Lose) regarding One (1) B737-2Q9 Aircraft, Registration Number N809AL, Serial Number 21720 including two (2) Pratt 7 Whitney JT8D-15 engines, Serial Numbers 698676 and 689677 (the "Engines") (hereinafter the "Aircraft")

To Whom It May Concern:

We hereby certify that as the independent aviation insurance brokers duly appointed by Lessee, and acting on their behalf that, as of this date, the insurance described In the attached Certificate of Insurance (No. AQ-96-11(R-2)) complies with the requirements of the Lease as far as said requirements relate to Coverages A, B and C described the said Certificate of Insurance and that said insurance is in full force and affect on the Aircraft and that all premiums due as of this date (per the accounting procedures arranged between Lessee and ourselves) have been paid.

We also confirm that, as of this date, all such policies of insurance as described in said Certificate as am carried by Lessee am in such amounts ad cover such perils and are placed with insurers of recognized reputation and responsibility in the worldwide aviation insurance marketplace so that the protection afforded thereby is not less than that which would customarily be maintained for aircraft of a similar character by corporations engaged in the same or similar business, similarly situated with Lessee.

The perils, limits of liability, and insurers relating to the above mentioned insurance, policies are more fully described in the attached Certificate of Insurance, No. AQ-96-11(R-2).

                                    [LOGO]



We undertake to advise you

       1. promptly of any cancellation or adverse material changes notified to us which are proposed to be made in the terms of the insurance;

       2. upon written application form you not later thin thirty (30) days prior to the expiration due of said insurance to notify you within seven (7) days of the receipt of said application if we have not received renewal instructions from Lessee and in the event of our receiving instructions to renew, to advise you promptly thereof,

       3. promptly if premiums are not paid to us by the due date as per the accounting procedures between Lessee and ourselves;

      4. promptly if our appointment as Insurance Broker by Lessee is terminated or not timely renewed.

The Above is given subject to:

      1. our continuing appointment for the time being as Insurance Brokers to Aloha Airlines, Inc.

      2. Insurers, Right of cancellation all default in payment of premiums

      3. all hull claims proceeds and all premiums are to be collected through ourselves as the Insurance Broker for Aloha Airlines, Inc.

This letter shall be governed and construed in all respect in accordance with the laws of United States of America.

Sincerely


/s/ [ILLEGIBLE]


Paul H. Yelavick
Director

                                    PART 3

                       [FORM OF INSURANCE CERTIFICATE]

                                    [LOGO]



THIS CERTIFICATE OF INSURANCE CANCELS AND REPLACES CERTIFICATE OF INSURANCE NO.
                     AO-96-11(R) DATED DECEMBER 27, 1996

                           CERTIFICATE OF INSURANCE

                                                               No. AQ-96-11(R2)

This is to certify to:     ACG Acquisition XI LLC ("Owner"/"Lessor")
                           c/o Aviation Capital Group Corp.
                           Three Stamford Landing
                           46 Southfield Avenue
                           Stamford, Connecticut 06902
                           Attn: Managing Director

                           Sanwa Business Credit Corporation ("Lender")
                           One South Wacker Drive, 28th Floor
                           Chicago, Illinois 60606

that the insurers/underwriters/companies listed below, each for their own part AND NOT ONE FOR THE OTHER, are providing the following insurance:

NAMED INSURED:              Aloha Airlines, Inc.
NAMED INSURED'S ADDRESS:    Honolulu International Airport
                            P.O. Box 30028
                            Honolulu, HI 96920

INSURANCE COVERAGES:        A)    AD Risks (Ground and Flight) Aircraft Hull
                                  Insurance (including All Risks Aircraft
                                  Spare Parts Insurance)

                            B)    War Risks Aircraft Hull Insurance
                                  (including War Risks spare Parts insurance)
                                  (Coverage amended to including coverage for confiscation by government of registry)

                            C) Comprehensive Airline Liability Insurance (including, but not limited to; Comprehensive General Liability, Public Lability,
                                  Passenger Liability, Personal Injury
                                  Liability, Contractual Liability,
                                  Passengers' Checked and Unchecked Baggage
                                  Liability, Premises, Products, and Completed
                                  Operations Liabilities, Ground Hangarkeepers
                                  Liability, Cargo Legal including Mail Legal
                                  Liability) and the AAU equivalent of AV.52C
                                  (War Risks Liability Clause.)

                                    [LOGO]



POLICY PERIOD:            November 1, 1996 to November 1, 1997 on both dates at
                          12:01 A.M. Local Standard Time at the address of the Named Insured.

GEOGRAPHICAL LIMITS:      Worldwide*

* As respects Coverage B - War Risks Aircraft Hull Insurance, the
Geographical Limits of the policy are: Worldwide but excluding Africa, Columbia, Peru, Iraq, Afghanistan, Former Republics of U.S.S.R. and Former Republics of Yugoslavia.

* As respects Coverage C - AV.52C (War Risk Liability Clause), the Geographical Limits of the policy are: Worldwide excluding Iraq.

                                    [LOGO]



LIMITS OF LIABILITY:     A)     As respects Aircraft Hulls: Agreed Value as
                                stated below, subject to a deductible of US$500,000.00 each and every loss
                                (Deductibles not applicable in the event of Total Loss/Constructive Total Loss/Arranged
                                Total Loss.)

NOTE: AGGREGATE                 As respects Aircraft Spare Parts:
LIMITS MAY BE                   US$60,000,000.00 any one loss/any one
REDUCED DUE TO                  location, US$25,000,000.00 any one transit,
PAID CLAIMS                     subject to a deductible of US$10,000.00 any
                                one loss but the applicable aircraft hull deductible stated above shall apply in respect of spare engine running or testing losses.

                         B) As respects Aircraft Hulls: Agreed Value as stated below. As respects Aircraft Spares
                                Parts: US$60,000,000.00 any one loss/any one location, US$25,000,000.00 any one transit. Subject to an annual aggregate of US$150,000,000.00. Subject to all deductibles.

                         C)     Combined Single Limit Bodily Injury
                                (including passengers), Property Damage and
                                Personal Injury (Passengers only):
                                US$300,000,000.00 any one occurrence/offense, in the aggregate annually as respects Products, Completed Operations and Personal Injury Liabilities. However, the following sublimits apply as part of and not in addition to the limit stated above:

                                As respects Personal Injury to third parties other than passengers: US$25,000,000.00 any one occurrence, any one offense, in the aggregate annually. As respects Cargo Legal
                                Liability: US$1,000,000.00 each occurrence.

AIRCRAFT INSURED:               One (1) B737-2Q9 aircraft, Registration
                                Number: N809AL, Manufacturer's Serial Number:
                                21720, Agreed Value: US$7,400,000.00
                                inclusive of two (2) Pratt & Whitney JT8D-15
                                Engines, Manufacturers Serial Numbers 688576 and 688677 and any engine which becomes an "Engine" as defined in the Lease (the
                                "Engines") while attached to the Aircraft or removed from the Aircraft, but not replaced
                                (hereinafter, the "Aircraft").

                                    [LOGO]



                                   SECURITY

                         AS RESPECTS COVERAGES A & C

                                                                  QUOTA SHARE
                                                                 PARTICIPATION
INSURERS                                       POLICY NUMBER     (PART OF 100%)
--------                                       -------------     --------------
One or More Member Companies of
Associated Aviation Underwriters                 SP46-6093           30.00%

Certain Underwriters at Lloyds, London
and Various Insurance Company through
Sedgwick Aviation Limited                          V61175            28.00%

La Reunion Aerienne through La Concorde           96/23987           14.00%

Insurance Company of North America               ATA 016105          10.00%

Assurance France Aviation                          96.0969            8.00%

American Home Assurance Company
through AIG Aviation                            HL0532584-02          4.00%

Mutual Marine Office                           MM0-16017AV596         3.50%

Navigators Insurance Company through
Somerset Aviation                                A0070/01/96          2.50%
                                                                 --------------

TOTAL                                                               100.00%



                          SEVERAL LIABILITY NOTICE

The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.

LSW 1001 (INSURANCE)

                                    [LOGO]



                                   SECURITY

                            AS RESPECTS COVERAGE B

                                                                  QUOTA SHARE
                                                                 PARTICIPATION
INSURERS                                       POLICY NUMBER     (PART OF 100%)
--------                                       -------------     --------------
Certain Underwriters at Lloyds, London
and Various Insurance Company through
Sedgwick Aviation Limited                          V61176            44.50%

Navigators Insurance Company
through Somerset Aviation                        W0070/01/96         25.00%

La Reunion Aerienne through
La Concorde                                       96/23987           14.00%

Mutual Marine Office                           MM0-16018AW596         8.50%

Assurance France Aviation                          96.0991            8.00%
                                                                 --------------

TOTAL                                                                  100%



                          SEVERAL LIABILITY NOTICE

The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.

LSW 1001 (INSURANCE)

                                    [LOGO]


                              SPECIAL PROVISIONS

Solely as respects coverages A, B and C and solely as respects the Lease Agreement 809 dated as of May 21, 1997 between ACG Acquisition XII LLC ("Owner"/"Lessor"). Sanwa Business Credit Corporation ("Lender") and Aloha Airlines, Inc. ("Lessee") (the "Lease) regarding the Aircraft, subject to policy terms, conditions, limitations, deductibles, warranties and exclusions the following provisions apply:

I.     SOLELY AS RESPECTS COVERAGES A AND B:

       1. All losses will be adjusted with Lessee. In the event of a Total Loss of the Aircraft, Lender (so long as the Security interest of the Mortgage (as defined in the Lease) remains in effect, and thereafter the Lessor) is named as Sole Loss Payee for all insurance proceeds up to the Agreed Value (as defined in the Lease). With respect to damage or loss not constituting a Total Loss of the Aircraft, Lender (so long as the Security interest of the Mortgage (as defined in the Lease) remains in effect, and thereafter the Lessor) is named as Sole Loss Payee in respect of all insurance proceeds where such insurance proceeds exceed US$500,000.00. Such insurance proceeds which are not in excess of US$500,000.00 shall be payable solely to Lessee; provided that upon receipt by Insurers and the Insurance Broker of written notice from Owner/Lessor that a Default or an Event of Default an the part of Lessee has occurred and is continuing, all payments up to this Agreed Value will be made to Lender (so long as the Security interest of the Mortgage (as defined in the Lease) remains in effect, and thereafter the Lessor). In all cases, any insurance proceeds in excess of the Agreed Value will be payable solely to Lessee.

       2. Hull All Risks insurers and Hult War Risks and Allied Perils insurers agree to a 50/50 claims settlement provision per the terms of AVS 103 (or its equivalent).

       3. Underwriters am not entitled to replace the Aircraft in the event of a Total Lost of the Aircraft.

II.    SOLELY AS RESPECT COVERAGE C:

       1. Lender, Owner/Lessor and their respective successors and assigns and their respective shareholders, affiliates, susidiaries, directors, officers, employees, members, managers, agents and indemnitees, and 1980 Aircraft Investors, a California Limited Partnership (Flit "Partnership"). First Security Bank, National Association. as owner trustee f/b/o the Partnership, each United partner of the Partnership, Polaris Investment Management Corporation, Polaris Aircraft Leasing Corporation and GE Capital Aviation Services, Inc. (collectively, the "Seller Entities") are included as Additional Insureds ("the Additional Insureds") as their respective interests my appear, warranted no operational interest. However, no

                                    [LOGO]



              party shall be included as an Additional Insured as respects its legal liability as; manufacturer, repairer, supplier or servicing agent of the Aircraft or any part thereof.

       2. This insurance is primary without fight of contribution from any other insurance may be carried by an Additional Insured.

       3. Such insurance a is afforded Lessee under the policy applies to liability assumed by Lessee under the Lease, specifically
              Article 10-INDEMNITY of the Lease, but only to the went, of the coverage otherwise afforded under the policy.

       4. Each of the Additional Insureds shall have the same protection as would have been available had this policy been issued individually to each of them except that this fact shall not in any event increase the Insurers, total liability beyond the limits act forth in the policy.

III.   SOLELY AS RESPECTS COVERAGES A, B AND C:

       1. Insurers waive their rights to any set-off or counter claim or any other deduction, whether by attachment or otherwise, in respect of my liability to the Additional Insureds.

       2. The Additional Insured have no responsibility for premiums, commissions, assessments or calls.

       3. Insurers waive their rights of subrogation against the Additional Insureds but only to the mu wont that Lessee, has waived its rights of recovery against the Additional Insureds in the Lease.

       4. In respect of the interests of each Additional Insured, the Insurance shall not be invalidated by any act or omission by Lessee or any other insured. The Additional Insureds, are held covered for their respective interests notwithstanding any breach or violation of any warranty, condition or declaration of the policy by Lessee or any other insured. However, such protection as is afforded an Additional Insured under this clause will not apply in the event such Additional Insured breaches or violates any warranty, condition or declaration of the policy, nor does this clause apply in the event of exhaustion of policy limits or to losses/claims &rising from perils specifically excluded from coverage under the policies.

                                    [LOGO]



       5. In the event of cancellation or material change of the policies by Insurers, which would adversely affect the interests of the Additional Insureds, Insurers agree that such cancellation or change shall not be effective as to the Additional Insureds until thirty (30) days (seven (7) days or such shorter period as may be customary in the cast of War Risks insurance) after issurance of notice thereof to Lender and Owner/Lessor.

       6. Insurers note the existence of the Lease and acknowledge ACG Acquisition XII LLC as Owner of the Aircraft and that the Aircraft is subject to the Lease and the Mortgage (as defined in the Lease).


The undersigned has been authorized by the above insurers to issue this certificate on their behalf. The undersigned is not an insurer and has no liability of any sort under the above policies nor as a result of this certification. This certificate does not alter, extend or amend any policy terms, conditions, limitations, deductibles, warranties or exclusions.


DATE OF ISSUE                             SEDGWICK AVIATION, NORTH AMERICA



                                          [ILLEGIBLE]
                                          -------------------------------------
MAY 21, 1997                             AUTHORIZED REPRESENTATIVE

                                 SCHEDULE 5

                            FORM OF LEGAL OPINION

                                                                       [LOGO]


  ___________________________,  1997

  ACG Acquisition XII LLC
  c/o Aviation Capital Group Corp.
  Three Stamford Landing
  46 Southfield Avenue
  Stamford, Connecticut 06902

  SANWA BUSINESS CREDIT CORPORATION
  One South Wacker Drive, 28th Floor
  Chicago, Illinois 60606

  Re:   LEASE AGREEMENT 809 dated as of _____________________, 1997 ("Lease
        Agreement") between ACG ACQUISITION XII LLC ("Lessor") and ALOHA AIRLINES, INC. ("Lessee") relating to one (1) The Boeing Company Model 737-2Q9 Aircraft, bearing manufacturer's serial no. 21720 and U.S. registration no. N809AL, together with two (2) Pratt & Whitney Model JT8D-15 engines bearing engine manufacturer's serial nos. P688676 and P688677 (the "Aircraft").

  Gentlemen:

  We are counsel to Aloha Airlines, Inc. in regard to the above referenced transaction.

  You have asked us to render an opinion in connection with the transactions governed by the following documents:

         1.     the Lease Agreement; and

         2. the Acceptance Certificate dated as of ______________, 1997 executed by Lessee;

  The documents listed above collectively referred to as the "Operative Documents." Except as otherwise expressly stated herein, words and expressions used herein shall bear the same meanings as defined in the Operative Documents.

  In rendering the opinions expressed below, we have examined the (a) the Operative Documents, (b) the Certificate of incorporation and By-Laws of Lessee, (c) certain certificates executed by officers of Lessee and (d) other documents, in our judgment and to our knowledge, necessary or appropriate to examine to enable us to give the opinions expressed below.

  Having reviewed the foregoing described documents, and having regard to the relevant laws of the State of Hawaii, the United States of America, and the general corporate laws of the State of Delaware it is our opinion that:



A LAW CORPORATION - SUITE 850, DAVIES PACIFIC CENTER, 841 BISHOP STREET, HONOLULU, HAWAII 96813 - (808) 522-5133 - FACSIMILE: (808) 522-5144

                                                                       [LOGO]

 ACG ACQUISITION XII LLC
 SANWA BUSINESS CREDIT CORPORATION
 ______________, 1997
 Page -2-

        A. Lessee (i) is qualified to do business in the State of Hawaii as a foreign corporation; (ii) to our knowledge and without any inquiry except review of a certification as to the following provided by Lessee, is qualified to do business in all other jurisdictions in which the nature of its business or its properties requires it to be qualified, (iii) presently maintains its principal place of business and chief executive office in Honolulu, Hawaii, (iv) has full power to carry on its business as it is now being conducted and to enter into, legally bind itself by, and perform its obligations under the Operative Documents and (v) to our knowledge and without any inquiry except review of a certification as to the following provided by Lessee, has complied with all material statutory and other requirements relative to its businesses;

        B. To our knowledge and without any inquiry except review of a certification as to the following provided by Lessee, (i) all consents, resolutions and authorizations necessary or advisable in order for Lessee to enter into the Operative Documents and to lease the Aircraft in accordance with the terms and conditions of the Operative Documents have been obtained, and (ii) no further consents or authorizations are necessary for the lease of the aircraft by Lessee pursuant to the provisions of the Operative Documents and for the performance by Lessee of all of its obligations pursuant to the provisions of the Operative Documents;

        C. The Operative Documents (i) constitute valid and binding obligations of Lessee, enforceable against Lessee in accordance with their respective terms, (ii) are in full force and effect, and (iii) the provisions of the Operative Documents with respect to choice of substantive law to govern the interpretation and enforcement of such Operative Documents and consent to jurisdiction and choice of forum in connection with such interpretation and enforcement are legal, valid and binding; however, the state and federal courts in the state of Hawaii may not apply the procedural law, including without limitation, law relating to remedies or provisional remedies, of a non-forum state, such as, without limitation, New York;


                                                             A LAW CORPORATION

                                                                       [LOGO]

   ACG ACQUISITION XII LLC
   SANWA BUSINESS CREDIT CORPORATION
    ______________, 1997
   Page -3-

          D. The execution and delivery of and the performance of the provisions of the Operative Documents and of the transactions contemplated thereby do not contravene any of the charter documents (including the certificate of incorporation, and by-laws) of Lessee; and to our knowledge and without any inquiry except review of a certification as to the following provided by Lessee, the execution and delivery of and the performance of the provisions of the Operative Documents and of the transactions contemplated thereby and hereby do not contravene in any material respect any applicable law, regulation, decree, order, permit or contractual or other restriction now existing and binding on Lessee or on any of the properties of Lessee;

          E. To our knowledge and without inquiry except review of a certification as to the following provided by Lessee, (i) there are no outstanding judgments against Lessee and (ii) no action, claim, suit or proceeding pending or threatened (including, but not limited to, tax liens or tax actions) against or affecting Lessee or any of the property of Lessee before any court, board of arbitration or administrative agency which could reasonably be expected to result in any material adverse change in the business or condition (financial or otherwise) of Lessee;

          F. To our knowledge and without inquiry except review of a certification as to the following provided by Lessee, Lessee is not in default under any agreement to which it is a party or by which it may be bound, nor in default of any kind in respect of any financial commitment or obligation (including obligations under guarantees) which could have a material adverse effect on the ability of Lessee to perform its obligations under the Operative Documents nor is there any fact which by giving of notice or by lapse of time or otherwise might constitute such default by Lessee;

          G. None of the Operative Documents or any other document executed in connection with the Operative Documents or contemplated thereby nor any filing required or permitted thereunder is subject to any registration tax, any stamp duty or similar tax;

          H. To our knowledge and without inquiry except for review of a certification as to the following provided by

                                                             A LAW CORPORATION

                                                                       [LOGO]

  ACG ACQUISITION XII LLC
  SANWA BUSINESS CREDIT CORPORATION
   ______________, 1997
  Page -4-

                Lessee, Lessee has furnished Lessor and Sanwa business credit Corporation with consolidated financial statements of Aloha Airgroup, Inc., the corporate parent of Lessee, reflecting the financial results of Aloha Airgroup, Inc. and its subsidiaries (including Lessee) as of December 31, 1996.

          I. Lessee is (i) a "United States citizen" as that term is used and defined in Section 40102(a)(15) of Title 49 of the United States Code, and (ii) a duly certified United States Air Carrier pursuant to the provisions of 14 C.F.R. 121;

         J. To our knowledge and without inquiry except for review of a certification as to the following provided by Lessee, no written information given by Lessee in relation to the Operative Documents contains any misstatement of fact or omits to state a fact which would be adverse to the interest of Lessor or Sanwa Business Credit Corporation or which would be necessary to make any statement or representation or warranty contained herein or therein not misleading;

         K. To our knowledge and without inquiry except for review of a certification as to the following provided by Lessee, there has occurred no event which, with the giving of notice or lapse of time or both, would constitute an Event of Default or Default under the Operative Documents;

         L. To our knowledge and without inquiry except for review of a certification as to the following provided by Lessee, Lessee does not do business under any assumed or trade names;

         M. Except for the filing of appropriate financing statements (UCC-1s) with the Bureau of Conveyances, State of Hawaii and the filing of the Lease Agreement with the Federal Aviation Administration, no further actions are necessary to record or perfect Lessor's interest in the Lease in the United States or in the State of Hawaii;

          N. The Operative Documents do not violate any law relating to the charging, contracting for or payment or collection of interest or the like; and

                                                             A LAW CORPORATION

                                                                       [LOGO]


 ACG ACQUISITION XII LLC
 SANWA BUSINESS CREDIT CORPORATION
  ______________, 1997
 Page -5-

        0. In the event that Lessee files a petition for relief under Chapter 11 of the United States Bankruptcy Code, as amended, or has such a petition filed against it, Lessor and Sanwa Business credit corporation by virtue of the assignment of Lessor's interest in the Aircraft and Lease will be entitled to the benefits of Section 1110 of Title 11 of the United States Code.

 The opinions expressed above are qualified to the extent that:

        1. We are members of the Bar of the State of Hawaii and do not hold ourselves out as being conversant with, and express no opinion as to, the laws of any jurisdiction other than those of the State of Hawaii, the United States of America, and the general corporate laws of the State of Delaware.

        2. With regard to the opinion set forth in subpart A above, we are relying, in part, on the opinions rendered by Shearman & Sterling to Lessor and Lender in that certain letter dated _____________, 1997 and have made no inquiry into the accuracy of the opinions set forth in that letter; provided, however, that such reliance is limited to the specific opinions set forth in that letter.

        3. With regard to the opinion set forth in subpart I above, we are relying, in part, on the opinions rendered by Squire Sanders & Dempsey to Aloha Airlines, Inc, in that certain letter dated January 14, 1997 addressed to Aloha Airlines, Inc. (a copy of which is appended hereto) and have made no inquiry into the accuracy of the opinions set forth in that letter; provided, however, that such reliance is limited to the specific opinions set forth in that letter.

        4. The opinions expressed herein are solely for your benefit and may not be relied upon in any manner or for any purpose by any other person.

        5. In conducting our examination, we have assumed the genuineness of all signatures (other than the signatures of Lessee), the correctness of all certificates, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of

                                                             A LAW CORPORATION

                                                                       [LOGO]


 ACG ACQUISITION XII LLC
 SANWA BUSINESS CREDIT CORPORATION
  ______________, 1997
 Page -6-

               the originals of such copies, and the accuracy and completeness of all records made available to us by Lessee. In making our examination of documents and instruments, we have assumed that each party to such documents and instruments (other than Lessee and its affiliates) has: (i) the power and capacity to enter into and perform all its obligations under such documents and instruments, (ii) duly authorized all requisite action with respect to such documents and instruments, and (iii) duly executed and delivered such documents and instruments.

        6.     The opinions expressed above are qualified to the extent that
               (i) enforceability of the operative Documents and transactions contemplated thereby may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application from time to time affecting the rights of creditors, lessors and secured parties generally and providing relief for debtors; and (ii) a particular court may refuse to grant certain equitable or legal remedies, including without limiting the generality of the foregoing, specific performance or foreclosure, with respect to the enforcement of any provisions of the operative Documents.

        7. This opinion letter is limited to the matters stated herein and no opinion may be implied or inferred beyond the matters expressly stated herein.

        8. The opinions given herein are as of the date hereof and we assume no obligation to update or supplement such opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in law which may hereafter occur.

 Very truly yours,

 CHAR SAKAMOTO ISHII LUM & CHING

 /s/ Elizabeth Ann Ishii
 -----------------------
 Elizabeth Ann Ishii

 cc:    Ms. Brenda F. Cutwright
        Mr. James M. King
        Mr. Timothy Ng

                                                             A LAW CORPORATION



                                    SQUIRE, SANDERS & DEMPSEY
                                               LLB
TELEPHONE (202) 626-6600                COUNSELLORS AT LAW                 DIRECT DIAL NUMBER

[ILLEGIBLE]                      1201 PENNSYLVANIA AVENUE, N.W.

TELEPHONE (202) 626-5720                   P.O. BOX 407                    202/626-6651
                                     Washington, D.C. 200440-407

                                          January 14, 1997


VIA TELECOPIER 808/836-7472


Mr. Timothy Ing
Director, Development and Analysis
Aloha Airlines, Inc.
371 Aokea Street
Honolulu, Hawaii 96819


Re:  ALOHA AIRLINES, INC. AND ISLANDAIR, INC. REINCORPORATION IN DELAWARE

Dear Mr. Ing:


     Aloha Airlines, Inc. ("Aloha") and its sister corporation, IslandAir, Inc. ("IslandAir") have requested our opinion on whether the change of the state of incorporation for both Aloha and IslandAir will require the U.S. Department of Transportation ("DOT") or the Federal Aviation Administration ("FAA") to reissue or otherwise amend the economic operating authority issued by the DOT to Aloha and IslandAir or the air carrier certificates issued by the FAA to Aloha and IslandAir. Except for the communication which has already been sent to the DOT's Office of General Counsel and the possible exception of Aloha and IslandAir simply advising their respective Principal Operations Inspectors in Honolulu by letter that Aloha and IslandAir have been reincorporated in the State of Delaware, the Offices of the General Counsel of the DOT and of the Chief Counsel of the FAA have advised the undersigned that no application or other formal document has to be filed with either the DOT or the FAA.

     On the basis of our conveying to the DOT's Office of General Counsel the information received from you that the name, assets, liabilities, directors, officers, key personnel and shareholders of both Aloha and IslandAir will

Mr. Timothy Ing
January 14, 1997
Page 2


remain unchanged by reason of this change in their state of incorporation, DOT's Office of General Counsel has stated that the undersigned need only send such Office a letter confirming the fact of the continuation of the status quo with respect to each of the just described elements except for the state of incorporation. That letter was sent on December 26, 1996.

     In our discussion with the FAA's Office of Chief Counsel, the undersigned was told that no formal communication to the FAA was required, but that, out of an abundance of caution, Aloha and IslandAir may wish to send letters to their respective Principal Operations Inspectors in Honolulu simply informing these FAA employees of the change in the state of incorporation. It is the undersigned's understanding that such letters are in preparation and will shortly be sent.

     Even apart from the advice received from the Offices of General Counsel and Chief Counsel of the DOT and FAA, respectively, the undersigned had also concluded and so advised you that no application or other formal process would be required to preserve the legal validity of the economic operating authority and air carrier certificates previously issued to Aloha and IslandAir. The DOT and FAA have traditionally only evidenced interest in matters such as reincorporation when they are also accompanied by other substantial changes in the ownership, management, financial condition or name of the air carrier. On the basis of the information conveyed to us by your office, we understand that that did not occur in this instance and thus no application or other formal process is required.

     The undersigned understands that the firm of Char, Sakamato, Ishii and Lum has requested and intends to rely on this opinion. The undersigned agrees that this opinion may be shared with and relied on by Char, Sakamato, Ishii and Lum.

                                       Very truly yours,

                                       /s/ Marshall S. Sinick
                                       ----------------------
                                       Marshall S. Sinick

MSS/nlh

                                  SCHEDULE 6
                           FORM OF LETTER OF CREDIT

                         [GRAPHIC] First Hawaiian Bank
                             International Banking
                                 P.O. Box 3200
                             Honolulu, Hawaii 98847

                                  May 20, 1997


BENEFICIARY:

Sanwa Business Credit Corporation
Attention: Senior Vice President, Transportaion Finance
One South Wacker Drive
Chicago, IL 60606

Gentlemen:

          Effective May 21, 1997, we hereby establish our Irrevocable Standby Letter of Credit No. S/B 970039 to Sanwa Business Credit Corporation ("Lender") in accordance with the terms of that certain Security Agreement (21720) dated as of May 1, 1997 between Lender and Lessor, available by your draft(s) on First Hawaiian Bank, International Banking, Honolulu, Hawaii at sight for the account of Aloha Airlines, Inc., P.O. Box 30028, Honolulu, Hawaii 96820, up to an aggregate amount of U.S.$228,000.00 (Two Hundred Twenty-Eight Thousand United States Dollars) accompanied by:

              1) A statement purportedly signed by a duly authorized officer of Sanwa Business Credit Corp. certifying:

                    "An "Event of Default" has occurred and is continuing under that certain Lease Agreement 809 dated as of _______, 19__, by and between Aloha Airlines, Inc. and ACG Acquisition XII LLC ("Lessor"), as assigned to Lender in accordance with the terms of that certain Security Agreement (21720) dated as of May 1, 1997 between Lender and Lessor."

              2)    This Letter of Credit.

         Payment of amounts under this Letter of Credit shall be made in full without any offset or counterclaim whatsoever and free and clear of any deductions or withholdings. Until all amounts which may be or become payable to the Lessor or the Lender by the Lessee have been irrevocably paid in full, we shall not by virtue of this Letter of Credit be subrogated to any of the Lessor's or the Lender's rights or claim in competition with the Lessor or the Lender against the Lessee.

         It is a condition of this Letter of Credit that it shall be deemed automatically extended without amendment for an additional period of one (1) year from the present or each future expiration date unless at least thirty
(30) days prior to any such expiry date, we shall notify you in writing by certified mail at the above address, that we elect not to consider this Letter of Credit renewed for such additional period. Upon receipt of such notice, you may draw hereunder by means of your draft on us at sight accompanied by this Letter of Credit and your written certification stating:

Aloha Airlines, Inc.
S/B 970039
Page 2


              "Sanwa Business Credit Corporation has received a notice of non-renewal from First Hawaiian Bank, Honolulu, Hawaii to its Letter of Credit No. S/B 970039."

         Partial drawings permitted.

         All drafts must bear the clause "Drawn under Credit No. S/B 970039 of First Hawaiian Bank, Honolulu, Hawaii dated May 20, 1997."

         This Letter of Credit is transferable only by Beneficiary. Notice of such Transfer, if any, must be mailed immediately to First Hawaiian Bank, International Banking, P.O. Box 3200, Honolulu, Hawaii 96847.

         All banking charges relating to this Letter of Credit are for the account of the Aloha Airlines, Inc.

         Alternatively, drawings may be sent via fax to our International Banking at Fax No. (808) 525-5791, originals to follow by mail. Drawings by fax or by presentment of original documents must be received by First Hawaiian Bank, International Banking on or before 3:00 P.M. Hawaii Standard Time on December 31, 1997, the expiration date or any automatically extended date.

         Except as otherwise expressly stated, this Credit is subject to the "Uniform Customs and Practice for Documentary Credits" (1993 Revision) International Chamber of Commerce Publication No. 500.

         We hereby engage with you that all drafts drawn under and in compliance with the terms and conditions of this Credit shall be duly honored if drawn and presented on or before December 31, 1997, the expiration date, or any automatically extended date, at our International Banking counters in Honolulu, Hawaii.

                                       Sincerely,

                                       FIRST HAWAIIAN BANK

/s/ [ILLEGIBLE]                        /s/ [ILLEGIBLE]
------------------------------------   ------------------------------------
  Authorized Signature                   Authorized Signature

                                       SCHEDULE 7

                          FORM OF SEMI-ANNUAL STATUS REPORT


        AIRCRAFT TYPE                  REG. MARK       SERIAL NO.         MONTH ENDING
        Boeing 737-2Q9                  N809AL           21720              ..........

1.      AIRCRAFT UTILIZATION:

(a)     Airframe Total Flight Hours                    .............................

(b)     Airframe Total Cycles                          .............................

(c)     Airframe Flight Hours for Month                .............................

(d)     Airframe Flight Cycles for Month               .............................


2.      POWERPLANT STATUS:                                NO.1                NO.2

(a)     Serial Nos. of Delivered Engines                  ......              ......

(b)     Serial Nos. of Replacement Engines                ......              ......
        (if applicable)

(c)     Serial Nos. of Installed Engines                  ......              ......
        (if different from (a) or (b) above)

(d)     Current Location of Delivered or                  ......              ......
        Replacement Engines (as applicable)
        (if not installed on Airframe)

(e)     Total Time Since New of Delivered                 ......              ......
        or Replacement Engines (as applicable)

(f)     Total Cycles Since New of Delivered               ......              ......
        or Replacement Engines (as applicable)




(g)     Total Flight Hours for the Month for           ......              ......
        each Delivered or Replacement Engine
        (as applicable)

(h)     Total Cycles for the Month for each            ......              ......
        Delivered or Replacement Engine
        (as applicable)

(i)     Serial No. of Delivered APU                        ........

(j)     Serial No. of Replacement APU                      ........
        (if applicable)

(k)     Serial No. of Installed APU                        ........
        (if different from (a) or (b) above)

(l)     Current Location of Delivered or                   ........
        Replacement APU (as applicable)
        (if not installed on Airframe)

(m)     Total Time Since New of Delivered                  ........
        or Replacement APU (as applicable)

(n)     Total Cycles Since New of Delivered                ........
        or Replacement APU (as applicable)

(o)     Total Hours for the Month for                      ........
        Delivered or Replacement APU
        (as applicable)

(p)     Total Cycles for the Month for                     ........
        Delivered or Replacement APU
        (as applicable)


3.      ROUTINE CHECKS / A.D. AND S.B. COMPLIANCE:

(a)     Routine Checks (A and above) performed during Month:

(b)     Airworthiness Directives complied with during Month:

(c)     Service Bulletins complied with during Month:

4.      AIRCRAFT DAMAGE OR ENGINE CHANGES:

        Details of any repairs carried out to the Aircraft beyond SRM limits and Engine changes, giving reasons for repair or change:

5.      UPCOMING MAINTENANCE CHECKS

(a) Maintenance Checks (C segment and above) scheduled or expected to be performed on the Airframe during the next 12 months:

(b) Scheduled shop visits or heavy maintenance visits scheduled or expected to be performed on the Engines during the next 12 months:

(c) Overhauls, or replacements scheduled or expected to be performed on the APU or Landing Gear during the next 12 months:



Date: __________, ____                 CERTIFIED FOR AND ON BEHALF OF
                                       ALOHA AIRLINES, INC.


                                       By: _________________________________
                                       Name:
                                       Title:

                          CERTIFICATE OF ACCEPTANCE 809

       This Certificate of Acceptance 809 is delivered on the date set forth in paragraph 1 below by Aloha Airlines, Inc. (the "LESSEE") to ACG Acquisition XII LLC (the "LESSOR") pursuant to Lease Agreement 809, dated May 21, 1997, between the Lessor and the Lessee (the "AGREEMENT"). Capitalized terms used but not defined in this Certificate of Acceptance 809 shall have the meaning given to such terms in the Agreement.

1.     DETAILS OF ACCEPTANCE

       The Lessee hereby confirms to the Lessor that the Lessee has at 10:27 a.m. H.S.T. on this 21st day of May, 1997, over international waters, accepted the following, in accordance with the provisions of the Agreement and the Annex:

       (a)    Airframe: Boeing 737-2Q9  airframe, Manufacturer's Serial
                     No. 21720 and FAA Registration No. N809AL;

       (b)    Engines: two Pratt& Whitney JT8D-15 Engines, bearing
                     Manufacturer's Serial Nos. P688676 and P688677, each having 750 or more rated take-off horsepower;

       (c)    All Parts installed on, attached to or appurtenant to the
                     Airframe and Engines; and

       (d)    Aircraft Documents as specified in Schedule 1 - Part 2 of the
                     Agreement.

2. LESSEE'S CONFIRMATION The Lessee confirms to the Lessor that as at the time indicated above, being the time of Delivery:

       (a) the Lessee's representations and warranties contained in Clauses 2.1 and 2.2 of the Agreement are hereby repeated;

       (b)    the Aircraft is insured as required by the Agreement; and

       (c) the Lessee confirms that there have been affixed to the Aircraft and the Engines the fireproof notices required by the Agreement.

3. LESSOR'S CONFIRMATION The Lessor confirms to the Lessee that, as at the time indicated above, being the time of Delivery, the Lessor's representations and warranties contained in Clause 2.4 of the Agreement are hereby repeated.

IN WITNESS WHEREOF Lessor and Lessee have executed this Certificate of Acceptance 809 on the date shown at the beginning of this Agreement.

                                       SIGNED on behalf of
                                       ACG ACQUISITION XII LLC


                                       By:    /s/ Benjamin Jung
                                              --------------------------------
                                       Name:  Benjamin Jung
                                       Title: Manager


                                       SIGNED ON behalf of
                                       ALOHA AIRLINES, INC.


                                       By:
                                              --------------------------------
                                       Name:
                                       Title:


                                       By:
                                              --------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF Lessor and Lessee have executed this Certificate of Acceptance 809 on the data shown at the beginning of this Certificate.

                                 SIGNED on behalf of
                                 ACG ACQUISITION XII LLC


                                 By:
                                        --------------------------------------
                                 Name:
                                 Title:


                                 SIGNED on behalf of
                                 ALOHA AIRLINES, INC.


                                 By:     /s/ Brenda F. Cutwright
                                        --------------------------------------
                                 Name:   BRENDA F. CUTWRIGHT
                                 Title:  SR. VICE PRESIDENT FINANCE &
                                                     PLANNING AND CFO


                                 By:     /s/ James M. King
                                        --------------------------------------
                                 Name:   JAMES M. KING
                                 Title:  VICE PRESIDENT PLANNING & DEVELOPMENT

-------------------------------------------------------------------------------







                          SECURITY AGREEMENT (21720)

                           dated as of May 1, 1997

                                   between

                           ACG ACQUISITION XII LLC,
                                 as Borrower



                                    and



                      SANWA BUSINESS CREDIT CORPORATION,
                                 as Lender







-------------------------------------------------------------------------------
                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  CHICAGO

                                       TABLE OF CONTENTS

                                                                                          Page
1.   Defined Terms .........................................................................1

2.   Grant of Security Interest ............................................................6

3.   Limitations on Lender's Obligations ..................................................10

4.   Representations and Warranties .......................................................10
          (a)     Title; No Other Security Interests ......................................10
          (b)     Perfected First Priority Security Interest ..............................10
          (c)     Contracts
5.   Covenants
          (a)     Further Documentation; Pledge of Instruments and Chattel Paper ..........11
          (b)     Indemnification .........................................................12
          (c)     Notices .................................................................12
          (d)     Pledge of Collateral ....................................................12

6.   Lender's Appointment as Attorney-in-Fact .............................................12
          (a)     Powers ..................................................................12
          (b)     Other Powers ............................................................13
          (c)     No Duty on Lender's Part ................................................14

7.   Performance by Lender of Borrower's Obligations ......................................14

8.   Proceeds .............................................................................14

9,   Remedies .............................................................................14

10.  Limitation on Duties Regarding Preservation of Collateral ............................15

11.  Powers Coupled with an Interest ......................................................16

12.  Severability .........................................................................16

13.  Paragraph Headings ...................................................................16

14.  No Waiver- Cumulative Remedies .......................................................16


                                      i


                                                                                          Page


15.  Waivers and Amendments; Successors and Assigns; Governing Law ........................16

16.  Submission to Jurisdiction; Waivers ..................................................16

17.  Notices ..............................................................................17

                             SECURITY AGREEMENT (21720)

               THIS SECURITY AGREEMENT (21720), dated as of May 1, 1997, is made by ACG ACQUISITION XII LLC, a Delaware limited liability company (the "Borrower"), in favor of SANWA BUSINESS CREDIT
CORPORATION, a Delaware corporation (the "Lender").

                            W I T N E S S E T H :

               WHEREAS, the Borrower and the Lender are parties to that certain Loan Agreement (21720), dated as of May 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT").

               WHEREAS, pursuant to the Loan Agreement, the Lender has agreed to make a loan to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Note issued by the Borrower thereunder, and it is a condition precedent to the obligation of the Lender to make its loan to the Borrower under the Loan Agreement that the Borrower shall have executed and delivered this Security Agreement to the Lender.

               NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Loan Agreement and to make its loan to the Borrower thereunder, the Borrower hereby agrees with the Lender as follows:

               1. DEFINED TERMS. For purposes hereof, the following terms shall have the following meanings:

               "AFFILIATE": with respect to any Person, any other Person who, directly or indirectly, controls or is controlled by or is under common control with, such Person. For purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

               "AIRCRAFT": the Aircraft specified by make, model, serial number and U.S. Registration Number in the Lease.

               "AIRCRAFT DOCUMENTS": all books, manuals, logs, records, writings, data, information and other like property (and any and all additions, renewals, revisions and replacements) relating to the Aircraft, Engines or any Part (including, without limitation, any warranties).

               "AIRFRAME": as defined in the Lease.

                                                  [Security Agreement (21720)]

               "BASIC AGREEMENTS": this Agreement, the Note, the Loan Agreement, the Pledge Agreement, the Guarantee, the Purchase Agreement, the Lease, the Bill of Sale, the FAA Bill of Sale and the Letter of Credit (if any), together with all notices, consents, certificates and other documents from time to time issued or entered into by the Borrower pursuant to or in connection with any thereof.

               "BILL OF SALE": the full Warranty Bill of Sale (substantially in the form attached to the Purchase Agreement as Exhibit A) for the Aircraft, dated the Closing Date, executed by the Seller and the Seller Beneficiary in favor of Borrower specifically referencing the Airframe and each Engine constituting a part of the Aircraft.

               "BUSINESS DAY": a day, other than a Saturday or Sunday or a day on which banks in Chicago, Illinois, New York, New York or Honolulu, Hawaii are required or authorized to be closed.

               "CITIZEN OF THE UNITED STATE": as defined in Section 40102(a)(15) of Title 49 of the United States Code.

               "CLOSING DATE". the date on which the Loan is made under the Loan Agreement.

               "CODE" means the Uniform Commercial Code as from time to time in effect in the State of Illinois.

               "COLLATERAL" shall have the meaning assigned to it in
      Section 2 of this Security Agreement.

               "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

               "DEFAULT": any "Default" under the Loan Agreement.

               "DEFAULT RATE": the prime rate for the time being charged by Citibank, N.A., plus 3.0 % (compounded monthly and calculated on the basis of a 360-day year and the actual number of days elapsed).

               "EARLY TERMINATION OPTION": as defined in the Lease.

               "ENGINE"  or "ENGINES":  as defined in the Lease.

               "ENGINE LOSS": as defined in the Lease.

                                                  [Security Agreement (21720)]

               "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

               "EVENT OF DEFAULT": ally "Event of Default" under the Loan Agreement.

               "EVENT OF LOSS PROCEEDS": the proceeds of any insurance, or any compensation, requisition, or similar payment, arising in respect of a Total Loss or and Engine Loss.

               "EXCLUDED PAYMENTS" means (i) indemnity payments paid or payable to or in respect of the Borrower, its Affiliates, successors and permitted assigns and its directors, officers, employees, servants and agents pursuant to Section 10 of the Lease, (ii) proceeds of public liability insurance in respect of the Aircraft payable as a result of insurance claims made, or losses suffered, by the Borrower, which are payable directly to or in respect of the Borrower, or its Affiliates, successors and permitted assigns and its directors, officers, employees, servants and agents, respectively, for its own account,
      (iii) proceeds of insurance maintained with respect to the Aircraft by the Borrower or any Affiliate thereof for its or their own account or benefit, (iv) any interest that pursuant to the Basic Agreements may from time to time accrue in respect of any of the amounts described in clauses (i) through (iii) above, (v) the proceeds from the enforcement of any right to enforce the payment of any amount described in clauses
      (i) through (iv) above (provided that the rights referred to in this clause (v) shall not be deemed to include the exercise of any remedies provided for in the Lease other than the right to sue for specific performance of any covenant to make such payment or to sue for damages in respect of the breach of any such covenant), and (vi) any right to exercise any election or option or make any decision or determination, or to give or receive any notice, consent, waiver or approval, or to take any other action in respect of, but in each case, only to the extent relating to, any Excluded Payments (provided that the rights referred to in this clause (vi) shall not be deemed to include the exercise of any remedies provided for in the Lease other than the right to sue for specific performance of any covenant to make such payment or to sue for damages in respect of the breach of any such covenant),

               "FAA": the United States Federal Aviation Administration and any successor agency or agencies thereto.

               "FAA BILL OF SALE": the Bill of Sale for the Aircraft on AC Form 8050-2 or such other form as may be approved by the FAA on the Closing Date executed by the Seller in favor of Borrower.

               "FAIR MARKET SALES VALUE": the value which would be obtained in an arm's-length sale between an informed and willing buyer (other than the Borrower or an Affiliate

                                                  [Security Agreement (21720)]

      thereof) under no compulsion to buy and an informed and willing seller unaffiliated with such buyer under no compulsion to sell.

               "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "GUARANTOR": Aviation Capital Group Corp., a Delaware corporation.

               "GUARANTEE": that certain Guarantee Agreement (21720), substantially in the form of Exhibit E to the Loan Agreement, dated as of the date hereof, executed by Guarantor in favor of Lender.

               "LEASE": Lease Agreement 809 dated May 21, 1997, between Borrower, as lessor, and Lessee, as lessee, with respect to one 1979 Boeing 737-2Q9 aircraft bearing Manufacturer's Serial Number 21720 and U.S. Registration Number N809AL, as amended, modified or supplemented from time to time.

               "LEASE EVENT OF DEFAULT": has the same meaning as an "Event of Default" as defined in the Lease,

               "LENDER": Sanwa Business Credit Corporation and each other Lender party hereto from time to time, and their respective successors and assigns.

               "LESSEE": Aloha Airlines, Inc., a Delaware corporation.

               "LESSOR LIEN(S)": as defined in the Lease.

               "LETTER OF CREDIT": as defined in the Lease.

               "LOAN": the loan made by Lender to Borrower pursuant to
      Section 2.1 of the Loan Agreement.

               "MANUFACTURER": The Boeing Company, a Delaware corporation.

               "OBLIGATIONS" means the unpaid principal amount of, and interest on (including, without limitation, interest accruing after the maturity of the Loan and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like Proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loan and any and all other obligations and liabilities of the Borrower to the Lender, whether direct or

                                                  [Security Agreement (21720)]

      indirect, absolute or contingent, recourse or non-recourse, due or to become due; or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Agreement, the Note, this Security Agreement or any other Basic Agreement and any other document made, delivered or given by the Borrower in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of the Loan Agreement) or otherwise.

               "PART": as defined in the Lease.

               "PERMITTED LIEN(S)": as defined in the Lease.

               "PERSON": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature,

               "PLEDGE AGREEMENT": that certain Pledge Agreement and Irrevocable Proxy (21720), dated as of the date hereof, between the Pledgors and Lender, substantially in the form of Exhibit D to the Loan Agreement.

               "PLEDGORS": collectively, Pacific Mutual Life Insurance Company, PM Group Life Insurance Company, ACG/MM II LLC and ACG Acquisition VI LLC,

               "PROCEEDS" shall have the meaning specified in the Code.

               "PURCHASE AGREEMENT": that certain Aircraft Purchase Agreement dated as of May 21, 1997 between Borrower, as buyer, and Seller, as seller, as modified, amended or supplemented in accordance with the terms of the Basic Agreements.

               "RENTAL": Basic Rent and any payment of interest as a result of the late payment of the foregoing required pursuant to the Lease.

               "REQUIRMENT OF LAW": as to any Person, the organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator, court, or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               "SECURITY AGREEMENT" or "AGREEMENT" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

                                                  [Security Agreement (21720)]

               "SECURITY DOCUMENTS": this Security Agreement, the Guarantee and the Pledge Agreement.

               "SECURITY INTEREST". any mortgage, charge, pledge, hypothecation, assignment, deposit arrangement, right of possession or detention, right of set-off (but excluding any right of set-off, consolidation, merger or combination of accounts arising in flavor of a bank by operation of law), encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

               "SELLER", First Security Bank, National Association, not in its individual capacity but solely as owner trustee.

               "SELLER BENEFICIARY": 1980 Aircraft Investors, a California limited partnership.

               "STATE OF REGISTRATION": the United States or any other state in which the Aircraft may be registered in accordance with the terms of the Lease.

               "SUBSIDIARY": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one Or more intermediaries, or both, by such Person.

               "TAXES": all present and future taxes, levies, imposts, duties or charges of any nature whatsoever, and wheresoever imposed, and any franchise, transfer, sales, use, business, occupation, excise, personal property, real property, stamp, withholding or other tax imposed by any national or regional taxing or fiscal authority or agency, together with tax imposed by any national or regional taxing or fiscal authority or agency, together with any penalties, additions to tax, fines or interest thereon; and "taxes" and "taxation" shall be construed accordingly.

               "TOTAL LOSS": as defined in the Lease.

               "US$" AND "DOLLARS": the lawful currency of the United States of America.

                2.  GRANT OF SECURITY INTEREST.

                                                   [Security Agreement (21720)]

               (a) GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants to the Lender a security interest in all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"):

               (1) The Aircraft (being one 1979 Boeing Model 737-2Q9 aircraft bearing Manufacturer's Serial Number 21720 and U.S. Registration Number N809AL, together with two Pratt & Whitney Model JT8D-15 Engines bearing Manufacturer Serial Numbers P688676 and P688677, respectively, each of which Engines is of 750 or more rated takeoff horsepower or the equivalent of such horsepower as the same is now and will hereafter be constituted, whether now owned by the Borrower or hereafter acquired, leased or intended to be leased under the Lease, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with (a) all avionics and parts of whatever nature, which are from time to time incorporated or installed in or attached to the Aircraft and Engines, whether now owned or hereafter acquired, and all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines and (b) all logs, manuals and data and inspection,, modification and overhaul records maintained in respect of the Aircraft, including the Engines, including, without limitation, all such logs, manuals, data and records required to be maintained by the FAA or by the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered;

               (2) All of Borrower's right, title and interest in, to and under the Lease, including, but not limited to:

                    (a) any and all Rentals, insurance and condemnation proceeds, warranty payments, payments in the nature of maintenance or other reserves, payments upon a Total Loss or Engine Loss. and other moneys due or to become due (including, without limitation, any and all amounts owed by Lessee pursuant to Section 12.4(b) of the Lease in connection with the redelivery of the Aircraft), and any and all claims, rights, powers, remedies, title and interest of the Borrower in and to or under or arising out of the Lease (including, without limitation, all claims for damages or other sums arising upon the sale or other disposition of or loss of use of or requisition of title or use of the Aircraft, Engines, Parts and related equipment and Aircraft Documents at any time subject to the Lease) and any and all credit support or collateral security of whatever type or description (whether in the nature of cash, a guarantee, letter of credit, credit insurance, lien on or security interest in any property or otherwise) (including, without limitation,

                                                    (Security Agreement (21720)]

           the Security Deposit (as defined in the Lease) and the Letter of Credit (as defined in the Lease)) which the Borrower now or hereafter may hold to further assure or secure the obligations of the Lessee under the Lease,

                    (b) all rights, powers, privileges, remedies and other benefits of the Borrower under the Lease and all rights to make determinations, exercise options or elections, give or withhold consents, waivers and approvals, give notices and exercise remedies (including the right to declare or exercise remedies with respect to a Default or an Event of Default under the Lease and to repossess any property), to appoint any appraiser or to take any other action under or in respect of the Lease or accept any surrender or redelivery of the Aircraft, Engines or Parts or Aircraft Documents, as well as all the rights, powers and remedies on the part of the Borrower, whether arising under the Lease or by statute or at law or in equity or otherwise: as a result of any Default or Event of Default under the Lease, and

                    (c) all the Borrower's rights and interests in any sublease under the Lease;

               (3) All right, title, interest, claims and demands of the Borrower in, to and under

                    (a)  the Purchase Agreement,

                    (b)  the Bill of Sale and the FAA Bill of Sale, and

                    (c) any and all other contracts, agreements and instruments relating to the Aircraft and Engines or any rights or interests therein to which the Borrower is now or may hereafter be a party, together with all rights, powers, privileges, licenses, easements, options and other benefits of the Borrower under each contract, agreement and instrument referred to in this clause (3), including, without limitation, the right to receive and collect all payments to the Borrower thereunder now or hereafter payable to or receivable by the Borrower pursuant thereto and the right to make all waivers and agreements, to give and receive notices and other instruments or communications, or to take any other action under or in respect of any thereof or to take such action upon the occurance of a default thereunder, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by law, and to do any and a) I other things which the Borrower is or may be entitled to do thereunder and any right to

                                                    [Security Agreement (21720)]

      restitution from the Lessee or any other Person in respect of any determination of invalidity of any thereof;

               (4) All rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Security Interest of this Security Agreement including all payments or proceeds payable to the Borrower after termination of the Lease with respect to the Aircraft as the result of the sale, lease or other disposition thereof, and all estate, right, title and interest of every nature whatsoever of the Borrower in and to the same;

               (5) Without limiting the generality of the foregoing, all insurance and requisition proceeds with respect to the Aircraft or any part thereof, including but not limited to the insurance required under
      Section 9 of the Lease;

               (6) Without limiting the generality of the foregoing, all monies and securities from time to time deposited or required to be deposited with the Lender pursuant to any terms of this Security Agreement or the Lease or required hereby or by the Lease to be held by the Lender hereunder as security for the obligations of the Lessee under the Lease or of the Borrower hereunder or under the Loan Agreement; and

               (7)  All Proceeds of the foregoing.

               Notwithstanding the foregoing, in no event shall Collateral include Excluded Payments. Concurrently with the delivery hereof, the Borrower is delivering to the Lender the original executed chattel paper counter-part of the Lease and initial Lease Supplement (to each of which a chattel paper receipt is attached), the Security Deposit or, if applicable, the Letter of Credit, and an executed copy of the Purchase Agreement.

               TO HAVE AND TO HOLD all and singular the aforesaid property unto the Lender, and its successors and assigns, in trust for the equal and proportionate benefit and security of the holders, from time to time, of one or more Notes, without any preference, distinction or priority of any one Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and in all cases and as to all property specified in paragraphs (1) through (6), inclusive, above, subject to the terms and provisions set forth in this Security Agreement.

                    (b) RESERVED RIGHTS. Notwithstanding the provisions of clause (a) hereof, whether or not an Event of Default shall have occurred and be continuing: the Borrower shall have the right (together Aith and not to the exclusion of the Lender) (i) to receive from the Lessee copies of all notices, certificates, reports, filings, opinions of counsel and other documents and all information which any thereof is permitted or required to give or

                                                    [Security Agreement (21720)]

           furnish to the Borrower pursuant to any Basic Agreement, (ii) to exercise inspection rights pursuant to the Lease, (iii) to provide or carry insurance in addition to that required to be carried by the Lessee pursuant to the Lease and (iv) to consent or to withhold consent to any amendment, modification or waiver of the provisions of the Lease.

                3. LIMITATIONS OF LENDER'S OBLIGATIONS. Notwithstanding anything to the contrary contained herein, the Borrower shall remain liable under each of the agreements pledged hereby to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such agreement, to die same extent as if this Security Agreement had not been executed. The Lender shall have no obligation or liability under any such agreement by reason of or arising out of this Security Agreement or the receipt by the Lender of any payment relating to such agreement pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any such agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                4. REPRESENTATIONS AND WARRANTIES, The Borrower hereby represents and warrants that:

                    (a) Title: No Other Security Interests. Except for the Security Interest granted to the Lender pursuant to this Security Agreement and the other Security Interests permitted to exist on the Collateral pursuant to the Loan Agreement, the Borrower has not granted any Security Interest in, or other claims in respect of, the Collateral. No security agreement financing statement or other public notice with respect to all or any part of the Collateral has been placed by the Borrower on file or of record in any public office, except such as may have been filed in favor of the Lender, pursuant to this Security Agreement.

                    (b) PERFECTED FIRST PRIORITY SECURITY INTEREST. The Borrower will take such action as the Lender reasonably determines necessary in order to perfect a first priority (subject, in the case of the Aircraft, to Permitted Liens (other than Lessor Liens arising by, through or under the Borrower) and any other Security Interest created by Seller, Seller Beneficiary, Lessee or arising through or under any such Person) Security Interest in the Collateral in favor of the Lender.

                    (c) CONTRACTS. Other than consents obtained and delivered to the Lender pursuant to the Loan Agreement, to the Borrower's knowledge no consent of any party (other than the Borrower) to any agreement pledged hereby is required, or is purported to

                                                    [Security Agreement (21720)]

           be required, in connection with the execution, delivery and performance of this Security Agreement. Assuming the due authorization, execution and delivery by the other parties thereto, each agreement pledged hereby to which the Borrower is a party is in full force and effect and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority applicable to it is required in connection with the execution, delivery and performance by the Borrower or the validity or enforceability against the Borrower of any of such agreements other than those which have been duly obtained, made or performed. The Borrower is not in default or likely to become in default in the performance or observance of any of the terms thereof. The Borrower has fully performed all of its obligations owing up to this date under each such agreement. No defense, offset, counterclaim or claim has been asserted or alleged against the Borrower as to any such agreement. The Borrower has delivered to the Lender a complete and correct copy of each such agreement, including all amendments, supplements and other modifications thereto.

                5. COVENANTS. The Borrower covenants and agrees with the Lender that, from and after the date of this Security Agreement until the Obligations are paid in full:

                    (a) FURTHER DOCUMENTATION, PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. At any time and from time to time, upon, the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of financing or continuation statements under the Uniform Commercial Code in effect in the applicable jurisdiction with respect to the Security Interests created hereby to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction, to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper (as such terms are defined under the Code), such Instrument or Chattel Paper shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Security Agreement. The Borrower shall not assign, delegate, pledge, grant a Security Interest in or otherwise encumber any of its rights or obligations with respect to the Collateral, except for the Security Interest granted to Lender pursuant to this Security Agreement, Permitted Liens (other than Lessor Liens arising by, through or under the

                                                   (Security Agreement (21720)]

           Borrower) and any other Security Interest permitted to exist on the Collateral pursuant to the Loan Agreement.

                    (b) INDCMNIFICATION. In any suit, proceeding or action brought by the Lender with respect to any of the Collateral for any sum owing thereunder, or to enforce any provisions of any contract pledged hereby, the Borrower will save, indemnify and keep the Lender harmless for, from and against any and all expenses (including, without limitation, reasonable attorneys' fees), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower other than expenses, loss or damage to the extent caused by the gross negligence or willful misconduct of the Lender.

                    (c) NOTICES. The Borrower will advise the Lender promptly, in reasonable detail, at its address set forth in the Loan Agreement, of any Security Interest (other than Security Interests created hereby or permitted under the Loan Agreement) on, or claim asserted against, any of the Collateral known to it.

                    (d) PLEDGE OF COLLATERAL. The Borrower hereby covenants that it shall not, so long as this Security Agreement shall remain in effect, assign, pledge, grant a Security Interest in or otherwise encumber, any of its right, title or interest with respect to the Collateral, to anyone other than the Lender, or delegate any of its obligations with respect to the Collateral, and that it shall not, without the prior written consent of the Lender and subject to Section 2(b) hereof, enter into any agreement amending or supplementing the Lease, execute any waiver or modification of, or consent under, the terms of, or exercise any rights, powers or privileges under, the Lease, settle or compromise, any claim arising under the Lease, terminate the Lease (including, without limitation, by way of exercise of the Early Termination Option) or submit or consent to the submission of any dispute, difference or other matter arising tinder or in respect of the Lease to arbitration thereunder.

                    6.     LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

                    (a) POWERS. The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time ill the Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents

                                                   [Security Agreement (21720)]

           and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

                           (i) in the case of any Collateral, at any time
                       when any Event of Default shall have occurred and is continuing, in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any part of the Collateral or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any part of the Collateral or with respect to any other Collateral whenever payable;

                           (ii) to pay or discharge taxes and Security
                       Interests levied or placed on or threatened against the Collateral to the extent that the Borrower is obligated under any of the Basic Agreements to pay or discharge such taxes and Security Interests, and such taxes or Security Interests are not timely paid or satisfied by the Borrower; and

                           (iii) subject to Section 2(b) hereof, upon the
                       occurrence and during the continuance of any Event of Default (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; and (D) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; and to do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral (including, without limitation, to perform, Or cause to be performed, all or any part of the obligations and agreements of the Borrower under the Lease, without releasing the Borrower therefrom) and the Lender's Security Interests thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Borrower might do and subject to the standard of care set forth in paragraph 10 hereof.

                                                   [Security Agreement (21720)]

                         This power of attorney is a power coupled with an interest and shall be irrevocable.

                    (b) OTHER POWERS. The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                    (c) NO DUTY ON LENDER'S PART. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

                    7. PERFORMANCE BY LENDER OF BORROWER'S OBLIGATIONS. If the Borrower fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at the Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Obligations secured hereby.

                    8. PROCEEDS. It is agreed that if an Event of Default shall occur and be continuing (a) all proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required), and (b) any and all such proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Obligations (whether matured or unmatured) in accordance with the provisions of the Loan Agreement.

                    9. REMEDIES. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law

                                                   (Security Agreement (21720)]

           referred, to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices Borrower hereby waives), may in such circumstances, and subject in all respects to the rights of Lessee (and any sublessee) under the Lease, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, including; without limitation entering upon the premises where all or any part of the Collateral is located and taking immediate possession of and removing the same (together with any engine or any part which is not an Engine or a Part but which is installed on an Aircraft subject to the rights of the owner, lessor or secured party of such engine or part, provided that such engine or part shall be held for the account of any such owner, lessor or secured party or, if owned by Borrower, such engine or pan may at the option of Lender, be exchanged for an Engine or Part) by summary proceedings or otherwise (and/or, at Lender's option, storing the same at Lessee's premises (at Borrower's expense) until disposal thereof by Lender), all without liability accruing to Lender, and/or may forthwith sell, lease, amend, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of The foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on, credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived. or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given, and the Lender agrees to give such notice to the Borrower in any event, at least 20 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Lender to collect such deficiency. Notwithstanding any other provision of this Section 9 to the contrary, it is understood and agreed that if the Lender shall proceed to foreclose the Security Interest of this Agreement, it shall, to the extent that it is then entitled to do so under (and always subject to the provisions of) the Lease, and is not then stayed or prevented from doing so by operation of law or otherwise, proceed (to the extent it has not already done so) to exercise one or more of the remedies, as determined by the Lender in the Lender's sole discretion, referred to in Section 13 of the Lease; and if the Lender is unable to exercise any right or remedy under the Lease by reason of any such stay or legal prohibition as described above, the Lender shall not proceed to foreclose the Security Interest of this Agreement (i) until the earlier of (x) 90 days from the date of such stay or legal prohibition, if any, and (y) actual repossession of the Aircraft from the Lessee (such period, as described in (x) or (y), as applicable, the "Stay Period") so long as, during the Stay Period, the Borrower is making all payments due the Lender under the Loan Agreement, and the Aircraft is being maintained and insured in accordance with the provisions of

                                                   [Security Agreement (21720)]

           the Lease or (ii) so long as the Lessee is performing all of its obligations under the Lease pursuant to an agreement under 11 U.S.C. ss. 1110 (a)(1)(A) (or any similar successor provision) and no Lease Event of Default has occurred and is continuing other than Under Clause 13.1(g) or (h) of the Lease.

                    10. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

                    11.    POWERS COUPLED WITH AN INTEREST. All
           authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                    12. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                    13. PARAGRAPH HEADINGS. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                    14. NO WAIVER: CUMULATIVE REMEDIES. The Lender shall not by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                                                   [Security Agreement (21720)]

                    15. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Lender, PROVIDED that any provision of this Security Agreement may be waived by the Lender in a written letter or agreement executed by the Lender or by facsimile transmission from the Lender. This Security Agreement shall be binding upon the successors and permitted assigns of the Borrower and shall inure to the benefit of the Lender and its successors and permitted assigns.

                    16. SUBMISSION TO JURISDICTION, WAIVERS. THIS AGREEMENT HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. THE BORROWER HEREBY (I) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT; (II) IRREVOCABLY SUBMITS TO THE JURISDICTION OF
           ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT; (III) IRREVOCABLY WAIVES, TO
           THE FULLEST EXTENT THE BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION
           OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LENDER OR ANY OF LENDER'S DIRECTORS,
           OFFICER, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR LENDER'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR LENDER'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

                    17. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including telecopy) and sent by personal delivery, reputable overnight courier or telecopy (any such telecopied notice to be followed within 24 hours by written notice by personal delivery or reputable overnight courier), and unless otherwise expressly provided herein, shall be deemed to have been duly given or made upon receipt thereof (which, in the case of a telecopy, shall be deemed to be the time of receipt by the sender of a confirmation report that all pages of the telecopy transmission were properly transmitted; provided, however, that if the telecopy was transmitted later than 5:30 p.m., the recipient's local time, the telecopy shall be deemed to have been received on the succeeding Business Day), addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

                                                   [Security Agreement (21720)]

           The Borrower;         c/o Aviation Capital Group Corp.
                                 Three Stamford Landing
                                 46 Southfield Avenue
                                 Stamford, CT 06902
                                 Ann. Managing Director
                                 Telecopier: (203) 967-3287

                With a copy to:

                                 Aviation Capital Group Corp.
                                 345 California Street
                                 Suite 1230
                                 San Franciso, CA 94104

                                 Telecopier:    (415) 433-0525

           The Lender:           Sanwa Business Credit Corporation
                                 One South Wacker Drive
                                 Chicago, IL 60606
                                 Attn: Senior Vice President, Transportation
                                       Finance
                                 Telecopier: (312) 853-1458

                With a copy to:

                                 Vedder, Price, Kaufman & Kammholz
                                 222 N. LaSalle Street
                                 Chicago, IL 60601
                                 Attn: Dean N. Gerber, Esq.
                                 Fax: (312) 609-5005

                                  *  *  *

                                                   [Security Agreement (21720)]

              IN WITNESS WHEREOF, the Borrower has caused this Security Agreement to be duty executed and delivered as of the date first above written.

                                       ACG ACQUISITION XII LLC, as Borrower

                                       By: /s/ Richard Baudoin
                                           -----------------------------------
                                       Name: Richard Baudoin
                                            ----------------------------------
                                       Title: Manager
                                             ---------------------------------

                                       SANWA BUSINESS CREDIT CORPORATION,
                                       as Lender

                                       By:____________________________________
                                       Name: _________________________________
                                       Title: ________________________________

                                                   [Security Agreement (21720)]

              IN WITNESS WHEREOF, the Borrower has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                       ACG ACQUISITION XII LLC,
                                       as Borrower

                                       By: ___________________________________
                                       Name: _________________________________
                                       Title: ________________________________

                                       SANWA BUSINESS CREDIT CORPORATION,
                                       as Lender

                                       By: /s/ Thomas W. Hemsoth
                                           -----------------------------------
                                       Name: Thomas W. Hemsoth
                                             ---------------------------------
                                       Title: Vice President
                                              --------------------------------

                         LEASE AGREEMENT ASSIGNMENT

     This Lease Agreement Assignment (the "Assignment"), dated as of May 1, 2000, is between First Security Bank, National Association, a national banking association, not individually but as Owner Trustee ("Assignee"), and ACG Acquisition XII LLC, a Delaware limited liability company ("Assignor").

                                  RECITALS

     WHEREAS, Assignor and Aloha Airlines, Inc., a Delaware corporation ("LESSEE"), are parties to a Lease Agreement 809 (the "LEASE AGREEMENT") dated May 21, 1997, as supplemented by Certificate of Acceptance 809 (recorded by the Federal Aviation Administration on August 28, 1997, as Conveyance No. HK010357) and the other agreements relating thereto as more fully described in Schedule 1 hereto (collectively, the "LEASE DOCUMENTS"), pursuant to which Assignor leases to Lessee one used Boeing 737-2Q9 aircraft bearing manufacturer's serial number 21720 and FAA registration number N809AL, and two Pratt & Whitney Model JT8D-15 engines bearing, respectively, manufacturer's serial numbers P688676 and P688677 (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) (collectively, the "AIRCRAFT").

     WHEREAS, Assignor has agreed to sell the Aircraft to Assignee (the "PURCHASE") pursuant to the terms of that certain Purchase and Sale Agreement dated as of May 1, 2000 (the "PURCHASE AGREEMENT"; capitalized terms used herein and defined in the Purchase Agreement shall have the same meaning herein unless otherwise defined herein), subject to the Lease Agreement, and to assign the Lease Agreement and the Lease Documents, except the Assignor's Rights (as defined below), to Assignee.

     NOW THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     1. EFFECTIVENESS. This Assignment, and the rights and obligations of Assignor and Assignee hereunder, shall become effective upon, but only upon, the occurrence of the Closing (as defined in the Purchase Agreement) of the Purchase, or upon filing of this assignment with the Federal Aviation Administration. Assignor and Assignee shall notify Lessee (a) of the occurrence of this Assignment pursuant to a notice given on the date hereof substantially in the form of Annex A hereto (the "NOTICE OF ASSIGNMENT"), and
(b) of the occurrence of the Purchase immediately upon delivery of the Aircraft under the Purchase Agreement pursuant to a notice substantially in the form of Attachment A to the Notice of Assignment.

     2. ASSIGNMENT. In consideration of the payment of US$1.00 by Assignee to Assignor and for other good and valuable consideration, the adequacy and receipt of which are

           FILED WITH FAA
        AIRCRAFT REGISTRATION

        00 MAY 1      PM 2:31

            OKLAHOMA CITY
               OKLAHOMA

             [ILLEGIBLE]
hereby acknowledged, Assignor hereby sells, assigns, delegates, conveys, transfers and sets over to Assignee all rights and obligations of Assignor under the Lease Agreement and the Lease Documents, subject to the rights of Lessee under the Lease Agreement and the Lease Documents and subject to the reservation by Assignor (on a non-exclusive basis) of the Assignor's Rights as defined below, which Assignor's Rights Assignor shall continue to benefit from after the Purchase. "ASSIGNOR'S RIGHTS" means and includes the rights of the "Lessor" under the Lease Agreement and the Lease Documents: (a) to each and every defense (whether arising by contract, law or equity) under or with respect to the Lease Agreement and the Lease Documents; (b) under the liability insurance provisions of the Lease Agreement, and (c) under all indemnities made by the Lessee, and all disclaimers made by the Lessor, under the Lease Agreement, in each case, to the extent such rights vested, or relate to events occurring, prior to the time of Closing. The retention by Assignor of the Assignor's Rights shall not prejudice Assignee's right to the benefit of the Assignor's Rights (including, without limitation, liability insurance under the Lease Agreement, or the right to enforce any of the foregoing) in each case to the full extent applicable to the Assignee (whether or not relating to the period after the assignment of the Lease Agreement).

     3. ASSIGNEE ACCEPTANCE AND ASSUMPTION. Assignee hereby accepts and assumes all of Assignor's rights (other than the Assignor's Rights) and obligations under the Lease Agreement and the Lease Documents. Assignee shall be deemed to be a party to the Lease Agreement and the Lease Documents in place of Assignor and agrees to be bound by all of the terms of, and to undertake all of the obligations of, "Lessor" under the Lease Agreement and the Lease Documents.

     4. ENTIRE AGREEMENT. This Assignment and the Purchase Agreement constitutes the entire agreement between the parties in relation to the subject matter hereof and supersedes all previous proposals, agreements and other written and oral communications in relation hereto.

     5. GOVERNING LAW. THIS ASSIGNMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTITUTED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

     6. COUNTERPARTS. This Assignment may be executed in any number of counterparts and by either party on one or more of such counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument. A facsimile signature on any counterpart hereto will be deemed an original for all purposes.

     7. FURTHER ASSURANCES. Assignor agrees from time to time after the execution and delivery of this Agreement, it shall upon the request of Assignee and at Assignee's expense duly execute and deliver such further documents and instruments and take such further action as Assignee may reasonably request in order to effectuate fully the intent and purposes of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                  ACG ACQUISITION XII LLC
                                  as Assignor

                                  By:     /s/   [ILLEGIBLE]
                                       -------------------------------------
                                       Name:    [ILLEGIBLE]
                                       Title:   [ILLEGIBLE]


                                  FIRST SECURITY BANK, NATIONAL
                                  ASSOCIATION, AS OWNER TRUSTEE
                                  as Assignee

                                  By:
                                       -------------------------------------
                                       Name:
                                       Title:

     IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                  ACG ACQUISITION XII LLC
                                  as Assignor

                                  By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                  FIRST SECURITY BANK, NATIONAL
                                  ASSOCIATION, AS OWNER TRUSTEE
                                  as Assignee

                                  By:           /s/ Greg A. Hawley
                                       -------------------------------------
                                       Name:   Greg A. Hawley
                                       Title:  Vice President

                                                                   SCHEDULE 1

                                 LEASE DOCUMENTS

Letter of Credit dated May 20, 1997

UCC financing statement # 97-067398 filed in Hawaii on May 22, 1997

Insurance Certificate dated May 21, 1997

Insurance Broker's Undertaking dated May 21, 1997

Opinion of Lessee's Counsel dated May 21, 1997

Certificate of Incorporation, By-laws and Good Standing Certificate of Lessee certified on May 21, 1997

Incumbency Certificate of Lessee dated May 21, 1997

Certified Resolutions of board of directors of Lessee dated May 21, 1997

Officer's Certificate of Lessee dated May 21, 1997

Lease Termination Certificate- Lease A - FAA dated November 14, 1994, signed by Phoenix Ventures Inc. (Lessor) and Luchtvaartmaatschappij Transavia Holland B.V. (Lessee)

Lease Termination Certificate- Lease B - FAA dated November 14, 1994, signed by First Security Bank of Utah (Lessee) and Phoenix Ventures Inc. (Lessor)

Lease Termination Certificate- Lease C - FAA dated May 21, 1997, signed by First Security Bank of Utah (Lessor) and Aloha Airlines, Inc. (Lessee)

Evidence of FAA Aircraft Registration dated May 21, 1997

Lessee's financial statements

Semi-Annual Status Reports delivered by Lessee to Assignor

Certificate of Acceptance of Lessee

Letter of Assignor to Lessee exercising Lease extension option

                                                                       Annex A

                                                 to Lease Agreement Assignment

                   NOTICE OF AND CONSENT TO ASSIGNMENT


                            April ____, 2000

Aloha Airlines, Inc.
371 Aokea Street
Honolulu, Hawaii 96819

Attention:  Senior Vice President Finance and Planning

       Re:  NOTICE OF AND CONSENT TO ASSIGNMENT OF LEASE AGREEMENT

Ladies and Gentlemen:

       Reference is hereby made to that certain Lease Agreement dated May 21, 1997 between Aloha Airlines, Inc. ("LESSEE") and ACG Acquisition XII LLC, as amended, modified and supplemented (the "LEASE AGREEMENT"), pursuant to which ACG Acquisition XII LLC ("ASSIGNOR") is leasing to you one Boeing 737-2Q9 aircraft bearing manufacturer's serial number 21720 including the two Pratt & Whitney model JT8D-15 engines bearing manufacturer's serial numbers P688676 and P688677 ( "AIRCRAFT")

       You are hereby notified that Assignor has assigned and delegated all of its rights (other than Assignor's Rights) and obligations under the Lease Agreement and related documents to First Security Bank, as Owner Trustee ("ASSIGNEE") pursuant to a Lease Agreement Assignment between Assignor and Assignee (a copy of which Lease Agreement Assignment is attached hereto (the "ASSIGNMENT")). Such assignment and delegation shall become effective upon consummation of the purchase of the Aircraft by Assignee from Assignor. Assignor and Assignee shall give you notice of consummation of the purchase of the Aircraft by Assignee (the "PURCHASE NOTICE") in the form attached hereto as Attachment A.

       Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Lease Agreement Assignment. Lessee, Assignee and Assignor hereby agree as follows:

    Section 1. LEASE PROVISIONS. With effect from the date of the Purchase
Notice:

        (a) PAYMENTS. All rental payments and other payments due from Lessee under the Lease will be paid to Southern Pacific Bank, Torrance, California, ABA No. 322 286 476, Account Name: Coast Business credit, Attention Jack Leaver, reference First Security Bank/Aloha/BCI 809 (Client Loan Name) until further notice from Lessor.

        (b) NOTICES. All notices and other communications from Lessee to "Lessor" under the Lease Agreement and the other Lease Documents shall be delivered to:

            First Security Bank, National
            Association, as Owner Trustee
            Corporate Trust Services
            79 South Main Street
            Salt Lake City, Utah 84111

 Copy to:   BCI 2000, L.L.C.
            236 South Washington Street, Second Floor
            Naperville, Illinois 60540
            Attn: President

        (c) INSURANCE. Lessee shall modify the insurance policies covering the Aircraft to acknowledge First Security Bank, National Association, as Owner Trustee, as owner and Lessor of the Aircraft and BCI 2000, L.L.C. as additional loss payee as its interests may appear.

    Section 2. LESSEE CONSENT. With effect from the date of the Purchase Notice, Lessee consents to the Assignment and consummation of the transactions contemplated thereby.

    Section 3. ASSIGNOR RELEASE. With effect from the date of the Purchase Notice Assignor shall have no further obligations under the Lease Agreement or the Lease Documents and is hereby released therefrom.

    Section 4. LESSEE'S REPRESENTATIONS AND AGREEMENTS. Lessee hereby represents, warrants and agrees that:

            (a) Other than as listed in the documents listed in Schedule 1 to the Assignment, there has been no amendment or modification of the Lease Agreement and the Lease Documents.

            (b) The Basic Rent and Supplemental Rent (as defined in the
Lease Agreement) have each been paid through April 21, 2000 and no Basic Rent or Supplemental Rent has been prepaid.

            (c) Lessee has no claim against Assignor by reason of the condition of the Aircraft as of the date hereof.

            (d) The Lessee Agreement and the Lease Documents are in full force and effect.

            (e) No "Event of Default" has occurred and is continuing under the Lease Agreement.

            (f) Assignor is in full compliance with the provisions of the Lease Agreement and the Lease Documents and Lessee has no claims for unperformed obligations or liabilities of Assignor.

            (g) With effect from the date of the Purchase Notice, Lessee will perform, observe and comply with all of its obligations and undertakings under the Lease Agreement and the Lease documents in favor of the Assignee and for the benefit of Assignee as if Assignee were named as "Lessor" therein instead of the Assignor.

            (h) Lessee acknowledges the retention by Assignor of the Assignor's Rights as provided in the Lease Assignment and that such retention shall not prejudice Assignee's rights to the benefits of the relevant provisions of the Lease AGreement and the Lease Documents to the extent applicable to Assignee (whether or not relating to the period after the date of the Purchase Notice).

            (i) The Expiry Date of the Lease is May 20, 2002.

            (j) Assignee shall be entitled to rely on all representations and warranties of Lessee in the Lease Agreement and in any certificate or document furnished by Lessee in connection with the Lease Agreement as though the Assignee were the Assignor.

            (k) Lessee acknowledges that for purposes of Section 2.5 of the Lease Agreement, the words, "Delaware" in Section 2.4(a) and 2.4(e) shall be deemed to be the word "Illinois".

            (l) Lessee will, on the date of the Purchase Notice, deliver or cause to be delivered to Assignee (i) the financing statements referred to in
Section 14.2(c)(ii) of the Lease Agreement, (ii) the certificate referred to in Section 14.2(c)(iii) of the Lease Agreement, (iii) the certificates of insurance and broker's letter of undertaking referred to in Section 14(c)(iv) of the Lease Agreement, (iv) the opinion referred to in Section 14.2 (c)(v) of the Lease Agreement, (v) documents referred to in Section 14.2 (c)(vii) of the Lease Agreement.

            (m) Lease will, on the date of the Purchase Notice, deliver or cause to be delivered such agreements, certificates, opinions and other documents as Assignee shall request pursuant to Section 14.3 (b) of the Lease Agreement.

    Section 6. GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF SECTION.

    Section 7. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by any party on one or more of such counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument. A facsimile signature on any counterpart hereto will be deemed an original for all purposes.

     If you are in agreement with the foregoing, please do indicate by signing and returning a copy of this letter to the undersigned.

Thank you for your cooperation.

                            Very truly yours,

                            ACG ACQUISITION XII LLC

                            By:  ___________________
                                 Name:
                                 Title:

                             FIRST SECURITY BANK, NATIONAL
                             ASSOCIATION, AS OWNER TRUSTEE

                            By:  ___________________
                                 Name:
                                 Title:

Accepted and Agreed:

ALOHA AIRLINES, INC.


By:  ___________________
     Name:
     Title:

                                                               Attachment A to
                                                          Notice of Assignment


                            April ____, 2000

Aloha Airlines, Inc.
371 Aokea Street
Honolulu, Hawaii 96819

Attention:  Senior Vice President Finance and Planning

       Re:  NOTICE OF EFFECTIVENESS OF SALE

Ladies and Gentlemen:

       Reference is hereby made to that certain Lease Agreement (the "AGREEMENT") dated as of April __, 2000 between ACG Acuisition XII LLC and First Security Bank, National Association, as Owner Trustee, relating to one Boeing 737-2Q9 aircraft bearing manufacturer's serial number 21720 (and U.S. registration number N809AL).

       Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Agreement.

       Pursuant to the Notice to Lessee delivered under the Agreement, you are hereby notified that the Purchase has occurred and the Agreement is, consequently, effective.

       This letter may be executed in any number of counterparts and by either party on one or more of such counterparts.

Very truly yours,


ACG ACQUISITION XII LLC           FIRST SECIRITY BANK,
                                  NATIONAL ASSOCIATION,
                                  AS OWNER TRUSTEE

By:  __________________           By:  _________________
     Name:                             Name:
     Title:                            Title:


                                                                     F&J 4/26/00

                 ASSIGNMENT OF LEASE 809 AND LETTER OF CREDIT

     This ASSIGNMENT OF LEASE 809 AND LETTER OF CREDIT, dated as of May 1, 2000 (this "Agreement"), is between FIRST SECURITY BANK, NATIONAL ASSOCIATION ("FSB"), a national banking association, 79 South Main Street, Salt Lake City, Utah 84111, as owner trustee under the Trust Agreement, dated as of May 1, 2000, between BCI 2000, L.L.C. (the "Beneficiary") and FSB ("Debtor"), and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation, 12121 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025 (the "Secured Party").

                             W I T N E S S E T H :

     WHEREAS, Debtor is the Lessor (as transferee of ACG Acquisition XII LLC) under that certain Aircraft Lease Agreement 809 dated as of May 21, 1997, between ACG Acquisition XII LLC and Aloha Airlines, Inc., a Delaware corporation (the "Lessee"), as supplemented by the Notice of Lease Extension dated as of March 15, 2000 by Lessor as further described on Schedule F (together with all amendments, modifications, supplements, addenda and extensions thereto from time to time, the "Lease 809"), covering one Boeing model 737-2Q9 airframe, manufacturer's serial number 21720, United States registration number N809AL, together with two (2) Pratt & Whitney model JT8D-15A aircraft engines, manufacturer's serial numbers 688676 and 688677 (the "Engines" and, collectively, the "Aircraft 809");

     WHEREAS, the Letter of Credit has been furnished by the Lessee as security for the performance of the obligations of the Lessee under the Lease 809, and has been amended to name the Secured Party as beneficiary;

     WHEREAS, in connection with financing from the Secured Party, Debtor has entered into (i) the Loan Agreement 809, dated as of May 1, 2000 (the "Loan Agreement") among the Debtor, as Borrower, the Beneficiary, as Beneficiary and Secured Party, as Lender, pursuant to which Secured Party has advanced some or all of the Loan 809 (as defined therein) to the Debtor and (ii) the Aircraft Security Agreement 809 dated as of the date hereof between Debtor and Secured Party (the "Aircraft Security Agreement 809"); and

     WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings provided therefor in the Lease 809 of the Loan Agreement 809, PROVIDED, FURTHER, that any definition of a document used herein shall refer to such document as it may nor or later be amended or supplemented;

           FILED WITH FAA
        AIRCRAFT REGISTRATION

        00 MAY 1      PM 2:32

            OKLAHOMA CITY
               OKLAHOMA


             [ILLEGIBLE]

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

     1. As security for the payment and performance of the Liabilities (whether as scheduled, upon acceleration or otherwise, including, without limitation, repayment of the Loans made or to be made by the Secured Party under the Loan Agreement 809 as they may be outstanding from time to time, accrued interest thereon, the Prepayment Fee and all other interest, fees and expenses payable by the Debtor pursuant to the Loan Agreement 809 and the other Operative Documents) and of all costs of collection and enforcement of the Liabilities, the Debtor hereby collaterally assigns, transfers, conveys and sets over to the Secured Party all of its right, title and interests in, to and under, the Lease 809 and the Letter of Credit and any replacements or renewals thereof furnished under the terms of Section 29 of the Lease 809 (but none of Debtor's obligations thereunder), including, without limitation, the right under the Lease 809(i) to collect all Basic Rent, Supplemental Rent, and other income, proceeds (including, but not limited to insurance proceeds), awards, revenues and other sums payable by Lessee to Debtor pursuant to the Lease, and (ii) after the occurrence and during the continuance of a Lease Event of Default, to enforce all of Debtor's other rights and remedies under the Lease 809 and the Letter of Credit, but not limited to the right to apply any of the Lease 809 payments in accordance with the terms of the Lease 809.

     2. All notices, demands and other communications made by one party to the other party in connection with this Agreement shall be in writing and given to or made upon such party as provided in Section 11.01 of the Loan Agreement 809.

     3. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and permitted assigns. This Agreement may not be assigned by the Debtor, in whole or in part, without the prior written consent of the Secured Party. The parties hereto acknowledge and agree that the Secured Party may assign its rights hereunder to a Transferee (as defined in the Loan Agreement 809) as provided in Section 11.08 of the Loan Agreement 809.

     4. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of such counterparts shall constitute one and the same Agreement.

     5. This Agreement has been delivered in the State of New York. Each party hereto agrees that, to the maximum extent permitted by the law of the State of New York, this Agreement, and the rights and duties of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of New York (including sections 5-1401 and 5-1402 of the New York General Obligations Law) in all respects, including in respect of all matters of construction, validity and performance but without giving effect to any provision thereof that may require application of the laws of another jurisdiction.

     6. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST DEBTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN NEW YORK SUPREME COURT, MANHATTAN COUNTY OR THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, DEBTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT (SUBJECT TO ANY RIGHT OF APPEAL BY A HIGHER COURT). Debtor hereby agrees that service of all process upon it may be made by registered or certified mail, return receipt requested, to the Debtor at its address for notices specified or determined in accordance with Section 11.01 of the Loan Agreement, such service being hereby acknowledged by the Debtor to be sufficient for personal jurisdiction in any action against the Debtor in connection with this Agreement and to be otherwise effective and binding service in every respect. Debtor hereby confirms that service of process to it should be sent to Superintendent of Banking of the State of New York, State of New York Banking Department,
2 Rector Street, 19th Floor, New York, New York 10006 or any successor agent for service of process located in New York, New York reasonably acceptable to Secured Party (the "Process Agent") and agrees that service of process upon such Process Agent shall be deemed to be service of process upon the Debtor, with respect to any proceeding related to this Agreement. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceeding against the Debtor in the courts of any other jurisdiction, including, but limited to, where some or all of the Aircraft is located.

     7. EACH OF DEBTOR AND SECURED PARTY HEREBY KNOWINGLY VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY ENTERING INTO THE LOAN AGREEMENT AND MAKING THE LOAN TO DEBTOR TO FINANCE THE AIRCRAFT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that related to the subject matter of this transaction, including without limitation contract claims, [ILLEGIBLE] claims, breach of duty claims and all other common law and statutory claims. Each of Debtor and Secured Party further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as written consent to a trial by the court.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Lease 809 to be executed by their duly Authorized Officers as of the day first above written.


             Debtor: FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity solely as Owner Trustee

                                  By:           /s/ Greg A. Hawley
                                       -------------------------------------
                                       Name:   Greg A. Hawley
                                       Title:  Vice President


             Secured Party:       COAST BUSINESS CREDIT,
                                  a division of Southern Pacific Bank

                                  By:
                                       -------------------------------------
                                       Name:
                                       Title:





Assignment of Lease and Letter of Credit 809
Boeing Model 737-2Q9 Aircraft
U.S. Registration No. N809AL

IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Lease 809 to be executed by their duly Authorized Officers as of the day first above written.


             Debtor: FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity solely as Owner Trustee

                                  By:
                                       -------------------------------------
                                       Name:
                                       Title:


             Secured Party:       COAST BUSINESS CREDIT,
                                  a division of Southern Pacific Bank

                                  By:           /s/ Joseph N. Sammons
                                       -------------------------------------
                                       Name:   Joseph N. Sammons
                                       Title:  Vice President





Assignment of Lease and Letter of Credit 809
Boeing Model 737-2Q9 Aircraft
U.S. Registration No. N809AL

                                                                      SCHEDULE I


                             DESCRIPTION OF LEASE

Lease Agreement dated May 21, 1997, between ACG Acquisition XII, LLC as lessor and Aloha Airlines, Inc. as lessee, as supplemented by Certificate of Acceptance 809, recorded by the Federal Aviation Administration ("FAA") on August 28, 1997, as Conveyance No. HK010357, as supplemented by Notice of Lease Extension N809AL dated March 15, 2000, by ACG Acquisition XII, LLC as lessor, which was not filed with the FAA, as assigned by the Lease Agreement Assignment dated as of May 1, 2000, between ACG Acquisition XII, LLC as assignor and First Security Bank, National Association of Owner Trustee, assignee, which is being filed with the FAA contemporaneously herewith.










Assignment of Lease
Boeing Model 737-2Q9 Aircraft
U.S. Registration No. N809AL

                                                            EXECUTION VERSION

                             AGREEMENT 809

     THIS AGREEMENT 809 (this "Agreement" dated the 5th day of November, 2001, is by and among Aloha Airlines, Inc. (the "Lessee"), Wells Fargo Bank Northwest, National Association (formerly known as First Security Bank, National Association), as Owner Trustee (the "Lessor") and Coast Business Credit, a division of Southern Pacific Bank (the "Secured Party"), and consented to by BCI 2000, L.L.C. (the "Beneficiary") and BCI Aircraft Leasing, Inc. (the "Guarantor"). Capitalized terms used herein and not otherwise defined are used as defined in Appendix A to the Loan Agreement (as defined below).

     WHEREAS, Lessee and Lessor (as assignee of ACG Acquisition XII LLC) are parties to Lease Agreement 809 dated May 21, 1997 (as extended, amended and supplemented from time to time, the "Lease'), as collaterally assigned by Lessor to Secured Party pursuant to the Assignment of Lease 809 and Letter of Credit dated as of May 1, 2000 between Lessor and Secured Party (the "Lease Assignment") which Lease Assignment has been consented to by Lessee pursuant to the Consent and Agreement 809 dated as of May 1, 2000 among Lessee, Lessor and Secured Party (the "Lessee Consent"), each such document relates to one Boeing model 737-2Q9 Aircraft bearing manufacturer's serial number 21720 and United States Registration No. N809AL together with two Pratt & Whitney model JT8D-15A aircraft engines bearing manufacturer's serial numbers P688676 and P688677 (collectively, the "Aircraft");

     WHEREAS, Lessor, Beneficiary and Secured Party are parties to Loan Agreement 809 dated as of May 1, 2000 (the "Loan Agreement"), pursuant to which Secured Party provided financing for Lessor's purchase of the Aircraft;

     WHEREAS, Guarantor executed and delivered in favor of the Secured Party a Guaranty dated May 1, 2000 (the "Guaranty") with respect to certain obligations of the Lessor under the Loan Agreement;

     WHEREAS, an Event of Default (as defined in the Lease) has occurred and is continuing under Clause 13.1(a) of the Lease by reason of Lessee's failure to make payment of Basic Rent on September 20, 2001 (a Rent Date) pursuant to Clause 5.3 of the Lease; and

     WHEREAS, an Event of Default (as defined in the Loan Agreement) has occurred and is continuing under each of Sections 9.01(a) and 9.01(f) of the Loan Agreement by reason of, among other things, Lessor's failure to make payment of principal and interest (including, but not limited to, Interest Deficiency) on September 20, 2001 (a Payment Date) pursuant to Section 2.04 of the Loan Agreement Guarantor's failure to make payment of Interest Deficiency on September 20, 2001 (a Payment Date) pursuant to Section 1.1 of the Guaranty and Lessee's

------------------------
*Indicates that information has been omitted as confidential information, and is filed separately with the Commission.

failure to make payment of Basic Rent on September 20, 2001 (a Rent Date) pursuant to Clause 5.3 of the Lease.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. On or about November 5, 2001, Secured Party shall call and draw on the irrevocable Standby Letter of Credit No. S/B 970039 issued by First Hawaiian Bank on May 20, 1997 in favor of the Secured Party (as extended, amended and supplemented from time to time, the "Letter of Credit") in the amount of US$* and use or apply the proceeds (net of any cost or expense to be incurred in connection therewith) in or towards satisfaction of all sums due and payable to the Secured Party under the Loan Agreement as of September 20, 2001 and October 20, 2001, each a Payment Date under the Loan Agreement and a Rent Date under the Lease. In the event of any excess amount remaining after the use or application of the proceeds (net of any cost or expense to be incurred in connection therewith) of the Letter of Credit pursuant to the preceding sentence, such excess amount shall be retained by the Secured Party and applied by the Secured Party, in or towards satisfaction of the outstanding amount of principal and interest of the Loan under the Loan Agreement, as a mandatory prepayment thereof, provided that no Prepayment Fee shall be payable in connection with such mandatory prepayment and the amount of the excess will be applied to the next payments due upon the Loan in chronological order.

     2. Provided that the Secured Party shall have actually received the amount of US$* in connection with its drawing under the Letter of Credit pursuant to clause 1 above, Secured Party and Lessor agree as follows: notwithstanding the requirement set out in Clause 5.1(b)(ii) of the Lease which provides that the Lessee shall immediately, on demand of the Lessor or the Secured Party, procure the issuance of a new Letter of Credit (as defined in the Lease) acceptable to the Lessor and the Secured Party for an amount equal to the amount used or applied pursuant to clause 1 above, Secured Party and Lessor agree that Lessee may, and Lessee shall, within twelve (12) months from the date that the Secured Party shall have actually received the amount of US$* in connection with its drawing under the Letter of Credit pursuant to clause 1 above, procure the issuance of a new clean Letter of Credit (as defined in the Lease), satisfying the requirements set forth in the definition of "Letter of Credit" in Clause 1.1 of the Lease, in an amount drawable thereunder equal to US$*, or shall pay to the Secured Party an amount in cash equal to US$* to be held pursuant to Clause 5.1(a) of the Lease (as assigned pursuant to the Lease Assigmnent).

     3. (a) Lessor and Lessee hereby agree that:

               (i) the Lease is hereby amended by replacing the number "$*" which appears in the definition of "Agreed Value" in Section 1.1 of the Lease with the number "$*";

               (ii) the amendment to the Lease as set forth in clause 3(a)(i) above shall not be effective until execution and delivery of this Agreement by the Secured Party; and

               (iii) except as expressly provide herein, all of the provisions of the Lease as heretofore amended and supplemented and as further amended and supplemented by clause 3(a)(i) above are hereby ratified and confirmed and shall, as so amended and supplemented, remain in full force and effect. From and after the date hereof, all references in any document or instrument to the Lease shall mean the Lease as heretofore amended and supplemented by clause 3(a) above.

          (b) By executing this Agreement, the Secured party hereby consents to the amendment to the Lease as set forth in clause 3(a)(i) above; provided that Secured Party does not waive, and should not be deemed to waive, any of its rights, powers or remedies under the Loan Agreement or any other Operative Document by virtue of its consent hereunder.


     4. This Agreement shall be effective following execution and delivery of this Agreement by each of the parties hereto and upon Secured Party's actual receipt of US$* following the drawing under the Letter of Credit pursuant to clause 1 above.

     5. Except with respect to any payment defaults cured by application of the drawings under the Letter of Credit, Secured Party does not waive, and should not be deemed to waive, any of its rights or remedies with respect to existing or future Events of Default under the Loan Agreement and the other Operative Documents by virtue of this Agreement or any negotiations that it may engage in regarding the Events of Default described herein and Secured Party hereby expressly reserves the right to pursue its rights and remedies at a time and in a manner of its choosing with respect to the Events of Default described above and any other Event of Default that has occurred or may occur in the future. Pursuant to Section 9.02(c) of the Loan Agreement, Lessor is responsible for all of Secured Partys reasonable out-of-pocket costs and expenses incurred in connection with the Events of Default described in this Agreement, including, without limitation, reasonable fees and expenses of Secured Party's counsel.

     6. Except with respect to any Payment defaults cured by application of the drawings under the Letter of Credit, Lessor does not waive, and should not be deemed to waive, any of its rights or remedies with respect to existing or future Events of Default under the Lease by virtue of this Agreement or any negotiations that it may engage in regarding the Events of Default described herein and Lessor hereby expressly reserve the right to pursue its rights and remedies at a time and in a manner of its choosing with respect to the Events of Default described above and any other Event of Default that has occurred or may occur in the future. Pursuant to Clause 13.4 of the Lease, Lessee is responsible for all of Lessor's and Secured Party's (as Lessor's assignee pursuant to the Lease Assignment and Lessee Consent) loss, damage, expense, cost or liability which the Lessor or Secured Party (as Lessor's assignee pursuant to the Lease Assignment and Lessee Consent) may sustain or incur directly or indirectly as a result of the occurrence of a Default (as defined in the Lease).

     7. Lessee and Lessor hereby expressly agree that any default by Lessee in the performance of its obligations under this Agreement shall constitute an Event of Default under the Lease.

     8. By countersigning this Agreement, Beneficiary hereby directs the Lessor under the Trust Agreement to execute and deliver this Agreement.

     9. By countersigning this Agreement, each of Beneficiary and Guarantor consents to all the terms of this Agreement and agrees to be bound by all such terms in all respects.

     10. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     11. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.


                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement 809 to be executed by their duly Authorized Officers as of the day first above written.


LESSEE:                             ALOHA AIRLINES, INC.

                                    By: /s/ Brenda F. Cutwright
                                        ------------------------------------
                                        Name:  Brenda F. Cutwright
                                        Title: Executive Vice President & CFO

                                    By: /s/ James M. King
                                        ------------------------------------
                                        Name:  James M. King
                                        Title: Senior Vice President Planning
                                               and Business Development


LESSOR:                             WELLS FARGO BANK NORTHWEST,
                                    NATIONAL ASSOCIATION (formerly known as
                                    First Security Bank, National Association), as Owner Trustee

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:


SECURED PARTY:                      COAST BUSINESS CREDIT,
                                    A DIVISION OF SOUTHERN PACIFIC BANK

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement 809 to be executed by their duly Authorized Officers as of the day first above written.


LESSEE:                             ALOHA AIRLINES, INC.

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:


LESSOR:                             WELLS FARGO BANK NORTHWEST,
                                    NATIONAL ASSOCIATION (formerly known as
                                    First Security Bank, National Association), as Owner Trustee

                                    By: /s/ Michael D. Hoggan
                                        ------------------------------------
                                        Name:  Michael D. Hoggan
                                        Title: Assistant Vice President


SECURED PARTY:                      COAST BUSINESS CREDIT,
                                    A DIVISION OF SOUTHERN PACIFIC BANK

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement 809 to be executed by their duly Authorized Officers as of the day first above written.


LESSEE:                             ALOHA AIRLINES, INC.

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:


LESSOR:                             WELLS FARGO BANK NORTHWEST,
                                    NATIONAL ASSOCIATION (formerly known as
                                    First Security Bank, National Association), as Owner Trustee

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:


SECURED PARTY:                      COAST BUSINESS CREDIT,
                                    A DIVISION OF SOUTHERN PACIFIC BANK

                                    By: /s/ Ernest Oon
                                        ------------------------------------
                                        Name:  Ernest Oon
                                        Title: Vice President

EACH OF THE UNDERSIGNED BENEFICIARY AND GUARANTOR HEREBY CONSENTS TO ALL THE TERMS OF THE FOREGOING AGREEMENT AND AGREES TO BE BOUND BY ALL SUCH TERMS IN ALL RESPECTS.


BCI 2000, L.L.C., as Beneficiary
by BCI Aircraft Leasing, Inc., as Manager

By: /s/ Brian N. Hollnagel
    ------------------------------------
    Name:  Brian N. Hollnagel
    Title: President


BCI AIRCRAFT LEASING, INC., as Guarantor

By: /s/ Brian N. Hollnagel
    ------------------------------------
    Name:  Brian N. Hollnagel
    Title: President